ARTICLES OF REDOMESTICATION

                               OF

           GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                            ARTICLE I

                              NAME

The name of the corporation is Great-West Life & Annuity Insurance
Company.

                           ARTICLE II

                 STATE OF ORIGINAL INCORPORATION

         The corporation was originally incorporated as the National Interment Association on March 28, 1907, in the State of Kansas. The corporation was authorized to do business as an insurance company in the State of Kansas on April 24, 1907. On April 19, 1910, the name of the corporation was changed to the National Industrial Insurance Company. On September 14, 1956, the name of the corporation was changed to Liberty Life & Casualty Company, Inc. On February 15, 1963, the name of the corporation was changed to Ranger National Life Insurance Company. On May 29, 1980, the name of the corporation was changed to Insuramerica Corporation. On April 6, 1982, the name of the corporation was changed to Great-West Life & Annuity Insurance Company.

                           ARTICLE III

                       PERPETUAL DURATION

         The corporation shall have perpetual duration.

                           ARTICLE IV

                             PURPOSES

         A. The business of the corporation is serving as an insurance company relating to life, accident, and health insurance formerly under the laws of the State of Kansas and, upon redomestication to Colorado, under the laws of the State of Colorado.

        B. The corporation shall have the power to issue both participating and nonparticipating insurance policies.






        C. The corporation may engage in any lawful act or activity for which corporations may be organized under the Colorado
Corporation Code which are not in conflict with the laws of the State of Colorado applicable to insurance companies or with the Regulations of the Colorado Commissioner of Insurance.

         D. The purpose for which the corporation is being redomesticated is to carry on, under the laws of the State of Colorado, the business for which it was incorporated under the laws of the State of Kansas.

                            ARTICLE V

             REGISTERED OFFICE AND REGISTERED AGENT

         The registered office is at 8515 E. Orchard Road,
Englewood, Colorado 80111. The registered agent is Ruth B. Lurie at said address.

                           ARTICLE VI

          NAMES AND ADDRESSES OF DIRECTORS AND OFFICERS

        The following persons shall serve as the directors on the date of the redomestication of the corporation.

                    Frank J. Becker `
                    2818 West Central
                    El Dorado, Kansas 67042

                    Martin B. Dickinson, Jr.
                    1211 Massachusetts
                    Lawrence, Kansas 66044

                    George R. Dinney
                    2232 Ridge Plaza
                    Castle Rock, Colorado 80104

                    Dawn H. Grohs
                    225 N. Market, Suite 200
                    Wichita, Kansas 67201

                    Nelson L. Hartman
                    520 West 27th
                    Topeka, Kansas 66601

                    Kevin P. Kavanagh
                    100 Osborne North
                    Winnipeg, Manitoba
                    Canada R3C 3A5

                   William T. McCallum
                   8515 E. Orchard Road
                   Englewood, Colorado 80111

         The following persons shall serve as officers on the date of the redomestication of the corporation.

                   William T. McCallum
                   President and Chief Executive Officer
                   8515 E. Orchard Road
                   Englewood, Colorado 80111

                   David E. Morrison
                   Senior Vice President and Actuary
                   100 Osborne North
                   Winnipeg, Manitoba,
                   Canada R3C 3A5

                    Glen R. Derback
                    Senior Vice President and Treasurer
                    8515 E. Orchard Road
                    Englewood, Colorado 80111

                    John T. Hughes
                    Sr. V.P., Chief Investment Officer
                    8515 E. Orchard Road
                    Englewood, Colorado 80111

                    D. Craig Lennox
                    Sr. V. P., General Counsel and Secretary
                    100 Osborne Street North
                    Winnipeg, Manitoba,
                    Canada R3C 3A5

                    Dennis Low
                    Senior Vice President, Individual
                    8515 E. Orchard Road
                    Englewood, Colorado 80111

                    Graham R. McDonald
                    Senior Vice President
                    8505 E. Orchard Road
                    Englewood, Colorado 80111

                    Edward J. Ransby
                    Senior Vice President, Capital Markets
                    & Pension Investments
                    100 Osborne Street North
                    Winnipeg, Manitoba
                    Canada R3C 3A5

                           ARTICLE VII

         CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

     Cumulative voting is not allowed in the election of Directors.

                          ARTICLE VIII

               PREEMPTIVE RIGHTS FOR SHAREHOLDERS

        Ownership of shares of any class of the capital stock of the corporation shall not entitle the holders thereof to any preemptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the corporation or any securities convertible into any class of capital stock of the corporation, however acquired, issued, or sold by the corporation, it being the purpose and the intent that the Board of Directors shall have full right, power, and authority to offer for subscription or sale or to make any disposal of any or all unissued shares of the capital stock of the corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the corporation, for such consideration, not less than the par value of shares having a par value, in money or property, as the Board of Directors shall determine.

                           ARTICLE IX

                    AUTHORIZED CAPITAL STOCK

        The corporation is authorized to issue 5,000,000 shares of common stock of a par value of $1 (one dollar) per share.

                            ARTICLE X

                 PERSONAL LIABILITY OF DIRECTORS

        No director of this corporation shall have any personal liability for monetary damages to the corporation or its shareholders for breach of his/her fiduciary duty as a director except that this provision shall not eliminate or limit the liability of a director to the corporation or its shareholders for monetary damages for (i) any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) payment of a dividend or approval of a stock repurchase in contravention of C.R.S. Section 7-5-114, or (iv) any transaction from which the director derives an improper personal benefit.

                           ARTICLE XI

                          GOVERNING LAW

        Upon redomestication of the corporation to the State of Colorado, the corporation accepts and will be subject to the laws of the State of Colorado.

                          ARTICLE XII

           EFFECTIVE DATE, AMENDMENT AND RESTATEMENT

         These Articles of Redomestication become effective immediately upon the redomestication of the corporation to the State of Colorado. They thereafter constitute an amendment and restatement of all prior Articles of Incorporation of Great West Life & Annuity Insurance Company under the laws of the State of Kansas.

                          ARTICLE XIII

                           SIGNATURES

         These Articles of Redomestication are executed on behalf of the corporation by its President and its Secretary as evidenced by their signatures appearing below.

Dated: August 23. 1990







ATTEST:




D. Craig Lennox, Secretary
                           GREAT-WEST LIFE & ANNUITY
                           INSURANCE COMPANY

                           BY:

                              William T. McCallum, President





          These Articles of Redomestication are verified by the signatures of the President and Secretary of the Corporation as provided in the Colorado Corporation Code.


RBL0745C. FIN

                             ARTICLES OF AMENDMENT
                        TO ARTICLES OF REDOMESTICATION

         Pursuant to the provisions of the Colorado Corporation
      Code, Great-West Life & Annuity Insurance Company (the
"Corpora-
      tion") hereby adopts the following Articles of Amendment to its
      Articles of Redomestication:

         FIRST: the name of the Corporation is Great-West Life
      & Annuity Insurance Company.

         SECOND: the amendment set forth on Exhibit A attached hereto was adopted by a vote of the sole shareholder of the
Corp-
      oration on December 6, 1990. The number of shares voted for the
      Amendment was sufficient for approval.

         THIRD: the amendment does not effect an exchange, reclassification, or cancellation of issued shares of the
Corpo-
      ration.

         FOURTH: the amendment does not effect a change in the amount of stated capital of the Corporation.

                                    GREAT-WEST LIFE & ANNUITY
                                       INSURANCE COMPANY

         Dated: December 6, 1990     By:

                                       William T. McCallum, its
Presi-
                                       dent & Chief; Executive
Officer

                                     By:
                                        Craig Lennox, its Senior
Vice
                                        President, General Counsel
and
                                        Secretary











STATE OF COLORADO         )

COUNTY OF                 ) ss.

          Before me,                             , a notary
public, personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Arti-cles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this 6th day of December, 1990.



My commission expires:















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l




         Great-West Life & Annuity Insurance Company hereby amends and restates ARTICLE IX of its Articles of
Redomestication
        to read in its entirety as follows:

                                    ARTICLE IX

                             AUTHORIZED CAPITAL STOCK

         The total number of shares of all classes of capital stock which the corporation is authorized to issue is
100,000,000
        shares, of which 50,000,000 shares shall be Common Stock, of a par value of $1 (one dollar) per share (the "Common
Stock"), and
        50,000,000 shares shall be Preferred Stock, of a par value of $1
        (one dollar) per share (the "Preferred Stock").

                  A. COMMON STOCK

         The powers, designations, preferences and relative, participating, optional or other special rights (and the quali-
        fications, limitations or restrictions thereof) in respect of the
        Common Stock are as follows:

         1. Rank. The Common Stock shall rank junior to the Preferred Stock with respect to payment of dividends and distri-
        butions on liquidation or dissolution and shall have such other qualifications, limitations or restrictions as provided in this
        Article IX.

         2. Voting Rights. Except as otherwise expressly pro-vided by law or as provided for any series of Preferred
Stock by
        the board of directors of the corporation in accordance with this
        Article IX, all voting rights shall be vested in the holders of shares of the Common Stock, and at every meeting of stockholders of the corporation (or with respect to any action by written consent in lieu of a meeting of stockholders), each share of
        Common Stock shall be entitled to one vote (whether voted in person by the holder thereof or by proxy or pursuant to a stock-
        holders' consent) on all matters to come before such meeting of the stockholders of the corporation.

         3. Dividend and Liquidation Preference as between the Common Stock and the Preferred Stock. For so long as any shares
        of Preferred Stock are outstanding, the corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than any dividend or distribution payable
        solely in shares of Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to
        dividends and liquidation) in respect of the Common Stock or any other stock of the corporation ranking junior to the shares of
        Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consider-
        ation any shares of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, unless (i) full cumulative dividends on all shares of Preferred Stock for all past dividend periods have been (a) paid or (b) declared and a sum sufficient irrevocably deposited with the paying agent for the payment of such dividends, and (ii) the corporation has redeemed the full number of shares of Preferred Stock, if any, it is then obligated to redeem in accordance with the terms of any series of Preferred Stock as fixed by the board of directors of the corporation in accordance with this Article IX.

          4. Assets Remaining After Liquidation. In the event of the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the holders of the Pre-ferred Stock, the holders of shares of the Common Stock shall be entitled, to the exclusion of the holders of shares of the Pre-ferred Stock, to share ratably in all remaining assets of the corporation.

         B. PREFERRED STOCK

         1. The Preferred Stock may be divided into and issued in series. The board of directors of the corporation is autho-rized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to dis-tinguish the shares thereof from the shares of all other series and classes. The board of directors of the corporation is authorized, within any limitations prescribed by law and this
Article IX, to fix and determine the designations, rights, quali-fications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

              (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

              (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

              (c) The amount payable upon shares in event of invol-untary liquidation;

              (d) The amount payable upon shares in event of volun-tary liquidation;

              (e) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

              (f) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

          (g) Voting powers, if any; and

          (h) Such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares of such series as the board of directors of the corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Colorado.

          2. No Dividend Preference Between Series of Preferred Stock. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared on the shares of each other series of Preferred Stock through the most recent dividend payment date for each such other series. If at any time any accrued dividends on shares of any series of Preferred Stock have not been paid in full, then the corporation will, if paying any dividends on any shares of any series of Preferred Stock, pay dividends on shares of all series of Preferred Stock pro rata in proportion to the sums which would be payable on such series if all accrued but unpaid dividends, if any, were declared and paid in full. Dividends on any series of Preferred Stock shall be cumulative only to the extent provided in the terms of that series.

          3. Liquidation Preference. (a) In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, holders of shares of any series of Preferred Stock shall be entitled to receive, out of the assets of the corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution on the Common Stock or on any other class of stock ranking junior to the shares of Preferred Stock upon liquidation, a liquidation distribution per share in the amount of the liquidation preference fixed or determined in accordance with the terms of the shares of such series of Pre-ferred Stock plus, if so provided in such terms, an amount equal to accumulated and unpaid dividends on each share of such series (whether or not earned or declared) to the date of such dis-tribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets of the corporation are insufficient to pay in full the holders of shares of any series of Preferred Stock the preferential amount to which they are entitled, holders of shares of all series of Preferred Stock will share ratably in any such distribution of such assets in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. Unless and until payment in full has been made to holders of shares of all series of Preferred Stock of the liquidation dis-tributions to which they are entitled as provided in this Article IX, no dividends or distributions will be made to holders of the Common Stock or any other stock ranking junior to the shares of any series of Preferred Stock on liquidation and no purchase, redemption or other acquisition for any consideration by the corporation will be made in respect of the Common Stock or any stock ranking junior to the shares of any series of Preferred Stock upon liquidation. After the payment to all holders of series of Preferred Stock of the full amount of the liquidation distributions to which they are entitled pursuant to the preceding sentences, such holders (in their capacity as such holders) shall have no right or claim to any of the remaining assets of the corporation.

          (b) Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the con-solidation or merger of the corporation with or into any other entity, nor the merger or consolidation of any other entity with or into the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article IX.

          4. Conversion Rights. Preferred Stock of any series may be convertible into shares of any other class or into shares of any series of the same or any other class, except as may otherwise be limited by law, if the terms and conditions of such conversion are fixed and determined by the board of directors of the corporation in establishing such series of Preferred Stock.

          5. Dividend Rate Periods of the Preferred Stock. The periods during which a dividend rate would be applicable for any series of the Preferred Stock shall be determined in accordance with the terms of that series. Such terms may provide that the board of directors of the corporation shall have the discretion to establish the duration of the period during which a dividend rate would be applicable. Such terms may provide that a dividend rate may be applicable during all or part of the time any shares of such series are outstanding. If a dividend rate is applicable during only part of the time any shares of a series are outstanding, such terms may provide that the board of directors of the corporation may select, from time to time, one or more subsequent time periods of the same or varying lengths during which a dividend rate will be applicable; provided, that the board of directors of the corporation at the time of establishing such series shall state in the terms of such series a minimum and a maximum length for such time periods.

          6. Redemption Provisions. (a) Shares of any series of the Preferred Stock shall be subject to the right of the corporation to redeem any of such shares if so provided in the terms of such series. Such terms may provide that the board of directors of the corporation may change from time to time, the redemption terms and conditions, including the redemption price, for shares of such series, provided, that the board of directors of the corporation at the time of establishing such series shall state in the terms of such series a minimum and a maximum redemption price.

          (b) The corporation shall not purchase or otherwise acquire any shares of any series of Preferred Stock while any accumulated and unpaid dividends exist with respect to such series or any other series of Preferred Stock, unless contemporaneously with such purchase or acquisition such accumulated and unpaid dividends are (i) paid or (ii) declared and a sum sufficient irrevocably deposited with the paying agent for payment of such dividends; provided, however, that (a) the corporation may redeem shares of any series of Preferred Stock in accordance with the terms of such series, and (b) the corporation may purchase or otherwise acquire shares pursuant to a voluntary purchase or exchange offer made on an equal basis to all holders of shares of all series of Preferred Stock.

                                                      EXHIBIT A

          1. Creation and Designation of Series.

          The Board of Directors of Great-West Life & Annuity Insurance Company (the "Corporation") hereby creates four series of Stated Rate Auction Preferred Stock ("STRAPS"). The four series are designated as follows: "Stated Rate Auction Preferred Stock, Series A," consisting of 1,500 shares ("Series A STRAPS"), "Stated Rate Auction Preferred Stock, Series B," consisting of 1,500 shares ("Series B STRAPS"), "Stated Rate Auction Preferred Stock, Series C," consisting of 1,500 shares ("Series C STRAPS") and "Stated Rate Auction Preferred Stock, Series D," consisting of 1,500 shares ("Series D STRAPS"). Each share of Series A STRAPS shall be identical and equal in all respects to every other share of Series A STRAPS, each share of Series B STRAPS, shall be identical and equal in all respects to every other share of Series B STRAPS, each share of Series C STRAPS shall be identical and equal in all respects to every other share of Series C STRAPS, each share of Series D STRAPS shall be identical and equal in all respects to every other share of Series D STRAPS, and the shares of Series A STRAPS, Series B STRAPS, Series C STRAPS and Series D STRAPS shall, except as expressly provided in this Statement of Designation, be identical and equal in all respects. The Series A STRAPS, Series B STRAPS, Series C STRAPS and Series D STRAPS shall be subject to and governed by the provisions of the Articles of Redomestication of the Corporation as amended from time to time in accordance with applicable law (including, but not limited to, the provisions of the Articles of Redomestication concerning dividend and liquida-tion preferences).

         2. Definitions.

          Unless the context or use indicates another or different meaning, the following terms shall have the following meanings, whether used in the singular or plural:

          "Affiliate", as used in paragraphs 1 through 7, means any entity other than the Corporation (i) which owns beneficially, directly or indirectly, 10% or more of the outstanding shares of the Common Stock, (ii) which is in control of the Corporation, as "control" is defined under Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R. S 230.405, as in effect on the date of this Statement of Designation, (iii) of which 10% of more of the outstanding shares of Common Stock, or in which a 10% or greater general partnership or joint venture interest, is owned beneficially, directly or indirectly, by any entity described in clause (i) or (ii) above, or (iv) which is controlled by any entity described in clause (i) or (ii) above, as "controlled by" is defined under such Section 230.405.

          "Applicable Rate" has the meaning specified in paragraph 3(c)(i) below.

          "Applicable Treasury Rate" on any date, with respect to any series of STRAPS with a Long-Term Dividend Period, means the interest equivalent of the rate for direct obligations of the United States Treasury having an original maturity which is equal to, or next lower than, the length of such Long-Term Dividend Period, as published weekly by the Federal Reserve Board in "Federal Reserve Statistical Release H.15 (519)--Selected Interest Rates," or any successor publication by the Federal Reserve Board within five Business Days preceding such date. In the event that the Federal Reserve Board does not publish such weekly per annum interest rate, or if the release is not yet available, the Applicable Treasury Rate will be the arithmetic mean of the secondary market bid rates as of approximately
3:30 p.m., New York City time, on the Business Day next preceding such date of the U.S. Government Securities Dealers obtained by the Auction Agent (in the case of a determination of the Applicable Treasury Rate on any Auction Date) or the Corporation (in the case of a determination of such rate on any other day) for the issue of United States Treasury Bills with a remaining maturity equal to, or next lower than, the length of such Long-Term Dividend Period. If any U.S. Government Securities Dealer does not quote a rate required to determine the Applicable Treasury Rate, the Applicable Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or Government Securities Dealers, as the case may be, or, if the Corporation does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers; provided that, in the event the Corporation is unable to cause such quotations to be furnished to the Auction Agent, (or, if applicable, to the Corporation) by such sources, the Corporation may cause the Applicable Treasury Rate to be furnished to the Auction Agent (or, if applicable, the Corporation) by such alternative source or sources as the Corporation in good faith deems to be reliable. For purposes of this definition, the n interest equivalent" of a rate stated on a discount basis shall be equal to the quotient of
(A) the discount rate divided by (B) the difference between 1.00 and the discount rate.

          "Auction" means each periodic operation of the Auction
Procedures.

          "Auction Agent" means the bank or trust company appointed as auction agent by a resolution of the Board of Directors.

          "Auction Date" has the meaning specified in paragraph 8(a) below.

          "Auction Procedures" means the procedures set forth in paragraph 8 below.

          "Board of Directors" means the Board of Directors of the Corporation.

          "Business Day" means a day on which the New York Stock
Exchange is open for trading and which is not a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to close.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commercial Paper Dealers" means Goldman, Sachs & Co., Shearson Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, or in lieu of any thereof, their respective affiliates or successors, provided that such entity is then a commercial paper dealer.

          "Common Stock" means the common stock, par value $1.00, of the Corporation.

          "Cut-Off Date" means the last day of the first taxable year of the Corporation as of which the accumulated earnings and profits of the Corporation, as calculated for federal income tax purposes, exceed three times the aggregate amount of all distributions on the STRAPS for such taxable year.

          "Date of Original Issue" means the date on which the Corporation originally issues the shares of STRAPS.

          "Default in Preferred Stock Dividends" has the meaning specified in paragraph 6(c) below.

          "Dividend Payment Date" has the meaning specified in paragraph 3 (b) (vi) below.

          "Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Dividend Period Days has the meaning specified in paragraph 3 (b) (ix) below.

          "Dividend Quarter" has the meaning specified in paragraph 3 (b) (vi) below.

          "Dividends Received Deduction" means, with respect to any share of STRAPS and any dividend paid thereon to the Holder of such share, the deduction generally allowed to a corporate holder of stock in a taxable domestic business corporation in computing such Holder's taxable income for purposes of the regular federal corporate income tax under section 243(a)(1) of the Code, or any successor provision, equal to a percentage rate multiplied by the dividends (as defined in section 316(a) of the Code) received on such stock, determined (1) without regard to the amount of the issuer's stock owned by such Holder and (2) assuming that any limitations on such deduction based on the facts or circumstances relating to particular Holders (such as limitations based on a minimum holding period, the allocation of interest expense or debt to the purchase of stock, or the Holder's taxable income or status as a taxpayer) do not apply.

          "Eight-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Failure to Deposit" means the failure by the Corporation to pay to the Paying Agent, not later than noon (A) on the Business Day next preceding any Dividend Payment Date in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any shares of STRAPS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date in the City of New York, New York, the Redemption Price of any shares of STRAPS to be redeemed on such redemption date, plus accumulated and unpaid dividends thereon to the redemption date. In the event that the Corporation is acting as the Paying Agent, Failure to Deposit shall mean that the Corporation has not, on the applicable Dividend Payment Date for any Series of STRAPS, deposited with the United States Postal Service for delivery by first class mail, postage prepaid, to the registered holders of the STRAPS, the dividend payment checks with respect to such Dividend Payment Date.

          "Five-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Four-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Gross-Up Payment" means a payment to a Qualified Investor of an amount which, when taken together with the aggregate Non-Qualifying Distributions paid to such Qualified Investor during any taxable year ending on or before the Cut-Off Date, would cause such Qualified Investor's net yield in dollars (after federal income tax consequences and treating, for purposes of calculating net yield in dollars, that portion of the Non-Qualifying Distributions otherwise treated as a return of capital as capital gain received upon the taxable sales of shares of STRAPS at the time of such Non-Qualifying Distributions) from the aggregate of both the Non-Qualifying Distribution and the Gross-Up Payment to be equal to the net yield in dollars (after federal income tax consequences) which would have been received by such Qualified Investor if the amount of the aggregate Non-Qualifying Distributions treated as a return of capital had instead been treated as a dividend for federal income tax purposes. Such Gross-Up Payments shall be calculated (1) without consideration being given to the time value of money, (2) assuming that no federal minimum tax or similar tax is imposed with respect to dividends received from the Corporation, and (3) assuming that the Qualified Investor is taxable at all times at the maximum marginal regular federal income tax rate applicable to corporations in effect during the taxable year in question on the Non-Qualifying Distributions and the Gross-Up Payment and is able to take full advantage of the Dividends Received Deduction with respect to dividends received from the Corporation.

          "Holder" means an individual or entity in whose name an outstanding share of STRAPS is registered on the Stock Books.

          "Holders' Dividend Period Notice" has the meaning specified in paragraph 3 (b) (viii) (B) below.

          "Initial Long-Term Dividend Period" means, with respect to each of the Series A STRAPS, the Series B STRAPS, the Series C
STRAPS and the Series D STRAPS, the period from and including the Date of Original Issue to and excluding December 31, 1993.

          "Long-Term Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Maximum Rate" has the meaning specified in paragraph 8(a) below.

          "Minimum Holding Period" has the meaning specified in paragraph 3 (b) ( ix) below.

          "Moody's" means Moody' 8 Investors Service or any successor thereto.

          "Nine-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Non-Qualifying Distribution" means a distribution on the shares of STRAPS with respect to any fiscal year of the Corporation ended on or before the Cut-Off Date that constitutes, in whole or in part, a return of capital.

          "Normal Dividend Payment Date" has the meaning specified in paragraph 3 (b) (ii) below.

          "Notice of Dividend Period" has the meaning specified in paragraph 3 (b) (viii) below.

          "Notice of Redemption" has the meaning specified in paragraph 5(e) below.

          "Notice of Revocation" has the meaning specified in paragraph 3 (b) (viii) below.

          "One-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Paying Agent" means the bank or trust company that has been appointed as paying agent by a resolution of the Board of Directors, or, if the Corporation shall have elected not to appoint a bank or trust company as Paying Agent for the initial Dividend Period with respect to any series of STRAPS, the Corporation.

          "Qualified Investor" means a Holder that is or was a Holder of the shares of STRAPS of any Series on the record date for a Non-Qualifying Distribution.

          "Rating Agencies," on any date of determination, means
(i) each of Moody's and Standard & Poor's, or (ii) if only one of such rating agencies is then rating the shares of STRAPS, such rating agency, or (iii) if neither of such rating agencies is then rating the shares of STRAPS, any nationally recognized statistical rating organization designated by the Corporation with the consent of Goldman, Sachs & Co. provided such consent is not unreasonably withheld.

          "Securities Depository" has the meaning specified in paragraph 8(a) below.

          "Seven-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii ) below.

          "Short-Term Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Six-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Standard & Poor's" means Standard & Poor's Corporation or any successor thereto.

          "Stock Books" means the stock transfer books of the Corporation maintained by the Paying Agent with respect to the shares of STRAPS.

          "Substitute Commercial Paper Dealers" means The First
Boston Corporation or Morgan Stanley & Co. Incorporated, or in lieu thereof, their respective affiliates or successors, provided that such entity is then a commercial paper dealer.

          "Substitute U.S. Government Securities Dealers" means
The First Boston Corporation and Morgan Stanley & Co.
Incorporated, or in lieu thereof, their respective affiliates or successors, provided that such entity is then a U.S. government securities dealer.

          "Ten-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Thirty-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Three-year Dividend Period" has the meaning specified in paragraph 3 (b) (vii ) below.

          "Twenty-year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "Two-Year Dividend Period" has the meaning specified in paragraph 3 (b) (vii) below.

          "U.S. Government Securities Dealers" means Goldman, Sachs & Co., Shearson Lehman Government Securities Incorporated, Salomon Brothers Inc and Morgan Guaranty Trust Company of New York, or in lieu of any thereof, their respective affiliates or successors, provided that such entity is then a government securities dealer.

          "Voting Parity Preferred Stock" has the meaning specified in paragraph 6(c) below.

         "Voting Period" has the meaning specified in paragraph

          "60-day "AA" Composite Commercial Paper Rate," on any date, means (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by Standard & Poor's, or the equivalent of such rating by another nationally recognized statistical rating organization, as such 60-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent (in the case of determination of the 60-day "AA" Composite Commercial Paper Rate on any Auction Date) or the Corporation (in the case of determination of such rate on any other day) as of the close of business on the Business Day immediately preceding such date. If any of the Commercial Paper Dealers do not quote a rate required to determine the 60-day "AA" Composite Commercial Paper Rate, such 60-day "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotations or quotations furnished by the remaining Commercial Paper Dealers or Commercial Paper Dealer and any Substitute Commercial Paper Dealers or Substitute Commercial Paper Dealer selected by the Corporation to provide such quotation not being supplied by any Commercial Paper Dealer or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealers or Commercial Paper Dealer; provided that, in the event the Corporation is unable to cause such quotations to be furnished to the Auction Agent (or, if applicable, to the Corporation) by such sources, the Corporation may cause the 60-day "AA" Composite Commercial Paper Rate to be furnished to the Auction Agent (or, if applicable, to the Corporation) by such alternative source or sources as the Corporation in good faith deems to be reliable. If the Board of Directors shall adjust the number of days in a Short-Term Dividend Period pursuant to paragraph (3)(b)(ix) below, then
(i) if the number of days in a Short-Term Dividend Period after such adjustment shall be fewer than 70 days, such rate shall be the interest equivalent of the 60-day rate on such commercial paper, (ii) if the number of days in a Short-Term Dividend Period after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, (iii) if the number of days in a Short-Term Dividend Period shall be 85 or more days but fewer than 99 days, such rate shall be the interest equivalent of the 90-day rate on such commercial paper, and (iv) if the number of days in a Short-Term Dividend Period after such adjustment shall be 99 or more days, such rate shall be determined on the basis of the interest equivalent of such commercial paper with a maturity (or an average maturity of such commercial paper with different maturities) as nearly as practicable equal to such number of days in a Short-Term Dividend Period, as determined by the Corporation in good faith. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis shall be equal to the quotient of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         3. Dividends.

          (a) Holders of shares of STRAPS shall be entitled to

receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the applicable dividend rate determined as set forth in paragraph 3(c)(i) below, and no more, payable on the respective dates set forth below. Accrued and unpaid dividends shall not bear interest.

             (b) (i) Dividends on the shares of each series of STRAPS shall accumulate at the respective Applicable Rates for such series (whether or not declared) from the Date of Original Issue.

             (ii) During the Initial Long Term Dividend Period, dividends on the shares of each series of STRAPS shall be payable quarterly on the last day of each March, June, September and December of each year, commencing December 31, 1991, and the last dividend during this Period will be payable on December 30, 1993, unless any such date is not a Business Day, in which case, dividends on the STRAPS will be payable on the next succeeding Business Day. Thereafter, dividends on the shares of each series of STRAPS with a Short-Term Dividend Period shall be payable, except as provided below in this paragraph 3(b), on the seventh
    Thursday following the immediately preceding Dividend
    Payment Date for such series, and dividends on the shares of each series of STRAPS with a Long-Term Dividend Period shall be payable, except as provided below in this paragraph 3(b), on the first day of the fourth month after the commencement of such Long-Term Dividend Period, on the first day of each succeeding third month thereafter and on the 49th (in the case of a One-Year Dividend Period), 102nd (in the case of a Two-Year Dividend Period), 158th (in the case of a Three-
    Year Dividend Period), 206th (in the case of a Four-Year Dividend Period), 259th (in the case of a Five-Year Dividend Period), 310th (in the case of a Six-Year Dividend Period), 364th (in the case of a Seven-Year Dividend Period), 416th
    (in the case of an Eight-Year Dividend Period), 468th (in the case of a Nine-Year Dividend Period), 520th (in the case of a Ten-Year Dividend Period), 1040th (in the case of a Twenty-Year Dividend Period), or 1560th (in the case of a Thirty-Year Dividend Period) Thursday after the commencement of such Long-Term Dividend Period. Each day on which dividends on shares of a series of STRAPS would be payable as determined as set forth in this clause (ii) but for the provisions set forth below in this paragraph 3(b) is referred to herein as a "Normal Dividend Payment Date."

               (iii) In the case of dividends payable on the shares of a series of STRAPS with a Short-Term Dividend
Period, if:

                   (A) (I) The Securities Depository shall make available to its members and participants the amounts due as dividends on the shares of such series of STRAPS in next-day funds on the dates on which such dividends are payable and (II) a Normal Dividend Payment Date for such series is not a Business Day or the day next succeeding such Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day preceding such Normal Dividend
    Payment Date that is next succeeded by a Business Day;
    or

                   (B) (I) The Securities Depository shall make available to its members and participants the amounts due as dividends on the shares of such series of STRAPS in immediately available funds on the dates on which such dividends are payable (and the Securities
    Depository shall have so advised the Auction Agent) and
    (II) a Normal Dividend Payment Date for such series is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend Payment Date.

               (iv) In the case of dividends payable on the shares of a series of STRAPS with a Long-Term Dividend
Period (other than the Initial Long-Term Dividend Period), if:

                   (A) (I) The Securities Depository shall make available to its members and participants the amounts due as dividends on the shares of such series of STRAPS in next-day funds on the dates on which such dividends are payable and (II) a Normal Dividend Payment Date for such series is not a Business Day or the day next succeeding such Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend
    Payment Date that is next succeeded by a Business Day;
    or

                   (B) (I) The Securities Depository shall make available to its members and participants the amounts due as dividends on the shares of such series of STRAPS in immediately available funds on the dates on which such dividends are payable (and the Securities







    Depository shall have so advised the Auction Agent) and
    (II) a Normal Dividend Payment Date for such series is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend
    Payment Date.

               (v) Notwithstanding the foregoing, if the date on which the dividends on the shares of any Series of STRAPS would be payable as determined as set forth in clauses (ii),
(iii) or (iv) above is a day that would result in the number of days between successive Auction Dates for such series (determined by excluding the first Auction Date and including the second Auction Date) not being at least equal to the then-current Minimum Holding Period, then dividends on such shares shall be payable, if either of clauses (iii)(A) or (iv)(A) above would be applicable to such series, on the first Business Day following such date on which dividends would be so payable that is next succeeded by a Business Day or, if either of clauses (iii)(B) or (iv)(B) above would be applicable to such series, on the first Business Day following such day on which dividends would be so payable, that in either case results in the number of days between such successive
Auction Dates for such series (determined as set forth above) being at least equal to the then-current Minimum
Holding Period.

               (vi) Each date on which dividends on the shares of a series of STRAPS shall be payable as determined as set forth above shall be referred to herein as a "Dividend
Payment Date" for such series. The period from the preceding Dividend Payment Date to the next Dividend Payment
Date for any series of STRAPS with a Long-Term Dividend
Period is herein referred to as "Dividend Quarter."
Although any particular Dividend Payment Date for a series of STRAPS may not occur on the originally scheduled Normal Dividend Payment Date for such series because of the foregoing provisions, each succeeding Dividend Payment Date for such series shall be, subject to such provision, the date determined as set forth in clause (ii) above as if all preceding Dividend Payment Dates had occurred on their respective originally scheduled Normal Dividend Payment
Dates.

               (vii) After the Initial Long-Term Dividend Period for each series of STRAPS, each subsequent Dividend Period for such series will be, at the option of the Corporation by action of its Board of Directors, a period of 49 days (each such 49-day period, subject to any adjustment as a result of a change in law lengthening the Minimum Holding Period as provided in clause (ix) below, being referred to herein as a "Short-Term Dividend Period"), 49 weeks (a "One-Year

                          11








Dividend Period"), 102 weeks (a "Two-Year Dividend Period"), 158 weeks (a "Three-Year Dividend Period"), 206 weeks (a "Four-Year Dividend Period"), 259 weeks (a "Five-Year Dividend Period"), 310 weeks (a "Six-Year Dividend Period"), 364 weeks (a "Seven-Year Dividend Period"), 416 weeks (an "Eight-Year Dividend Period"), 468 weeks (a "Nine-Year Dividend Period"), 520 weeks (a "Ten-Year Dividend Period"), 1040 weeks (a "Twenty-Year Dividend Period") or 1560 weeks (a "Thirty-Year Dividend Period") (each such One-Year Dividend Period, Two-Year Dividend Period, Three-Year Dividend Period, Four-Year Dividend Period, Five-Year Dividend Period, Six-Year Dividend Period, Seven-Year Dividend Period, Eight-Year Dividend Period, Nine-Year Dividend Period, Ten-Year Dividend Period, Twenty-Year Dividend Period and Thirty-Year Dividend Period, together with the Initial Long-Term Dividend Periods being referred to herein as a "Long-Term Dividend Period," and each such Short-Term Dividend Period and Long-Term Dividend Period, being referred to herein as a "Dividend Period"). After the Initial Long-Term Dividend Period for a series of STRAPS, each successive Dividend Period for such series will commence on the Dividend Payment Date ending the preceding Dividend Period and will end (i) in the case of any series of STRAPS with a Short-Term Dividend Period, on the next Dividend Payment Date for such series and (ii) in the case of any series of STRAPS with a Long-Term Dividend Period, on the 49th (in the case of a One-Year Dividend Period), 102nd (in the case of a Two-Year Dividend Period), 158th (in the case of a Three-Year Dividend Period), 206th (in the case of a Four-Year Dividend Period), 259th (in the case of a Five-Year Dividend Period), 310th (in the case of a Six-Year Dividend Period, 364th (in the case of a Seven-Year Dividend Period, 416th (in the case of an Eight-Year Dividend Period, 468th (in the case of a Nine-Year Dividend Period, 520th (in the case of a Ten-Year Dividend Period), 1040th (in the case of a Twenty-Year Dividend Period), or 1560th (in the case of a Thirty-Year Dividend Period) Thursday thereafter.

               (viii) (A) On or prior to the 10th day but not more than 30 days prior to an Auction Date for any series of STRAPS, the Corporation shall, in accordance with the action of its Board of Directors, by telephonic and written notice
(a "Notice of Dividend Period") to the Auction Agent and the Securities Depository, specify the length of the next succeeding Dividend Period for such series and, in accordance with Section 5(b) hereof, the redemption provisions that will apply to the series of STRAPS for such Dividend Period; provided, that, with respect to any Auction
Date for any series of STRAPS occurring during a Short-Term Dividend Period, the Corporation may not select a Long-Term Dividend Period for such series (and any such notice shall be null and void) unless Sufficient Clearing Bids were made in the last occurring Auction for such series and full cumulative dividends for all series of STRAPS payable prior to such date have been paid in full. Any Notice of Dividend Period may be revoked by the Corporation by action of its Board of Directors by giving telephonic or written notice (a "Notice of Revocation") to the Auction Agent and the Securities Depository not less than two hours prior to the Submission Deadline (as defined in paragraph 8 hereof) on the related Auction Date, in which case the next Dividend Period shall be a Short-Term Dividend Period. If the Corporation does not give a Notice of Dividend Period with respect to the next succeeding Dividend Period for any series of STRAPS by the 10th day prior to the Auction Date for such series, or gives a Notice of Revocation with respect thereto, such next succeeding Dividend Period will be a Short-Term Dividend Period. In addition, in the event the Corporation has selected a Long-Term Dividend Period in any Notice of Dividend Period with respect to the next succeeding Dividend Period for any series of STRAPS, but Sufficient Clearing Bids are not made in the related Auction for such series or such Auction is not held for any reason, such next succeeding Dividend Period will, notwithstanding such Notice of Dividend Period, be a Short-Term Dividend Period and the Corporation may not again select a Long-Term Dividend Period (and any such Notice of Dividend Period shall be null and void) for such series until Sufficient Clearing Bids have been made in an Auction with respect to a Short-Term Dividend Period for such series.

               (B) At least 30 days prior to the initial
Auction Date with respect to any series of STRAPS, the Corporation shall cause to be mailed by first-class mail, postage prepaid, to each Holder of shares of such series as its name and address appears on the Stock Books, a written notice of the commencement of the next succeeding Dividend
Period (a "Holders' Dividend Period Notice"). The Holders'
Dividend Period Notice shall set forth, among other things:

               (1) the date and day of the week of the initial
Auction Date, and, if then known, the length of the next succeeding Dividend Period and the redemption provisions applicable to such series of STRAPS for such Dividend
Period;

        (2) the then-current credit ratings of the STRAPS;

               (3) the name and address of the initial Broker-
Dealer or Broker-Dealers who will solicit bids for the Auction for such series of STRAPS;

        (4) the name and address of the Auction Agent;







               (5) the name and address of the Securities
Depository;

               (6) the names and addresses of members of or participants in the Securities Depository who have consented to be appointed to act on behalf of the Holders of the STRAPS;

               (7) that each Holder must deposit the certificates representing the shares of STRAPS of such series in exchange for evidence of such shares of STRAPS thereafter to be held in book entry form by the Securities Depository;

               (8) that unless a Holder submits a Bid or a Hold Order with respect to each share of STRAPS of such series held by such Holder, the Auction Agent will deem a Sell
Order to have been submitted by such Holder with respect to any shares of STRAPS of such series not covered by a Bid or Hold Order; and

               (9) that each Holder must appoint a member of or participant in the Securities Depository in order (x) to submit Bids in the initial Auction and (y) to receive payment for any shares of STRAPS such Holder sells in the initial Auction.

               (ix) Notwithstanding the foregoing, in the event of a change in law altering the minimum holding period (the "Minimum Holding Period") required for corporate taxpayers generally to be entitled to the dividends received deduction for federal income tax purposes in respect of dividends
(other than extraordinary dividends) paid on preferred stock held by non-affiliated corporations, the Board of Directors shall adjust the number of days in a Short-Term Dividend
Period commencing after the effective date of such change in law such that the number of days (such number of days without giving effect to the exceptions referred to above being hereinafter referred to as "Dividend Period Days") in a Short-Term Dividend Period shall equal or exceed the Minimum Holding Period; provided that the number of Dividend Period Days shall not exceed by more than nine days the length of such Minimum Holding Period and in no event shall be less than 15 days, and will be evenly divisible by seven. Upon any such change in the number of days in a Short-Term Dividend Period as a result of a change in law, the Corporation shall cause to be mailed notice of such change by first-class mail, postage prepaid, to the Auction Agent, the Paying Agent and each Holder at such Holder's address as it appears on the Stock Books, and to the Rating Agencies.

               (x) Not later than noon on the Business Day immediately preceding each Dividend Payment Date with

                          14








respect to which dividends on any shares of STRAPS have been declared, the Corporation shall irrevocably deposit with the Paying Agent sufficient funds for the payment of such dividends and shall give the Paying Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of such dividends.

           (xi) Each dividend on the shares of any series of STRAPS declared by the Board of Directors shall be paid to Holders of such shares as such Holders' names appear on the Stock Books on the related record date, which shall be (A) during the Initial Long-Term Dividend Period for each series of STRAPS, the opening of business on the fifteenth day of the calendar month which next precedes the Dividend Payment Date for such dividend, or if such day is not a Business Day, on the next succeeding Business Day, and (B) thereafter, the opening of business on the Business Day immediately preceding the Dividend Payment Date for such dividend. Subject to paragraph 3(d)(i) below, dividends on the shares of any series of STRAPS in arrears for any past Dividend Period (and for any Dividend Quarter during a Long-Term Dividend Period) may be declared by the Board of Directors and paid on any date fixed by the Board of Directors, on a regular Dividend Payment Date or otherwise, to Holders of such shares as such Holders' names appear on the Stock Books on the related record date fixed by the Board of Directors, which shall not be more than 15 days before the date fixed for the payment of such dividends.

         (c) (i) Subject to paragraph 3 (c) ( ii), (I) during the Initial Long Term Dividend Period, the dividend rate per annum applicable to each series of STRAPS shall be 8.0%, and
(II) the dividend rate on the shares of each series of STRAPS (the "Applicable Rate") for each subsequent Dividend Period shall be the rate per annum determined for such series pursuant to the operation of the Auction Procedures set forth in paragraph 8 below. Notwithstanding the foregoing, in the event (A) that an Auction with respect to any Dividend Period for any series is not held for any reason (including the existence of a Failure to Deposit on the Auction Date with respect to such Dividend Period), then the next succeeding Dividend Period shall be a Short-Term Dividend Period, and the dividend rate on the shares of such series for such Dividend Period shall be equal to the Maximum Rate on the Auction Date with respect to such Dividend Period, provided that if an Auction is not held due to the existence of a Failure to Deposit which is not cured within three Business Days, the dividend rate will be as provided in the immediately following clause (B), or (B) any Failure to Deposit shall have occurred and the amounts to be paid by the Corporation to the Paying Agent shall not have

                          1S








been paid within three Business Days following the Failure to Deposit (or, in the event that the Corporation shall act as the Paying Agent, the checks for such amounts shall not have been deposited with the United States Postal Service for delivery to the registered holders within three Business Days following the Failure to Deposit), (w) Auctions for all series of STRAPS will be suspended, (x) each Dividend Period for each series of STRAPS commencing after the occurrence of a Failure to Deposit shall be a Short-Term Dividend Period,
(y) the dividend rate on the shares of each series of STRAPS for each Short-Term Dividend Period or part thereof commencing thereafter shall be equal to 250% of the 60-day "AA" Composite Commercial Paper Rate on the first day of each such Dividend Period and (z) if such Failure to Deposit occurs during a Long-Term Dividend Period with respect to any series of STRAPS, then, for each series of STRAPS for which a Long-Term Dividend Period is then applicable, the dividend rate on the shares of such series of STRAPS for each Dividend Quarter or part thereof commencing thereafter until the Dividend Quarter within such Dividend Period commencing after such Failure to Deposit has been cured will be equal to 250% of the Applicable Treasury Rate on the Auction Date for such Series (or, in the case of the Initial Long-Term Dividend Period, on the date of issuance of such Series). Any Failure to Deposit shall be deemed cured if the Corporation shall have paid to the Paying Agent (or, in the event that the Corporation shall act as the Paying
Agent, have deposited checks for such amounts with the United States Postal Service for delivery by first class mail, postage prepaid, to the registered holders) (i) all accumulated and unpaid dividends on the shares of STRAPS of each series to but excluding the immediately preceding Dividend Payment Date therefor, including the full amount of any dividends to be paid in respect of the Dividend Period (or Dividend Quarter) with respect to which such failure occurred and (ii) without duplication, the redemption price, plus accumulated and unpaid dividends thereon to the redemption date, of any shares of STRAPS called for redemption. Notwithstanding the foregoing, if the Company shall have cured a Failure to Deposit by making the afore described payment to the Paying Agent, the Paying Agent will give notice of such cure to the holders of the STRAPS and (i) Auctions will resume, (ii) the Applicable Rate for each Series for each Dividend Period commencing thereafter will be determined thereafter as if such Failure to Deposit had not occurred and (iii) in the case of each Series with a Long-Term Dividend Period, the Applicable Rate for each Dividend Quarter therefor commencing thereafter will equal the Applicable Rate for such Series in effect prior to the occurrence of such Failure to Deposit.








              (ii) The amount of dividends per share of any series of STRAPS during any Long-Term Dividend Period (including the Initial Long-Term Dividend Period) shall be computed on the basis of a year consisting of twelve 30-day months. The amount of dividends per share of any series of STRAPS payable for each Short-Term Dividend Period for such series will be computed by multiplying the Applicable Rate for such series for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period (determined by including the first day thereof and excluding the last day thereof) during which such share was outstanding and the denominator of which shall be 360, and multiplying the result by $100,000.

              Provisions regarding the dividend preferences and rights of the Holders of STRAPS are set forth in Article IX of the Articles of Redomestication of the Corporation.

              (d) If any notice given by the Corporation pursuant to paragraph 7(c) states that any distributions made by the Corporation to Holders as dividends during any taxable year were Non-Qualifying Distributions, the Corporation shall, within 30 days of the date of such notice make a Gross-Up Payment to each Qualified Investor.

         4. Liquidation Rights.

          (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution on the Common Stock or on any other class of stock ranking junior to the shares of STRAPS upon liquidation, a liquidation distribution in the amount of $100,000 per share plus an amount equal to accumulated and unpaid dividends on each share (whether or not earned or declared) to the date of such distribution. Additional provisions regarding the preferences and rights of the Holders of STRAPS to receive liquidating distributions are set forth in Article IX of the Articles of Redomestication of the Corporation.

          (b) Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the consolidation or merger of the Corporation with or into any other entity, nor the merger or consolidation of any other entity with or into the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation, either voluntary or involuntary, for purposes of this paragraph 4.







         5. Redemption.

          Shares of STRAPS shall be redeemable by the Corporation as provided below:

          (a) The Corporation may, at its option, out of funds legally available therefor, upon at least 15 but not more than 45 days' notice pursuant to a Notice of Redemption, redeem the shares of any series of STRAPS, as a whole or in part (I) during the Initial Long-Term Dividend Period for such series, on the second Business Day preceding the last Dividend Payment for such Initial Long-Term Dividend Period, (II) during a Short-Term Dividend Period for such series, on the second Business Day preceding any Dividend Payment Date for such series and
(III) during any Long-Term Dividend Period other than the Initial Long-Term Dividend Period for such series, on the second Business Day preceding the last Dividend Payment Date for such Long-Term Dividend Period, in each case at a redemption price equal to $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares (whether or not earned or declared) to the redemption date.

          (b) In addition, the Corporation may, at its option, out of funds legally available therefor, during any Long-Term Dividend Period with respect to any series of STRAPS other than an Initial Long-Term Dividend Period, upon at least 15 but not more than 45 days' notice pursuant to a Notice of Redemption, redeem the shares of such series as a whole or from time to time in part, pursuant to redemption provisions applicable to such Long-Term Dividend Period selected by the Corporation by action of its Board of Directors and specified in the Notice of Dividend Period with respect to such Long-Term Dividend Period pursuant to paragraph 3(b)(viii); Provided, that the redemption price so selected by the Corporation shall be at least $100,000 per share, and no more than $250,000 per share, plus any accumulated and unpaid dividends thereon.

          (c) In the event that fewer than all of the outstanding shares of STRAPS are to be redeemed, the Corporation may, at its option, determine to redeem all or a portion of the shares of one series of STRAPS without redeeming shares of another series, and/or may select by lot or other such method as the Corporation shall deem to be fair and equitable the shares of

          (d) Notwithstanding the other provisions of this paragraph 5, the Corporation shall not redeem any shares of STRAPS unless all accumulated and unpaid dividends on all outstanding shares of STRAPS for all applicable past Dividend Periods (and all past Dividend Quarters during any Long-Term Dividend Period) shall have been or are contemporaneously paid or declared and a sum

                                18








sufficient irrevocably deposited with the Paying Agent for payment of such dividends.

          (e) Whenever shares of STRAPS are to be redeemed, the Corporation shall cause to be mailed, within the time period specified in paragraphs 5(a) or 5(b) above, a written notice of redemption (a "Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of STRAPS to be redeemed as its name and address appear on the Stock Books and to the Paying Agent. Each Notice of Redemption shall state (A) the redemption date,
(B) the redemption price, (C) the series and number of shares of such series of STRAPS to be redeemed and, in the event of redemption of less than all of the outstanding shares of STRAPS of a series, identification (by certificate number or otherwise) of the shares of STRAPS to be redeemed, (D) the place or places where shares of STRAPS to be redeemed are to be surrendered for payment of the redemption price, (E) that dividends on the shares of STRAPS to be redeemed will cease to accumulate on such redemption date and
(F) if applicable, that the Holders of shares of STRAPS being called for redemption will not be entitled to participate, with respect to such shares, in any Auction held subsequent to the date of such Notice of Redemption. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law. A Notice of Redemption shall be deemed given on the day that it is mailed in accordance with the first sentence of this paragraph 5(e).

          (f) On or after the redemption date, each Holder of shares of STRAPS that were called for redemption shall surrender the certificate or other instrument evidencing such shares properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive payment of the redemption price for such shares. If less than all of the shares represented by one share certificate or other instrument are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

          (g) Not later than the close of business on the Business Day immediately preceding the redemption date, the Corporation shall irrevocably deposit with the Paying Agent sufficient funds to redeem the shares of STRAPS to be redeemed and shall give the Paying Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of the redemption price.

          (h) If the Corporation shall have given or caused to be given a Notice of Redemption as aforesaid, shall have irrevocably deposited with the Paying Agent a sum sufficient to redeem the shares of STRAPS as to which such Notice of Redemption was given and shall have given the Paying Agent irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then on the date of such deposit (or, if no such deposit shall have been made, then on the date fixed for redemption, unless the Corporation shall have defaulted in making payment of the redemption price), all rights of the Holders of such shares by reason of their ownership of such shares (except their right to receive the redemption price thereof, but without interest) shall terminate, and such shares shall no longer be deemed outstanding for any purpose, including, without limitation, the right of the Holders of such shares to vote on any matter or to participate in any subsequent Auctions. In addition, any shares of STRAPS as to which a Notice of Redemption has been given by the Corporation will be deemed to be not outstanding for purposes of any Auction held subsequent to the date of such Notice of Redemption. The Corporation shall be entitled to receive, from time to time, from the Paying Agent, the income, if any, derived from the investment of monies and/or other assets deposited with it (to the extent that such income is not required to pay the redemption price of the shares to be redeemed), and the Holders of shares to be redeemed shall have no claim to any such income. In case the Holder of any shares called for redemption shall not claim the redemption price for his shares within two years after the redemption date, the Paying Agent shall, upon demand, pay over to the Corporation such amount remaining on deposit and the Paying Agent shall thereupon be relieved of all responsibility to the Holder with respect to such shares, and such Holder shall thereafter look only to the Corporation for payment of the redemption price of such shares.

          (i) Nothing in this paragraph 5 shall limit any right of the Corporation to purchase or otherwise acquire outside of any Auction any shares of any series of Preferred Stock from any holder thereof who consents to such purchase or other acquisition, except as provided in Article IX of the Articles of Redomestication of the Corporation.

          (j) The Corporation shall not give a Notice of Redemption unless at the time of giving of such notice the Corporation shall in good faith believe that it will have sufficient funds to effect the redemption of all of the shares of STRAPS to be redeemed pursuant to such notice. The giving of a Notice of Redemption shall obligate the Corporation to redeem the shares of STRAPS specified in such Notice of Redemption on the terms and conditions specified therein.

         6. Voting Rights.

          (a) General. Holders shall have no voting rights, either general or special, except as provided by applicable law or specified in this paragraph 6.

                               20








          (b) Right to Vote in Certain Events. In addition to any other vote or consent of Shareholders of the Corporation then required by applicable law or by the Articles of Redomestication of the Corporation, so long as any shares of a series of STRAPS remain outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of such series of the STRAPS outstanding at that time, given in person or by proxy, either in writing or at a meeting (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to such series of STRAPS with respect to payment of dividends or the distribution of assets on liquidation, dissolution or winding up of the Corporation, or reclassify any authorized stock of the Corporation into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, or (ii) amend, alter or repeal any of the provisions of the Corporation's Articles of Redomestication of the Corporation or this Statement of Designation so as to adversely affect any right, preference, privilege or voting power of such series of the STRAPS; provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of any series of preferred stock or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to each series of the STRAPS with regard to dividends, or upon liquidation, dissolution or winding up of the Corporation, shall not be deemed to adversely affect such rights, preferences, privileges or voting powers.

          (c) During any period (a "Voting Period") when a "Default in Preferred Dividends" (as hereinafter defined) shall exist on the shares of any series of the STRAPS, or any series of preferred stock ranking on a parity with the shares of the STRAPS as to dividends or upon liquidation, dissolution or winding up of the Corporation and the terms of which expressly provide that such shares are "Voting Parity Preferred Stock" within the meaning of this paragraph and voting rights thereunder are then exercisable (all such shares, and all shares of each series of the STRAPS, being hereinafter referred to collectively as the "Voting Parity Preferred Stock"), the authorized number of members of the Board of Directors shall automatically be increased by two. The two vacancies so created shall be filled by the vote of the holders of the Voting Parity Preferred Stock, voting together as a single class without regard to series, to the exclusion of the holders of the Common Stock of the Corporation and any other class or series of stock other than Voting Parity Preferred Stock. A "Default in Preferred Stock Dividends" shall be deemed to have occurred whenever the amount of unpaid accumulated dividends upon any series of the Voting Parity Preferred Stock through the last preceding dividend period therefor shall be equivalent to six quarterly dividends (which,

                               21








with respect to any series of the STRAPS or any other series of Voting Parity Preferred Stock, shall be deemed to be dividends with respect to a number of dividend periods containing not less than 540 days) or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accumulated and unpaid dividends (whether or not earned or declared) on all shares of all Voting Parity Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period. Upon the termination of a Voting Period, the voting rights described in this paragraph 6(c) shall cease, subject always, however, to revesting of such voting rights in the holders of Voting Parity Preferred Stock upon the further occurrence of a Default in Preferred Dividends. If any Voting Period shall have terminated before the holders of Voting Parity Preferred Stock shall have exercised the voting rights provided in this paragraph 6(c), the holders of such Voting Parity Preferred Stock shall be deemed not to have acquired such voting rights.

          (d) Voting Procedures.

              (i) As soon as practicable after the
    commencement of a Voting Period, the Corporation shall call or cause to be called a special meeting of the holders of the Voting Parity Preferred Stock by mailing or causing to be mailed a notice of such special meeting to such holders not less than 10 nor more than 45 days after the date such notice is given. If the Corporation does not call or cause to be called such a special meeting, it may be called by any of such holders on like notice. The record date for determining the holders of Voting Parity Preferred Stock entitled to notice of and to vote at such meeting shall be the close of business on the Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of stockholders held during a Voting Period at which directors are to be elected, removed or replaced, the holders of the Voting Parity Preferred Stock of all series, voting together as a single class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), voting by a majority of the votes of shares present in person or by proxy, shall be entitled to elect two directors. In regard to such elections, each share of STRAPS, and each share of any other Voting Parity Preferred Stock, shall be entitled to one vote on the basis of each $100,000 of liquidation preference (excluding amounts in respect of accumulated and unpaid dividends). Cumulative voting in such elections shall not be permitted. Shares of Voting Parity Preferred Stock then outstanding, present in person or represented by proxy, representing one-third of the votes of the Voting Parity Preferred Stock, will constitute a quorum for the election of directors. Notice of all meetings at which holders of the Voting Parity Preferred Stock of any series shall be entitled to vote will be given to such holders at their addresses as they appear on the Stock Books. At any such meeting or adjournment thereof in the absence of a quorum, holders of shares of Voting Parity Preferred Stock representing a majority of the votes present in person or represented by proxy shall have the power to adjourn the meeting for the election of directors without notice, other than an announcement at the meeting, until a quorum is present. If any Voting Period shall terminate after the notice of special meeting provided for in this paragraph 6(d)(i) has been given but before the special meeting shall have been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed to the holders of the Voting Parity Preferred Stock a notice of cancellation of such special meeting.

               (ii) The term of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of the Voting Parity Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by such holders of the two additional directors. The persons elected by holders of the Voting Parity Preferred Stock, together with the incumbent directors elected by the holders of the Common Stock, shall constitute the duly elected directors of the Corporation.

               (iii) Simultaneously with the expiration of a Voting Period, the term of office of the directors elected by the holders of the Voting Parity Preferred Stock shall terminate, the persons who shall have been elected by the holders of the Common Stock (or by the Board of Directors prior to the beginning of the Voting Period) and who are incumbent shall constitute the directors of the Corporation, and the voting rights of the holders of the Voting Parity Preferred Stock to elect directors shall cease.

               (iv) For so long as a Voting Period continues, the directors elected by the holders of the Voting Parity Preferred Stock may be removed without cause by, and shall not be removed without cause except by, the vote of the holders of record of the outstanding shares of Voting Parity Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Voting Parity Preferred Stock, called for such purpose. So long as a Voting Period continues, (A) any vacancy in the office of a director elected by the holders of the Voting Parity Preferred Stock may be filled (except as provided in the following clause
(B)) by the person appointed by an instrument in writing signed by the remaining director elected by the holders of the Voting Parity Preferred Stock and filed with the







    Corporation or, in the event there is no remaining director elected by the holders of the Voting Parity Preferred Stock, by vote of the holders of the outstanding shares of Voting Parity Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders or at a meeting of the holders of shares of Voting Parity Preferred Stock called for such purpose, and (B) in the case of the removal of any director elected by the holders of the Voting Parity Preferred Stock, the vacancy may be filled by the person elected by the vote of the holders of the outstanding shares of Voting Parity Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted or at any subsequent meeting.

          (e) Additional Vote. If any matter (including, without limitation, election, removal or replacement of directors) requires the consent or affirmative vote of shares of any series of STRAPS, of all series of STRAPS, or of all Preferred Stock of the Corporation, whether pursuant to the provisions of such series, all such series or such Preferred Stock or pursuant to the provisions of the Articles of Redomestication of the Corporation or pursuant to applicable law, and if any shares of any series of STRAPS entitled to vote are held by the Corporation or by any of its Affiliates, then the following additional consent or vote will be required: the same consent or affirmative vote of shares otherwise required, except that shares of STRAPS held by the Corporation and/or its Affiliates shall be deemed not to be outstanding for purposes of such additional consent or vote; provided, such additional consent or vote will not be applicable if all outstanding shares of the STRAPS of such series (in the case of a class vote of such series) or of all series of STRAPS (in the case of a vote of all series of STRAPS) are held by the Corporation and/or its Affiliates.

         7. Miscellaneous Provisions Relating to Dividends.

          (a) Maintaining Shares of STRAPS in Book Entry Form. Promptly after receiving the Holders' Dividend Period Notice specified in paragraph 3(b)(viii), each Holder of shares of the related series of STRAPS shall take such actions and shall execute and deliver such documents and agreements as the Corporation shall have reasonably requested in such Holders' Dividend Period Notice, which actions, documents and/or agreements may include but shall not be limited to the following:

                   (i) appointing a participant in or agent member of the Securities Depository to act on its behalf;

                               24








                    (ii) delivering an executed copy of the
Purchaser's Letter, as described in paragraph 8(a), to the Auction Agent; and

                    (iii) if the customary procedures of the Securities
Depository shall so require, surrendering the certificates representing the shares of STRAPS of such series to the Corporation, the Auction Agent, the Paying Agent or the Securities Depository, as described in the Holders' Dividend Period Notice.

(b)    Initial Auctions.

                       (i) At least 30 days prior to the initial
Auction
 for Series A STRAPS, the Corporation will:

                        (A) appoint a bank or trust company to act as the Auction Agent and enter into an Auction
    Agency Agreement with such bank or trust company to conduct Auctions for the STRAPS pursuant to the Auction procedures set forth in paragraph 8 hereof; and

                        (B) request one or more broker-dealers to enter into Broker-Dealer Agreements with the Auction Agent and to solicit bids for the shares of STRAPS in the initial Auction for each series and each subsequent Auction therefor.

   (ii) At least 30 days prior to the initial Auction any series of STRAPS, the Corporation will:

                        (A) request The Depository Trust Company
    (HDTC") to act as the Securities Depository to maintain the shares of STRAPS of such series in book entry form for the account of each Holder's agent member which in turn will maintain records of the Holder's beneficial ownership and, if DTC declines to act as the Securities Depository, use its best efforts to appoint another securities depository or bank or trust company to act in such capacity; and

                        (B) if the Corporation theretofore has
acted
    as the Paying Agent with respect to such series, appoint a bank or trust company to act as the Paying Agent and enter into a Paying Agency
    Agreement with such bank or trust company to make dividend and redemption payments in accordance with the provisions of this Statement of Designation.

                     25







              (c) (i) Annual Notice Concerning Return of Capital. The Corporation shall, on or before January 31 of each year prior to the Cut-Off Date, cause to be mailed by first-class mail, postage prepaid, to each Holder a written notice stating whether, to the best of its knowledge, based upon information then available to the Corporation, any distributions made as dividends on the shares of STRAPS during the previous taxable year constituted Non-Qualifying Distributions. In issuing such notice and making such determination, the Corporation shall be entitled to rely conclusively on the advice of its legal counsel and independent public accountants. The Corporation may correct any information in such notice that it determines to be inaccurate by mailing in the same manner a corrected notice, in which case such corrected notice shall be the notice delivered under this provision.

              (ii) The Corporation shall, promptly after the occurrence thereof, cause to be mailed, by first-class mail, postage prepaid, to the Paying Agent and each registered Holder of shares of STRAPS, a written notice stating that it has determined that the Cut-Off Date has occurred.

         8. Auction Procedures.

          (a) Certain Definitions. Capitalized terms not defined in this paragraph 8 shall have the respective meanings specified in paragraph 1 through paragraph 7 above. As used in this paragraph 8, the following terms shall have the following meanings, unless the context otherwise requires, and all defined terms, unless the context otherwise requires, shall be deemed to refer to Series A STRAPS, Series B STRAPS, Series C STRAPS or Series D STRAPS, as the case may be:

              "Affiliate" means any Person known to the Auction
Agent
    to be controlled by, in control of, or under common control with, the Corporation.

              "Agent Member" means the member of the Securities
    Depository that will act on behalf of a Bidder and/or an Existing Holder.

              "Auction" means the periodic operation of the procedures set forth in this paragraph 8.

              "Auction Date" means the Business Day next preceding the first day of a Dividend Period.

              "Available STRAPS" has the meaning specified in paragraph 8(d)(i) below.

                               26








               "Bid" has the meaning specified in paragraph 8(b)(i) below.

               "Bidder" has the meaning specified in paragraph
8(b)(i)
below.

               "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this paragraph 8, that is a member of, or a participant in, the Securities Depository, that has been selected by the Corporation and that has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

               "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this paragraph 8.

               "Existing Holder", when used with respect to shares of
STRAPS, means a Person who has executed a Purchaser's Letter and is listed as the Existing Holder of such shares of STRAPS in the records of the Auction Agent.

               "Hold Order" has the meaning specified in paragraph
8(b)(i) below.

               "Maximum Rate", means, on any date of determination, with respect to a series of STRAPS with a Short-Term
Dividend Period, the percentage of the 60-day "AA" Composite
Commercial Paper Rate in effect on such date, and with respect to a series of the STRAPS with a Long-Term Dividend
Period, the percentage of the Applicable Treasury Rate in effect on such date, determined as set forth below based on the Prevailing Credit Ratings of the STRAPS on the Business
Day immediately preceding such date of determination:

         Prevailing Credit Ratings of STRAPS
                                        Percentage
AA/ aa or Above . . . . . . . . . . . . . . .      125%
A/a . . . . . . . . . . . . . . . . . . . . .      150%
BBB / baa . . . . . . . . . . . . . . . . . .      175%
BB/ba . . . . . . . . . . . . . . . . . . . .      200%
Below BB/ba . . . . . . . . . . . . . . . . .      250%



Unless the context otherwise requires, "Maximum Rate," when used in this paragraph 8, shall mean the Maximum Rate on the Auction Date.







               "Order" has the meaning specified in paragraph
8(b)(i)
below.

               "Outstanding," with respect to shares of STRAPS, means, as of any date, shares of STRAPS theretofore issued by the Corporation except, without duplication, (A) any shares of STRAPS theretofore cancelled or delivered to the Auction
Agent for cancellation, or redeemed by the Corporation, (B) except as provided in paragraph 5 above, any shares of STRAPS as to which a Notice of Redemption shall have been given by the Corporation, (C) any shares of STRAPS as to which the Corporation or any Affiliate shall be an Existing Holder and (D) any shares of STRAPS represented by any certificate which has been replaced by a new certificate executed and delivered by the Corporation.

               "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or an agency or political subdivision thereof.

               "Potential Holder" means any Person, including any Existing Holder, (A) who shall have executed a Purchaser's
Letter and (B) who may be interested in acquiring shares of STRAPS (or, in the case of an Existing Holder, additional shares of STRAPS).

               "Prevailing Credit Ratings" means (A) AA/aa or above if the shares of STRAPS have ratings of AA- or better by Standard & Poor's and "aa3 n or better by Moody's or the equivalent of either or both of such ratings by the applicable Rating Agencies, (B) if not AA/aa or above, then
A/a if the shares of STRAPS have a rating of A- or better by Standard & Poors and "a3" or better by Moody's or the equivalent of either or both of such ratings by the applicable Rating Agencies, (C) if not AA/aa or above or A/a, then BBB/baa, if the shares of STRAPS have ratings of BBB- or better by Standard & Poor's and "baa3" or better by Moody's or the equivalent of either or both of such ratings by the applicable Rating Agencies, (D) if not AA/aa or above, A/a, or BBB/baa, then BB/ba if the shares of STRAPS have a rating of BB- or better by Standard & Poor's and Hba3 H or better by Moody's or the equivalent of either or both of such ratings by the applicable Rating Agencies, and
(E) if not AA/aa or above, A/a, BBB/baa or BB/ba, then below
BB/ba. In the event of credit ratings in different categories, the lower credit rating shall control.

               "Purchaser's Letter" means a purchaser's letter in which a Person agrees, among other things, to offer to purchase, purchase, offer to sell and/or sell shares of STRAPS as set forth in this paragraph 8.

                          28








               "Securities Depository" means the securities depository appointed as such by the Corporation pursuant to paragraph
7(b) that agrees to follow the procedures required to be followed by such securities depository in connection with shares of STRAPS.

               "Sell Order" has the meaning specified in paragraph
8(b)(i) below.

               "STRAPS" means Series A STRAPS, Series B STRAPS,
Series
C STRAPS or Series D STRAPS, as the case may be.

               "Submission Deadline" means 1:00 p.m., New York City Time, on any Auction Date or such other time on any Auction
Date by which Broker-Dealers are required to submit Orders to the Auction Agent as from time to time specified by the Auction Agent, with the consent of the Corporation, which consent shall not be unreasonably withheld.

               "Submitted Bid" has the meaning specified in paragraph
8(d)(i) below.

               "Submitted Hold Order" has the meaning specified in paragraph 8(d)(i) below.

               "Submitted Order" has the meaning specified in paragraph 8(d)(i) below.

               "Submitted Sell Order" has the meaning specified in paragraph 8(d)(i) below.

               "Sufficient Clearing Bids" has the meaning specified in paragraph 8(d)(i) below.

               "Winning Bid Rate" has the meaning specified in paragraph 8(d)(i) below.

     (b) Orders by Existing Holders and Potential Holders.

               (i) On or prior to the Submission Deadline on each Auction Date:

               (A) each Existing Holder may submit to a Broker-
Dealer information as to:

                        (1) the number of Outstanding shares,
         if any, of STRAPS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;









                        (2) the number of Outstanding shares,
                if any, of STRAPS held by such Existing Holder which such Existing Holder desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                        (3) the number of Outstanding shares,
                if any, of STRAPS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

              (B) each Broker-Dealer, using a list of Potential Holders that shall be maintained by such Broker-Dealer in good faith for the purpose of conducting a competitive Auction, shall contact Potential Holders, including Persons who are not Existing Holders, on such list to determine the number of Outstanding shares, if any, of STRAPS which each such Potential Holder offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

 For the purposes hereof, the communication to a Broker-Dealer of the information referred to in clause (A) or (B) of this paragraph 8(b)(i) is hereinafter referred to as an "Order" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 8(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 8(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 8(b)(i) is hereinafter referred to as a "Sell Order".

              (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to

                   (1) the number of Outstanding shares of
           STRAPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified in such Bid; or

                   (2) such number or a lesser number of
           Outstanding shares of STRAPS determined as set forth in paragraph 8(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate specified in such Bid; or

                                30





                   (3) such number or a lesser number of
         Outstanding shares of STRAPS to be determined as set forth in paragraph 8(e)(ii)(C) if the rate specified in such Bid shall be higher than the Maximum Rate and Sufficient Clearing Bids have not been made.

              (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                   (1) the number of Outstanding shares of
         STRAPS specified in such Sell Order; or

                   (2) such number or a lesser number of
         Outstanding shares of STRAPS as set forth in paragraph
         8(e)(ii)(C) if Sufficient Clearing Bids have not been made.

              (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                   (1) the number of Outstanding shares of
         STRAPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified in such Bid; or

                   (2) such number or a lesser number of
         Outstanding shares of STRAPS as set forth in paragraph
         8(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate specified in such Bid.

            (c) Submission of Orders by Broker-Dealers to Auction
  Agent.

              (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order;
                    (A) the name of the Bidder placing such
          Order;

                    (B) the aggregate number of Outstanding
            shares of STRAPS that are the subject of such Order;

                   (C) to the extent that such Bidder is an Existing Holder:

                        (1) the number of Outstanding shares,
              if any, of STRAPS subject to any Hold Order placed by such Existing Holder; and







                        (2) the number of Outstanding shares,
         if any, of STRAPS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                        (3) the number of Outstanding shares,
         if any, of STRAPS subject to any Sell Order placed by such Existing Holder; and

                   (D) to the extent that such Bidder is a
    Potential Holder, the rate specified in such Potential
    Holder's Bid.

               (ii) If any rate specified in any Bid contains more than three digits to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

               (iii) (A) With respect to an Auction for a Dividend Period immediately succeeding a Long-Term Dividend Period and for each Auction thereafter until an Auction occurs at which Sufficient Clearing Bids exist, if a Bid or a Hold Order covering all of the Outstanding shares of STRAPS held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of STRAPS held by such Existing Holder not subject to a Bid or Hold Order submitted to the Auction Agent and (B) with respect to any other Auction, if an Order or Orders covering all of the Outstanding shares of STRAPS held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of STRAPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

               (iv) If one or more Orders covering in the aggregate more than the number of Outstanding shares of STRAPS held by an Existing Holder are submitted to the Auction Agent, such Order or Orders shall be considered valid as follows and in the following order of priority:

                   (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of STRAPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of STRAPS subject to such Hold Orders exceeds the number of Outstanding shares of STRAPS held by such Existing

                          32








         Holder, the number of shares of STRAPS subject to such Hold Orders shall be reduced pro rata so that such Hold
         Orders shall cover the number of Outstanding shares of STRAPS held by such Existing Holder;

                    (B) (1) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of STRAPS held by such Existing Holder over the number of shares of STRAPS subject to Hold Orders referred to in paragraph 8(c)(iv)(A),

                   (2) subject to subclause (1) above, if
         more than one Bid specifying the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of STRAPS subject to such Bids is greater than such excess, the number of shares of STRAPS subject to such Bids shall be reduced pro rata so that such Bids shall cover the number of shares of STRAPS equal to such excess, and

                   (3) subject to subclause (1) above, if
         more than one Bid specifying different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates and in any such event the number, if any, of such Outstanding shares subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder; and

                   (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of STRAPS held by such Existing Holder over the number of shares of STRAPS subject to Hold Orders referred to in paragraph 8(c)(iv)(A) and Bids referred to in paragraph 8(c)(iv)(B).

              (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and the number of shares of STRAPS therein specified.

          (d) Determination of Sufficient Clearing Bids, Winning
Bid Rate and Applicable Rate.

              (i) The Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall, after the Submission Deadline on each Auction Date, determine:







           (A) the excess of the total number of
Outstanding shares of STRAPS over the number of Outstanding shares of STRAPS that are the subject of Submitted Hold Orders (such excess being hereinafter to as the "Available STRAPS");

          (B) from the Submitted Orders whether:

                        (1) the number of Outstanding shares of
    STRAPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to:

                        (2) the sum of (x) the number of
    Outstanding shares of STRAPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and
    (y) the number of Outstanding shares of STRAPS that are the subject of Submitted Sell Orders (if such excess or such equality exists (other than because the number of shares of STRAPS in subclauses (x) and (y) above are each zero because all of the Outstanding shares of STRAPS are the subject of Submitted Hold Orders), such Submitted
    Bids in subclause (1) above being hereinafter referred to collectively as "Sufficient Clearing
    Bids"); and

                    (C) If Sufficient Clearing Bids have been made, the lowest rate specified in the Submitted Bids
(the "Winning Bid Rate") that, if:

                        (1) each Submitted Bid from Existing
    Holders specifying such lowest rate and all other
    Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of STRAPS that are the subject of such Submitted
    Bids, and

                        (2) each Submitted Bid from Potential
    Holders specifying such lowest rate and all other
    Submitted Bids from Potential Holders specifying lower rates were accepted, thus requiring such Potential Holders to purchase the shares of STRAPS that are the subject of such Submitted Bids,

would result in the number of shares subject to all Submitted Bids specifying such lowest rate or such lower rates being not less than the Available STRAPS.

                     34







               (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 8(d)(i), the Auction
Agent shall advise the Corporation of the Maximum Rate and the Applicable Rate for the next succeeding Dividend Period, which shall be determined as follows:

                   (A) If Sufficient Clearing Bids have been made, the Applicable Rate for the next succeeding
    Dividend Period shall be equal to the Winning Bid Rate so determined;

                   (B) If Sufficient Clearing Bids have not been made (other than because all the Outstanding shares of STRAPS are the subject of Submitted Hold
    Orders), in an Auction for a Short-Term Dividend Period
    (regardless of whether such Dividend Period is a Short-
    Term Dividend Period because the Corporation did not submit a Notice of Dividend Period, selected a Short-
    Term Dividend Period in its Notice of Dividend Period or submitted a Notice of Revocation earlier than two hours prior to the Submission Deadline or because
    Sufficient Clearing Bids did not exist at the previous
    Auction) or if the Auction is not held for any reason,
    (i) notwithstanding any Notice of Dividend Period submitted with respect thereto, such next succeeding
    Dividend Period will be a Short-Term Dividend Period and (ii) the Applicable Rate for the next succeeding
    Dividend Period will be the Maximum Rate on the Auction
    Date for a Short-Term Dividend Period;

                   (C) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of STRAPS are the subject of Submitted Hold
    Orders) in an Auction for a Long-Term Dividend Period or if the Auction is not held for any reason, then (i) notwithstanding any Notice of Dividend Period submitted with respect thereto, such next succeeding Dividend
    Period will be a Short-Term Dividend Period, (ii) the
    Applicable Rate for the next succeeding Dividend Period will be the Maximum Rate on the Auction Date for a Short-Term Dividend Period and (iii) the Corporation may not again give a Notice of Dividend Period selecting a Long-Term Dividend Period until Sufficient
    Clearing Bids have been made with respect to a Short-
    Term Dividend Period; or

                   (D) if all of the Outstanding shares of
    STRAPS are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Dividend Period shall be equal to (i) for a Short-Term Dividend Period, 59% of the 60-day "AA" Composite Commercial Paper Rate on the date of such Auction or (ii) for a Long-Term







         Dividend Period, 50% of the Applicable Treasury Rate on the date of such Auction.

          (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 8(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

              (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 8(e)(iv) and paragraph 8(e)(v), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all Submitted Bids to the extent not accepted as provided in this clause (i) shall be rejected:

                   (A) the Submitted Sell Orders of Existing
         Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of STRAPS that are the subject of such Submitted Bid;

                   (B) the Submitted Bid of each of the
         Existing Holders specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of STRAPS that are the subject of such Submitted Bid;

                   (C) the Submitted Bid of each of the
         Potential Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the Outstanding shares of STRAPS that are the subject of such Submitted Bid;

                   (D) the Submitted Bid of each of the
         Existing Holders specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of STRAPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of STRAPS that are the subject of such Submitted Bids shall be greater than the number of shares of STRAPS ("remaining shares") equal to the excess of the Available STRAPS over the number of shares of STRAPS subject to Submitted Bids described in paragraph 8(e)(i)(B) and paragraph 8(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of STRAPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of STRAPS then held by such Existing Holder subject to such Submitted Bid and
    (2) the number of shares of STRAPS obtained by multiplying (x) the number of the remaining shares by
    (y) a fraction, the numerator of which shall be the number of Outstanding shares of STRAPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of STRAPS subject to such Submitted
    Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                   (E) the Submitted Bid of each of the
    Potential Holders specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of STRAPS obtained by multiplying (x) the difference between the Available STRAPS and the number of Outstanding shares of STRAPS subject to Submitted Bids described in paragraph 8(e)(i)(B), paragraph 8(e)(i)(C) and paragraph 8(e)(i)(D) by (y) a fraction, the numerator of which shall be the number of Outstanding shares of STRAPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of STRAPS subject to such Submitted
    Bids made by all such Potential Holders that specified rates equal to the Winning Bid Rate.

               (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of STRAPS are subject to Submitted Hold Orders) in an Auction for a Short-Term Dividend Period (regardless of whether such Dividend Period is a Short-Term Period because the Corporation did not submit a Notice of Dividend Period, selected a Short-Term Dividend Period in its Notice of Dividend Period or submitted a Notice of Revocation earlier than two hours prior to the Submission Deadline or because Sufficient Clearing Bids did not exist at the previous Auction), subject to the provisions of paragraph 8(e)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all Submitted Bids to the extent not accepted as provided in this clause (ii) shall be rejected:

                   (A) the Submitted Bid of each Existing
    Holder specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of STRAPS that are the subject of such Submitted Bid;

                          37








                   (B) the Submitted Bid of each Potential
    Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus requiring such Potential Holder to purchase the shares of STRAPS that are the subject of such Submitted Bid; and

                   (C) the Submitted Bid of each Existing
    Holder specifying any rate that is higher than the Maximum Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of STRAPS that are the subject of such Submitted Bid, and the Submitted Sell Order of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of STRAPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of STRAPS obtained by multiplying (x) the difference between the Available
    STRAPS and the aggregate number of shares of STRAPS subject to Submitted Bids described in paragraph
    8(e) (ii)(A) and paragraph 8(e) (ii) (B) by (y) a fraction, the numerator of which shall be the number of Outstanding shares of STRAPS held by such Existing
    Holder subject to such Submitted Bid or Submitted Sell
    Order and the denominator of which shall be the number of Outstanding shares of STRAPS subject to all such Submitted Bids and Submitted Sell Orders.

               (iii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of STRAPS are subject to Submitted Hold Orders) in an Auction for a Long-Term Dividend Period:

                   (A) Each Existing Holder that placed a
    Submitted Bid or a Submitted Hold Order (regardless of the rate specified therein) will continue to hold all Outstanding shares of STRAPS held by such Existing
    Holder immediately prior to the applicable Auction;

                   (B) Each Submitted Bid placed by a Potential
    Holder will be rejected;

                   (C) The next succeeding Dividend Period will be a Short-Term Dividend Period; and

                   (D) The Corporation may not again give a Notice of Dividend Period selecting a Long-Term
    Dividend Period (and any such notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Short-Term Dividend
    Period.







              (iv) If, as a result of the procedures described in paragraph 8(e)(i) and paragraph 8(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of STRAPS on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of shares of STRAPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of STRAPS.

              (v) If, as a result of the procedures described in paragraph 8(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of STRAPS on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate shares for purchase among Potential Holders so that only whole shares of STRAPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of STRAPS on such Auction Date.

              (vi) Based on the results of each Auction, the Auction Agent shall determine the number of shares of STRAPS to be purchased and the aggregate number of shares of STRAPS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders, and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of STRAPS.

              (vii) In no circumstance shall an Existing Holder be required to sell shares of STRAPS that are subject to a Hold Order submitted (or deemed to be submitted) by such Existing Holder.

          (f) Miscellaneous. The Board of Directors may interpret the provisions of this paragraph 8 to resolve any inconsistency or ambiguity. Neither the Corporation nor any Affiliate shall submit any Order in any Auction. At the time of the initial Auction for any Series of STRAPS, all of the Outstanding shares of such series of STRAPS shall, to the extent then required by the Securities Depository, be represented by a single certificate, registered in the name of the nominee of the Securities Depository. Neither the Corporation nor any of its







agents, including, without limitation, the Auction Agent, shall have any liability with respect to the failure of a Potential
Holder, Existing Holder or Agent Member to deliver, or to pay for, shares of STRAPS sold or purchased in an Auction or otherwise.

         (g) Headings of Subdivisions. The headings of the various subdivisions of this paragraph 8 are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                     STATEMENT OF RESOLUTION
           ESTABLISHING FOUR SERIES OF PREFERRED STOCK

           Pursuant to Section 7-4-102 of the Colorado Corporation Code, Great-West Life & Annuity Insurance Company, a Colorado corporation (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating four series of preferred stock and fixing and determining the relative rights and preferences thereof.

           1. The name of the Corporation is Great-West Life &
Annuity
Insurance Company.

           2. On September 18, 1991, the following resolution establishing and designating four series of shares of the Corporation's preferred stock was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board by the Corporation's Articles of Redomestication:

                    RESOLVED, that the Board of Directors
         hereby creates and establishes four series of Stated Rate Auction Preferred Stock in accordance with the terms set forth in Exhibit A attached hereto [a copy of which is attached to this Statement of Resolution and is incorporated herein by this reference], and authorizes the officers of the Corporation to file this resolution with the Colorado Secretary of State in accordance with the Colorado Corporation Code.

                               GREAT-WEST LIFE & ANNUITY
                                   INSURANCE COMPANY

           Dated: September 18, 1991       By:

                                   William T. McCallum, President
                                   and Chief Executive Officer

                               By:

                                   D. Craig Lennox, Senior Vice
                                   President, General Counsel
                                   and Secretary

STATE OF COLORADO )
COUNTY OF

           Before me,                   , a notary
public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Statement of Resolution Establishing Four Series of Preferred Stock as his voluntary act and deed, and that the facts contained therein are true.

           In witness whereof, I have hereunto set my hand and seal this 18th day of September, 1991.



                                          Notary Public

           My commission expires:

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER

          OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders:

         "Resolved, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto, and the filing thereof with the appropriate government authorities, are hereby approved."

           September 18, 1991             GREAT-WEST LIFE FINANCIAL
CORP.

                               Per:
                                      O.T. Dackow, President and
                                      Chief Executive Officer

                               Per:
                                     W. T. McCallum, Executive
                                     Vice President and
                                     Chief Executive Officer

                      ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION

          Pursuant to the provisions of the Colorado Corporation
Code, Great-West Life & Annuity Insurance Company (the "Corpora-tion") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

           FIRST: the name of the Corporation is Great-West Life
& Annuity Insurance Company.

          SECOND: the amendment set forth on Exhibit 1 attached hereto was adopted by a vote of the sole shareholder of the Corp-oration on September 18, 1991. The number of shares voted for the Amendment was sufficient for approval.

          THIRD: the amendment does not effect an exchange, reclassification, or cancellation of issued shares of the Corpo-ration.

          FOURTH: the amendment does not effect a change in the amount of stated capital of the Corporation.

                             GREAT-WEST LIFE & ANNUITY
                                INSURANCE COMPANY


Dated: September 18, 1991 By:
                              William T. McCallum, its Presi-
                               dent & Chief Executive Officer

                           By:
                               D. Craig Lennox, its Senior Vice
                                President, General Counsel and
                                Secretary

STATE OF COLORADO )
COUNTY

           Before me,                             , a notary
public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

           In witness whereof, I have hereunto set my hand and seal this 18th day of September, 1991.



                              Notary Public

My commission expires:

                                                          Exhibit
1

          Great-West Life & Annuity Insurance Company hereby amends and restates ARTICLE IX of its Articles of Redomestication to read in its entirety as follows:

                             ARTICLE IX

                      AUTHORIZED CAPITAL STOCK

          The total number of shares of all classes of capital stock which the corporation is authorized to issue is 100,000,000 shares, of which 50,000,000 shares shall be Common Stock, of a par value of $1 (one dollar) per share (the "Common Stock"), and 50,000,000 shares shall be Preferred Stock, of a par value of $1 (one dollar) per share (the "Preferred Stock").

           A. COMMON STOCK

          The powers, designations, preferences and relative, participating, optional or other special rights (and the quali-fications, limitations or restriction6 thereof) in respect of the Common Stock are as follows:

          1. Rank. The Common Stock shall rank junior to the Preferred Stock with respect to payment of dividends and distri-bution6 on liquidation or dissolution and shall have such other qualifications, limitations or restrictions as provided in this
 Article IX.

          2. Voting Rights. Except as otherwise expressly pro-vided by law or as provided for any series ff Preferred Stock by the board of directors of the corporation in accordance with this
 Article IX, all voting rights shall be vested in the holders of shares of the Common Stock, and at every meeting of stockholders of the corporation (or with respect to any action by written consent in lieu of a meeting of stockholders), each share of Common Stock shall be entitled to one vote (whether voted in person by the holder thereof or by proxy or pursuant to a stock-holders' consent) on all matters to come before such meeting of the stockholders of the corporation.

          3. Dividend and Liquidation Preference as between the Common Stock and the Preferred Stock. For 80 long as any shares of Preferred Stock are outstanding, the corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than any dividend or distribution payable solely in shares of Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends and liquidation) in respect of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consider-ation any shares of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, unless (i) full cumulative dividends on all shares of Preferred Stock for all past dividend periods have been (a) paid or (b) declared and a sum sufficient irrevocably deposited with the paying agent for the payment of such dividends, and (ii) the corporation has redeemed the full number of shares of Preferred Stock, if any, it is then obligated to redeem in accordance with the terms of any series of Preferred Stock as fixed by the board of directors of the corporation in accordance with this Article IX.

           4. Assets Remaining After Liquidation. In the event of the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the holders of the Pre-ferred Stock, the holders of shares of the Common Stock shall be entitled, to the exclusion of the holders of shares of the Pre-ferred Stock, to share ratably in all remaining assets of the corporation.

         B. PREFERRED STOCK

           1. The Preferred Stock may be divided into and issued in series. The board of directors of the corporation is autho-rized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be 60 designated as to dis-tinguish the shares thereof from the shares of all other series and classes. The board of directors of the corporation is authorized, within any limitations prescribed by law and this
Article IX, to fix and determine the designations, rights, quali-fications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

               (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

               (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

               (c) The amount payable upon shares in event of invol-
    untary liquidation;

               (d) The amount payable upon shares in event of volun-
    tary liquidation;

               (e) Sinking fund or other provisions, if any, for the
    redemption or purchase of shares;

               (f) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

          (g) Voting powers, if any; and

              (h) Such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares of such series as the board of directors of the corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Colorado.

          2. No Dividend Preference Between Series of Preferred Stock. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared on the shares of each other series of Preferred Stock through the mo t recent dividend payment date for each such other series. If at any time any accrued dividends on shares of any series of Preferred Stock have not been paid in full, then the corporation will, if paying any dividends on any shares of any series of Preferred Stock, pay dividends on shares of all series of Preferred Stock pro rata in proportion to the sums which would be payable on such series if all accrued but unpaid dividends, if any, were declared and paid in full. Dividends on any series of Preferred Stock shall be cumulative only to the extent provided in the terms of that series.

          3. Liquidation Preference. (a) In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, holders of shares of any series of Preferred Stock shall be entitled to receive, out of the assets of the corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution on the Common Stock or on any other class of stock ranking junior to the shares of Preferred Stock upon liquidation, a liquidation distribution per share in the amount of the liquidation preference fixed or determined in accordance with the terms of the shares of such series of Pre-ferred Stock plus, if so provided in such terms, an amount equal to accumulated and unpaid dividends on each share of such series (whether or not earned or declared) to the date of such dis-tribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets of the corporation are insufficient to pay in full the holders of shares of any series of Preferred Stock the preferential amount to which they are entitled, holders of shares of all series of Preferred Stock will share ratably in any such distribution of such assets in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. Unless and until payment in full has been made to holders of shares of all series of Preferred Stock of the liquidation dis-tributions to which they are entitled as provided in this Article IX, no dividends or distributions will be made to holders of the Common Stock or any other stock ranking junior to the shares of any series of Preferred Stock on liquidation and no purchase, redemption or other acquisition for any consideration by the corporation will be made in respect of the Common Stock or any stock ranking junior to the shares of any series of Preferred Stock upon liquidation. After the payment to all holders of series of Preferred Stock of the full amount of the liquidation distributions to which they are entitled pursuant to the preceding sentences, such holders (in their capacity as such holders) shall have no right or claim to any of the remaining assets of the corporation.

          (b) Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the con-solidation or merger of the corporation with or into any other entity, nor the merger or con601idation of any other entity with or into the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article IX.

          4. Conversion Rights. Preferred Stock of any series may be convertible into shares of any other class or into shares of any series of the same or any other class, except as may otherwise be limited by law, if the terms and conditions of such conversion are fixed and determined by the board of directors of the corporation in establishing such series of Preferred Stock.

          5. Dividend Rate Periods of the Preferred Stock. The periods during which a dividend rate would be applicable for any series of the Preferred Stock shall be determined in accordance with the terms of that series. Such terms may provide that the board of directors of the corporation shall have the discretion to establish the duration of the period during which a dividend rate would be applicable. Such terms may provide that a dividend rate may be applicable during all or part of the time any shares of such series are outstanding. If a dividend rate is applicable during only part of the time any shares of a series are outstanding, such terms may provide that the board of directors of the corporation may select, from time to time, one or more subsequent time periods of the same or varying lengths during which a dividend rate will be applicable; provided, that the board of directors of the corporation at the time of establishing such series shall state in the terms of such series a minimum and a maximum length for such time periods.


          6. Redemption Provisions. (a) Shares of any series of the Preferred Stock shall be subject to the right of the corporation to redeem any of such shares if so provided in the terms of such series. Such terms may provide that the board of directors of the corporation may change from time to time, the redemption terms and conditions including the redemption price, for shares of such series, provided, that the board of directors of the corporation at the time of establishing such series shall state in the terms of such series a minimum and a maximum redemption price.

          (b) The corporation shall not purchase or otherwise acquire any shares of any series of Preferred Stock while any accumulated and unpaid dividends exist with respect to such series or any other series of Preferred Stock, unless contemporaneously with such purchase or acquisition such accumulated and unpaid dividends are (i) paid or (ii) declared and a sum sufficient irrevocably deposited with the paying agent for payment of such dividends; provided, however, that the corporation may purchase or otherwise acquire shares pursuant to a voluntary purchase or exchange offer made on an equal basis to all holders of shares of all series of Preferred Stock.

       Mr. Bruce N. Smith, Deputy Commissioner
       Colorado Insurance Division
       303 West Colfax, 5th Floor
       Denver, CO 80204


                                                October 16, 1991



              Re:  Great-West Life & Annuity Insurance Company
Amendment to Articles of Redomestication
               and Statement of Resolution

       Dear Mr. Smith:

         On October 9, 1991, I filed with your office a certified copy of Great-West Life & Annuity Insurance
       Company's ("Company") Articles of Amendment to Articles of Redomestication and Statement of Resolution
       establishing four series of preferred stock as set forth in Exhibit A attached thereto. The Secretary of State's certification is dated October 2, 1991, File #911078115.

         In order to complete our corporate records, I would appreciate, by your signature below, or by any other appropriate certification from the Insurance Division, affirmative indication that the Company has met all requirements of Section 10-3-101(3) as to the filings of Amended Articles of Incorporation and that thee
       Commissioner, with the advice of the Attorney General, finds the Company's Articles of Amendment to
       Articles of Redomestication and Statement of Resolution to be legally adopted and in due legal form and not in conflict with the provisions of law governing the Company.

                                                Sincerely,


                                                Ruth B. Lurie
                                                Vice President and
Counsel
     APPROVED:

       COLORADO INSURANCE DIVISION

       By:

       Printed Name &
       title: Bruce Smith. Deputy Commissioner

         Date:

         pc:  Frank Dino, Chief of Corporate Affairs, State of
Colorado Division of Insurance, 303 West Colfax

             Avenue, Suite 500, Denver, Colorado 80204

     Great -West
     LIFE & ANNUITY INSURANCE COMPANY




      HAND DELIVERED

      Bruce Smith, Deputy Commissioner
      State of Colorado Division of Insurance
      Department of Regulatory Agencies
      First Western Plaza
      303 West Colfax Avenue, Suite 500
      Denver, Colorado 80204

      Dear Mr. Smith:

                                               September 19, 1991







        I am writing on behalf of Great-West Life & Annuity
Insurance
      Company ("GWL&A") in connection with the contemplated issuance by
      GWL&A of preferred shares later this month to Great-West Life Financial Corp. ("Financial"). This filing is a replacement, with
      minor changes as noted below, for the July 23, 1991 filing.

        We have enclosed three executed copies of (1) an amendment to the Articles of Redomestication of GWL&A, and three executed copies of (2) a Statement of Resolution, each of which is to be filed with the Colorado Secretary of State before the new preferred shares are issued. Each of these documents has been approved by the Board of
      Directors of GWL&A. These documents are quite similar to corresponding documents submitted to you last December in connection with a proposed sale of preferred shares by GWL&A which
      was never consummated.

        The enclosed amendment to the Articles is identical to the amendment submitted last December, except that paragraph 6(a)
has
      been modified to provide that no series of preferred stock is to be redeemed while a dividend arrearage exists with respect to any other series.

        The enclosed Statement of Resolution contains various technical changes from the version submitted last December and, in
      addition, specifies the 8.0% dividend rates which will apply to the new preferred shares through the end of 1993. Thereafter, the dividend rate will be set in accordance with the auction process.

         Colorado counsel for the Company (Dennis Jackson and Mark
Levy
      of the Denver firm of Holland & Hart) has participated in the preparation of the enclosed amendment to Articles and
Statement of
      Resolution, and, upon issuance of the new preferred shares, will

Bruce Smith, Deputy Commissioner
September 19, 1991
Page 2

render an opinion that they have been validly authorized and issued under Colorado corporate law.

          Of course, despite the complicated mechanics, the new preferred shares will be equity, and the general preferences of the new preferred stock with respect to dividends and distributions on liquidation will be the same as the preferences which would be applicable to more traditional preferred stock.

    The following changes have been made to the July 23 filing:

         (1) ARTICLES OF AMENDMENT TO ARTICLES OF
         REDOMESTICATION. SECOND. Exhibit A has been changed to
         Exhibit 1. to avoid confusion with the Statement of Resolution Exhibit.

         (2) The statutory reference on the Statement of Resolution has been corrected to read "Section 7-4-102 of the Colorado Corporation Code," and

         (3) Statement of Resolution changes:

              (a) p. 9 - changes of initial payment date to
                   January 1, 1992

              (b) p. 15 - the dividend rate is changed to 8% per
                   annum during the initial long term dividend period

              (c) p. 19 - correction of typographical error.

          I would be pleased to answer any questions you may have concerning the enclosed documents.

                   Sincerely,

                   Ruth B. Lurie

                   Vice President, Counsel
                   and Associate Secretary

RBL1178C. krlm

Enclosures (to Mr. Dino only)
pc\enc: Frank Dino, Chief of Corporate Affairs, State of Colorado
         Division of Insurance, 303 West Colfax Avenue, Suite 500, Denver, Colorado 80204

Bruce Smith, Deputy Commissioner
September 19, 1991
Page 3

RBL1178C. knm

bpc: Dennis Jackson, Esq., Holland & Hart, Attorneys at Law,
        P. O. Box 8749, Denver, Colorado 80201-8749
        Don Stern, Esq., Cleary, Gottlieb, Steen & Hamilton,
        One Liberty Plaza, New York, New York 10006
        D. Craig Lennox, Sr. V.P., General Counsel & Sec'y, GWL&A,
6T2

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                ARTICLES OF MERGER


                   Pursuant to the Provisions of the Colorado
Corporation
        Code, Great-West Life & Annuity Insurance Company (the
        "Corporation") hereby adopts the following Articles of
Merger:

         FIRST: Pursuant to C.R.S. Section 7-7-106, the plan of merger, attached as Exhibit A, and incorporated into and made a
        part of these Articles of Merger, was approved by unanimous vote of the Board of Directors of the Corporation on October 22, 1991.

         SECOND: The plan of merger was approved by unanimous
        vote of the Board of Directors of Great-West Life Financial
Corp.
        ("Financial Corp."), the parent corporation and holder of
6,468,217
        shares of the Corporation's common stock prior to the merger, which stock (1) constitutes more than ninety percent (90%) of the outstanding shares of common stock of the Corporation, (2)
is the
        only class of stock eligible to vote on this issue, and (3) the vote of which is sufficient to approve the plan of merger.

         THIRD: The Great-West Life Assurance Company ("Great-West Life"), is the owner of 613,965 shares of the common stock of
        Financial Corp., which number represents all of the issued and outstanding shares of Financial Corp. The Board of Directors of
        Great-West Life, acting on its behalf as sole shareholder of
        Financial Corp., has (1) waived prior mailing of the plan of merger, and (2) voted unanimously to approve the plan of merger on
        October 24, 1991.

         FOURTH: The plan of merger was delivered to Financial
        Corp., the parent corporation and shareholder of the Corporation, on October 21, 1991.

         FIFTH: The Articles of Redomestication of the
        Corporation, as amended, to the extent that they are not affected by these Articles of Merger, remain unchanged.

         SIXTH: These Articles of Merger are to become effective on December 13, 1991, unless sooner withdrawn by a proper filing of
        a certificate of withdrawal prior to or on such date.

         SEVENTH: After the effective date of the merger, the surviving corporation is Great-West Life & Annuity
Insurance
        Company.

                            GREAT-WEST LIFE & ANNUITY
                                 INSURANCE COMPANY

Dated: November 22, 1991







STATE OF COLORADO )

COUNTY OF ARAPAHOE
                            By:
                                 William T. McCallum, its President
                                 & Chief Executive Officer

                            By:


                                D. Craig Lennox, its Senior Vice-
                                      President, General Counsel
                                      and Secretary




          Before me,                            , a notary public,
personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Merger Amending Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and
affixed my
official seal this      day of         , 1991.




                                 Notary Public


My Commission Expires:

                        PLAN AND AGREEMENT OF MERGER

         This PLAN AND AGREEMENT OF MERGER ("Agreement") is to be effective as of December 13, 1991, by and between GREAT-WEST
LIFE
     & ANNUITY INSURANCE COMPANY, a Colorado domestic insurance company
     ("GWL&A"), and GREAT-WEST LIFE FINANCIAL CORP., a Colorado holding company ("Financial Corp."). GWL&A and Financial Corp. shall sometimes be referred to collectively as the "Constituent Corporations."

                                   RECITALS

         A. GWL&A is a wholly-owned subsidiary of Financial Corp.
As
     of the date hereof, GWL&A has 50,000,000 shares of stock authorized, $1.00 par value, of which 6,468,217 shares are currently issued and outstanding.

         B. Financial Corp. is an insurance holding company wholly owned by The Great-West Life Assurance Company, a Canadian corporation ("GWL"), with 100,000,000 shares of stock authorized,
     no par value, with 613,965 shares currently issued and outstanding.

         C. The purpose of this Agreement is to reposition certain United States operating subsidiaries of GWL as directly owned subsidiaries of GWL&A.

         D. In order to accomplish this, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of both such corporations and their stockholders that
     Financial Corp. merge with and into GWL&A. The surviving corporation shall be GWL&A.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and for the
     purpose of stating the terms and conditions of the merger, it is agreed, subject to the terms and conditions hereinafter set forth, as follows:

         1. MERGER AND EFFECTIVE DATE. In accordance with the provisions of the laws of Colorado and subject to the terms
and
     conditions of this Agreement, Financial Corp. shall be merged with and into GWL&A. The effect of the merger shall be as prescribed by
     Colorado law, and the effective date of the merger shall be December 13, 1991. The merger shall take place pursuant to the requirements of Colorado Revised Statutes, Section 10-3-801, et
seq.,
     titled Insurance Holding Company Systems, C.R.S. Section 10-3-101, and
     Article 7 of the Colorado Corporate Code.

          2. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION.

         2.1 Directors. The directors of GWL&A in office on the effective date of the merger shall be the directors of GWL&A
and
     shall hold office for the terms for which they have been elected until their successors are duly elected and qualified pursuant to the bylaws of GWL&A.

         2.2 Officers and Committees. All persons who, on the effective date of the merger, are officers or members of any committee of GWL&A shall, after the effective date, hold the same
     office in GWL&A as they theretofore held in GWL&A, subject to the provisions of the bylaws of GWL&A.

         3. CONDITIONS PRECEDENT TO MERGER. The merger shall not be effective unless and until the following conditions have been fulfilled:

         3.1 Compliance with Holding Company Requirements. The requirements of C.R.S. S10-3-801, et seq., have been complied with
     and approval of the Colorado Division of Insurance has been obtained or an exemption therefrom under C.R.S.
Section 10-3-803(8)(C) has
     been obtained.

         3.2 Shareholder Approval. The merger has been submitted to and duly approved by The Great-West Life Assurance Company
("GWL")
     as the shareholder of Financial Corp.

         3.3 Procedure. The procedure established in C.R.S.
S7-7-106
     for merging a parent and corporation, including adopting
Articles
     of Merger, has been complied with.

         3.4 State Regulatory Matters. When all necessary corporate and other consents, authorizations and approvals of this
Agreement
     have been obtained and provided that this Agreement has not been terminated, the Constituent Corporations will each cause a copy of this Agreement, with officers' certificates of each Constituent
     Corporation along with Articles of Merger pursuant to C.R.S.
S7-7-
     106, to be filed with the Colorado Insurance Department in accordance with C.R.S. S10-3-101. Upon attaining approval of the
     Colorado Department, the Articles of Merger along with the Plan and
     Agreement of Merger shall be filed with the Secretary of State of
     Colorado. The filing of such documents will be coordinated and accomplished on the same date. Thereafter and without any further
     act or deed, Financial Corp. shall be merged into GWL&A, which shall continue its corporate existence under the laws of the
State
     of Colorado.

         3.5 Tax Matters. The merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of
     1986, as amended (the "Code"). GWL&A shall continue the same business and operations in which it is currently engaged, without substantial modifications.

          4. CONVERSION OF SECURITIES UPON MERGER. On the effective date, GWL&A will transfer ownership of the 6,468,217 shares of GWL&A owned by Financial Corp. to GWL in consideration of the surrender by GWL to GWL&A of the 613,965 shares representing all of the issued and outstanding shares of stock in Financial Corp.

          5. EFFECT OF MERGER. On the effective date, Financial
Corp.
and GWL&A shall be a single corporation, the separate existence of Financial Corp. shall cease and, in accordance with the terms of this Agreement, GWL&A shall possess all of the rights, privileges, powers, immunities and franchises, of both a public and a private nature, all property, real, personal and mixed, and all and every other interest of each of the Constituent Corporations, as effectually as did the respective Constituent Corporations. All debts due to either of the Constituent Corporations on whatever account, including stock subscriptions and all other things in action belonging to each Constituent Corporation shall be vested in GWL&A without further act or deed. The title to any real estate or interest therein, vested by deed or otherwise in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the merger. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of said Constituent Corporations shall thenceforth attach to GWL&A and may be enforced against it to the same extent as if the same had been incurred or contracted by it. Any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the merger had not taken place or GWL&A may be substituted in its place.

          6. TERMINATION OR P0STPONMENT OF MERGER. Notwithstanding any of the provisions of this Agreement, at any time prior to the effective date, and notwithstanding the approval hereof by GWL as the sole shareholder of the Financial Corp., the Board of Directors of either of the Constituent Corporations may cause the merger and all transactions contemplated by this Agreement to be abandoned or delayed for any reason that such Board may deem sufficient and proper.

    7. GENERAL PROVISIONS.

        7.1 Further Instruments. Each party shall execute and deliver all further instruments, documents and papers, and shall perform any and all acts necessary, to give full force and effect to all of the terms and provisions of this Agreement

        7.2 Severability. If any provision of this Agreement, as applied to any party or to any circumstance, shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement.

          7.3 Notices. All notices, statements or demands shall be in writing and shall be served in person, by telegraph, by express mail, by certified mail or by private overnight delivery. Service shall be deemed conclusively made (a) at time of service, if personally served, (b) at the time (as confirmed in writing by the telegraphic agency) of delivery thereof to the addressee, if served telegraphically, (c) twenty-four (24) hours after deposit in the United States mail, properly addressed and postage prepaid, if served by express mail, (d) five (5) days after deposit in the United States mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail and (e) twenty-four
(24) hours after delivery by the party giving the notice, statement or demand to the private overnight deliverer, if served by private overnight delivery.

          Any notice or demand to either of the Constituent
Corporations shall be given to:

         Great-West Life & Annuity Insurance Company
         Attn: William T. McCallum, President
               and Chief Executive Officer

         8515 E. Orchard Road
         Englewood, Colorado 80112

         Great-West Life Financial Corp.
         Attn: D. Craig Lennox, Sr. Vice President and Secretary

         8515 E. Orchard Road
         Englewood, Colorado 80112

Any party may, by virtue of written notice in compliance with this Paragraph, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

          7.4 Waivers. A waiver by any party of any of the terms and conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, nor shall it be deemed a waiver of performance of any other obligation hereunder.

          7.5 Entire Agreement. This Agreement contains the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior and collateral agreements, understandings, statements and negotiations of the parties. Each party acknowledges that no representations, inducements, promises, or agreements, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein.

          7.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective estates, successors, legal or personal representatives, heirs, distributees, designees and assigns.

          7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

          7.8 Gender and Number. In all matters of interpretation, whenever necessary to give effect to any provision of this Agreement, each gender shall include the other, the singular shall include the plural, and the plural shall include the singular.

          7.9 Paragraph and Subparagraph Headings. The titles of the paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of any provision or condition of this Agreement.

          7.10 Third Parties. Except as may be expressly set forth herein, the parties hereto do not intend to confer any rights or remedies upon any person other than the parties hereto.

          7.11 Legal Action. In the event of any litigation between or among the parties hereto respecting or arising out of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs, whether or not such litigation proceeds to final judgment or determination.

          7.12 Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute the whole of the Agreement as between the parties.










                                -5

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                         GREAT-WEST LIFE & ANNUITY
                                         INSURANCE COMPANY, a
Colorado
                                         corporation

                                         By:
                                         Title: President and Chief
Executive Officer
                                         By:
                                         Senior Vice-President,
Chief
                                         Title: Financial Officer
and Treasurer

                                         GREAT-WEST LIFE FINANCIAL
                                         CORP., a Colorado
corporation

                                         By:
                                              Executive
Vice-President and
                                              Title: Chief
Operating Officer

                                         By:
                                                Senior
Vice-President and
                                                Title: Secretary











                                   -6

MERGER         CONSOLIDATION

CANCELLATION OF LIMITED PARTNERSHIP DUE TO MERGER

DOMESTIC           FOREIGN           PROFIT  XXXX  NONPROFIT





                       GREAT-WEST LIFE FINANCIAL CORP. DP881105091
       -

                      A COLORADO CORPORATION

                         INTO

      GREAT-WEST-LIFE & ANNUITY INSURANCE COMPANY IC871033618

                 A COLORADO INSURANCE CORPORATION



               Delayed Effective date - 12/13/91

                      ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION

          Pursuant to the provisions of the Colorado Corporation
Code, Great-West Life & Annuity Insurance Company (the
"Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

          FIRST: The name of the Corporation is Great-West
Life & Annuity Insurance Company.

          SECOND: The Amendment set forth on Exhibit 1 attached hereto was adopted by a vote of the sole shareholder of the Corporation on June 16, 1992. The number of shares voted for the amendments was sufficient for approval.

          THIRD: The Amendment does not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

          FOURTH: The Amendment does not effect a change in the amount of stated capital of the Corporation.

                                GREAT-WEST LIFE & ANNUITY
                                INSURANCE COMPANY

Dated: June 16, 1992            By:
                                    William T. McCallum, President
                                     and Chief Executive Officer

                           By:
                                    D. Craig Lennox, Senior Vice-
                                     President, General Counsel
                                           and Secretary

                      ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION

          Pursuant to the provisions of the Colorado Corporation
Code, Great-West Life & Annuity Insurance Company (the
"Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

          FIRST: The name of the Corporation is Great-West
Life & Annuity Insurance Company.

          SECOND: The Amendment set forth on Exhibit 1 attached hereto was adopted by a vote of the sole shareholder of the Corporation on June 16, 1992. The number of shares voted for the amendments was sufficient for approval.

          THIRD: The Amendment does not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

          FOURTH: The Amendment does not effect a change in the amount of stated capital of the Corporation.

                                GREAT-WEST LIFE & ANNUITY
                                INSURANCE COMPANY

Dated: June 16, 1992            By:
                                   William T. McCallum, President
                                    and Chief Executive Officer

                                By:
                                   D. Craig Lennox, Senior Vice-
                                     President, General Counsel
                                          and Secretary

                      ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION

          Pursuant to the provisions of the Colorado Corporation
Code, Great-West Life & Annuity Insurance Company (the
"Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

          FIRST: The name of the Corporation is Great-West
Life & Annuity Insurance Company.

          SECOND: The Amendment set forth on Exhibit 1 attached hereto was adopted by a vote of the sole shareholder of the Corporation on June 16, 1992. The number of shares voted for the amendments was sufficient for approval.

          THIRD: The Amendment does not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

          FOURTH: The Amendment does not effect a change in the amount of stated capital of the Corporation.

                                GREAT-WEST LIFE & ANNUITY
                                INSURANCE COMPANY


Dated: June 16, 1992            By:
                                   William T. McCallum, President
                                    and Chief Executive Officer

                           By:
                                     D. Craig Lennox, Senior Vice-
                                      President, General Counsel
                                            and Secretary

  STATE OF COLORADO  )
                     )  ss.
  COUNTY OF ARAPAHOE )


         Before me, Dona J. Reichelt, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                  Notary Public

 My commission expires:






  STATE OF COLORADO  )
                  )  ss.
  COUNTY OF ARAPAHOE )





         Before me, Dona J. Reichelt, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice-President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

        In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                        Notary Public

My commission expires:

STATE OF COLORADO  )
                ) ss.
COUNTY OF ARAPAHOE )

         Before me, Dona J. Reichelt, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                 Notary Public


My commission expires:






  STATE OF COLORADO  )
                  ) ss.
  COUNTY OF ARAPAHOE )


         Before me, Dona J. Reichelt, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice-President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

        In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.



                                  Notary Public


My commission expires:

STATE OF COLORADO  )
                ) ss.
COUNTY OF ARAPAHOE )

         Before me, Dona J. Reichelt, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                 Notary Public

My commission expires:




STATE OF COLORADO  )
                   ) ss.
COUNTY OF ARAPAHOE )



         Before me, Dona J. Reichelt, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice-President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

        In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                Notary Public

My commission expires:

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.


June 16, 1992
                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY

                                Per:
                                     O.T. Dackow, President


                                Per:
                                     D.L. Wooden, Senior Vice-
                                     President and
                                     Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.

                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY

June 16, 1992                   Per:
                                   O.T. Dackow, President


                                Per:
                                    D L. Wooden, Senior Vice-
                                    President and
                                    Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.

                           THE GREAT-WEST LIFE ASSURANCE
                                COMPANY


June 16, 1992              Per:
                                    O.T. Dackow, President


                                Per:
                                     D.L. Wooden, Senior Vice-
                                     President and
                                     Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.


                           THE GREAT-WEST LIFE ASSURANCE
                                COMPANY

June 16, 1992              Per:
                                     O.T. Dackow, President


                                Per:
                                     D.L. Wooden, Senior Vice-
                                     President and
                                     Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.



                                THE GREAT-WEST LIFE ASSURANCE
                                COMPANY

June 16, 1992              Per:
                                     O.T. Dackow, President


                                Per:
                                D.L. Wooden, Senior Vice-
                                     President and
                                     Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to Section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders.

    RESOLVED, that the Amendment to the Articles of Redomestication of GWL&A, in the form attached hereto as
    Exhibit 1, and the filing thereof with the appropriate government authorities, are hereby approved.

                               THE GREAT-WEST LIFE ASSURANCE
                                COMPANY


June 16, 1992             Per:
                                    O.T. Dackow, President


                                Per:
                                     D.L. Wooden, Senior Vice-
                                     President and
                                     Chief Financial Officer

                              ARTICLES OF AMENDMENT
                          TO ARTICLES OF REDOMESTICATION

         Pursuant to the provisions of the Colorado Corporation
        Code, Great-West Life & Annuity Insurance Company (the
        "Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

         FIRST: The name of the Corporation is Great-West
        Life & Annuity Insurance Company.

         SECOND: The Amendment set forth on Exhibit 1 attached hereto was adopted by a vote of the sole shareholder of the Corporation on June 16, 1992. The number of shares voted for the
        amendments was sufficient for approval.

         THIRD: The Amendment does not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

         FOURTH: The Amendment does not effect a change in the amount of stated capital of the Corporation.

                                        GREAT-WEST LIFE & ANNUITY
                                        INSURANCE COMPANY

                                  By:

                                     William T. McCallum, President
                                            and Chief Executive
Officer

                                  By:
                                          D. Craig Lennox, Senior
Vice-
                                     President, General Counsel
                                           and Secretary

STATE OF COLORADO  )
                )  ss.
COUNTY OF ARAPAHOE )

          Before me, Dona J. Reichelt, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing, Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.

                                        Notary Public


My commission expires: September 11, 1994

STATE OF COLORADO  )
                   ) ss.
COUNTY OF ARAPAHOE )

          Before me, Dona J. Reichelt, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice-President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this
16th day of June, 1992.


                                        Notary Public


My commission expires: September 11, 1994

                                                       EXHIBIT 1

          Great-West Life & Annuity Insurance Company hereby amends parts of its Articles of Redomestication consisting of the Statement of Resolution Establishing Four Series of Preferred
Stock dated as of September 18, 1991 and filed with the Secretary of State of Colorado on September 30, 1991 (the "Statement") as follows:

          1. The definition of "Initial Long-Term Dividend Period" contained in paragraph 2 of the Statement is hereby amended to read in its entirety as follows:

              "Initial Long-Term Dividend Period" means (i) with respect to the Series A STRAPS, Series C STRAPS and Series D STRAPS, the period from and including the respective Dates of Original Issues for such series to and excluding
    December 31, 1993, and (ii) with respect to the Series B STRAPS, the period from and including the Date of Original Issue for such series to and excluding December 31, 1995.

          2. The first sentence of paragraph 3(b)(ii) of the Statement is hereby amended to read as follows:

              (ii) During the Initial Long-Term Dividend Period, dividends on the shares of each series of STRAPS shall be payable quarterly on the last day of each March, June, September and December of each year, and the last dividend during this Period will be payable on the last day of the Initial Long-Term Dividend Period for such series, unless any such date is not a Business Day, in which case dividends on the STRAPS will be payable on the next succeeding Business Day.

          3. The first sentence of paragraph 3(c)(i) of the Statement is hereby amended to read as follows:

    (c) (i) Subject to paragraph 3(c)(ii), (I) during the Initial Long-Term Dividend Period for each series of STRAPS, the respective dividend rates per annum applicable to such series shall be as follows: Series A, Series C and Series D, 8% and Series B, 7%; and (II) the respective dividend rates on the shares of each series of STRAPS (the "Applicable Rate") for each subsequent Dividend Period shall be the rate per annum determined for such series pursuant to the operation of the Auction Procedures set forth in paragraph 8 below.

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER
         OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to section 7-4-122 of the Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders:

         RESOLVED, that the Amendments to the Articles of Redomestication of GWL&A, in the form attached hereto as Exhibits 1 and 2 (which concern preferred stock), and the filing thereof with the appropriate government authorities, are hereby approved.

         September 15, 1992       THE GREAT-WEST LIFE ASSURANCE
COMPANY

                         By:       O.T. Dackow, President

                         By:       D. L. Wooden, Senior
Vice-President
                                   and Chief Financial Officer

         CONSENT TO CORPORATE ACTION BY THE SHAREHOLDER

          OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The undersigned, constituting the sole shareholder of Great-West
Life & Annuity
Insurance Company ("GWL&A"), a Colorado corporation, hereby consents to the following corporate action which shall, pursuant to section 7-4-122 of the
Colorado Corporation Code, have the same force and effect as unanimous action taken at a duly called and held meeting of shareholders:

    RESOLVED, that the Amendments to the Articles of Redomestication of GWL&A, in the form attached hereto as Exhibits 1 and 2
(which
    concern preferred shares), and the filing thereof with the appropriate government authorities, are hereby approved.

September 15, 1992

                         THE GREAT-WEST LIFE ASSURANCE COMPANY

                         By:


                              Name: O.T. Dackow
                              Title: President

                              Name:
                              Title:

                              ARTICLES OF AMENDMENT
                         TO ARTICLES OF REDOMESTICATION

         Pursuant to the provisions of the Colorado Corporation
       Code, Great-West Life & Annuity Insurance Company (the
       "Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

         FIRST: The name of the Corporation is Great-West
        Life & Annuity Insurance Company.

         SECOND: The Amendments set forth on Exhibit 1 and
       Exhibit 2 attached hereto were adopted by a vote of the sole shareholder of the Corporation on September 15, 1992. The number
       of shares voted for the Amendments was sufficient for approval.

         THIRD: The amendments do not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

         FOURTH: The amendments do not effect a change in the amount of stated capital of the Corporation.

       Dated: September 15, 1992   THE GREAT-WEST LIFE & ANNUITY
                                           INSURANCE COMPANY

                                      By:
                                         William T. McCallum,
President
                                           and Chief Executive
Officer

                                      By:
                                         D. Craig Lennox, Senior
Vice
                                           President, General
Counsel
                                           and Secretary

STATE OF COLORADO   )
                 ) ss.
COUNTY OF ARAPAHOE )


          Before me, Florence A. Aston, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.


                               Notary Public

 My commission expires: 4/26/93

STATE OF COLORADO  )
                ) ss.
COUNTY OF ARAPAHOE )


    Before me, Florence A. Aston, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice President, General Counsel and Secretary of
Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of

Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.

                                       Notary Public

My commission expires: 4/26/93

                                                        Exhibit 1

         Great-West Life & Annuity Insurance Company hereby amends the following parts of the terms for four series of Stated Rate Option Preferred Stock as set forth in the Statement of Resolution Establishing Four Series of Preferred Stock dated as of September 18, 1991 and filed with the Secretary of State of Colorado on September 30, i991:

         Paragraphs 6(c), 6(d) and 6(e) are hereby amended to read in their entirety as follows:

          (c) Default in Dividend.

             (i) During any period (a "Voting Period") when a "Default in Preferred Dividends" (as hereinafter defined) shall exist on the shares of any series of the STRAPS, or any class or series of preferred stock ranking on a parity with the shares of the STRAPS as to dividends or upon liquidation, dissolution or winding up of the Corporation and the terms of which expressly provide that such shares are "Voting Parity Preferred
    Stock" within the meaning of this paragraph and voting rights thereunder are then exercisable (all such shares, and all shares of each series of the STRAPS, being hereinafter referred to collectively as the "Voting Parity Preferred Stock"), the authorized number of members of the Board of Directors shall automatically be increased by two. The two vacancies so created shall be filled by the vote of the holders of the "Defaulted Voting Parity Preferred Stock" as hereinbelow defined, voting together as a single class without regard to class or series, to the exclusion of the holders of the Common Stock of the Corporation and any other class or series of stock other than such shares of Defaulted Voting Parity Preferred Stock. A
    "Default in Preferred Dividends" means any default or event specified in the terms of any class of preferred stock or series of preferred stock by reason of which the holders of such preferred stock are entitled to elect directors of the Corporation. A "Default in Preferred Dividends" with respect to any series of STRAPS shall be deemed to have occurred whenever the amount of unpaid accumulated dividends upon such series through the last preceding dividend period therefor shall be equivalent to six quarterly dividends (which, with respect to any series of the STRAPS, shall be deemed to be dividends with respect to a number of dividend periods containing not less than 540 days) or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accumulated and unpaid dividends (whether or not earned or declared) on all shares of all STRAPS of each and every series then outstanding shall have been paid to the end of the last preceding dividend period.
"Defaulted Voting Parity Preferred Stock" at any time shall mean those classes and series of Voting Parity
Preferred Stock in respect of which, at or prior to such time, a Default in Preferred Dividends has occurred and of which the holders are entitled at that time by the terms of such Voting Parity Preferred Stock to elect directors of the Corporation. Upon the termination of a Voting Period with respect to any class or series of Defaulted Voting Parity Preferred
Stock, the voting rights described in this paragraph
6(c) shall cease for such class or series of Defaulted
Voting Parity Preferred Stock, subject always, however, to revesting of such voting rights in the holders of such Voting Parity Preferred Stock upon the further occurrence of a Default in Preferred Dividends. If any Voting Period shall have terminated before the holders of a class or series of Voting Parity Preferred Stock shall have exercised the voting rights provided in this paragraph 6(c), the holders of such class or series of Voting Parity Preferred Stock shall be deemed not to have acquired such voting rights.

              (ii) If the holders of any class or series of Defaulted Voting Parity Preferred Stock (the "first
Defaulted Voting Parity Preferred Stock") have elected one or more directors prior to the happening of the default or event permitting the holders of any other class or series of Defaulted Voting Parity Preferred
Stock to elect directors, then the directors so previously elected will be deemed to have been elected by and on behalf of the holders of such other class or series of Defaulted Voting Parity Preferred Stock as well as the first Defaulted Voting Parity Preferred
Stock, without prejudice to the right of the holders of such other class or series to vote for directors if such previously elected directors shall resign, cease to serve or stand for reelection while the holders of such other class or series are entitled to vote. If the holders of any first Defaulted Voting Parity
Preferred Stock are entitled to elect in excess of two directors, the holders of such other class or series shall not participate in the election of more than two such directors.

              (iii) No shares of any Defaulted Voting
Parity Preferred Stock held by the Corporation or any of the Corporation's Affiliates shall be voted, or counted in determining a quorum, for the election, removal or replacement of any director elected by any Defaulted Voting Parity Preferred Stock.

     (d) Voting Procedures.

              (i) As soon as practicable after the
commencement of a Voting Period, the Corporation shall call or cause to be called a special meeting of the holders of Defaulted Voting Parity Preferred Stock by mailing or causing to be mailed a notice of such special meeting to such holders not less than 10 nor more than 45 days after the date such notice is given.
If the Corporation does not call or cause to be called such a special meeting, it may be called by any of such holders on like notice. The record date for determining the holders of Defaulted Voting Parity
Preferred Stock entitled to notice of and to vote at such meeting shall be the close of business on the Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of stockholders held during a Voting Period at which directors are to be elected, removed or replaced, the holders of Defaulted Voting Parity Preferred Stock, voting together as a single class (to the exclusion of the holders of all other securities, series and classes of capital stock of the Corporation), voting by a majority of the votes of shares present in person or by proxy, shall be entitled to elect two directors. In regard to such elections, holders of shares of Defaulted Voting Parity Preferred Stock shall be entitled to one or more votes and/or a fractional vote on the basis of one vote for each $100,000 of liquidation preference (excluding amounts in respect of accumulated and unpaid dividends) attributable to such shares. Cumulative voting in such elections shall not be permitted. Shares of Defaulted Voting Parity
Preferred Stock then outstanding, present in person or represented by proxy, representing one-third of the votes of the Defaulted Voting Parity Preferred Stock, will constitute a quorum for the election of directors.
Notice of all meetings at which holders of Defaulted
Voting Parity Preferred Stock of any series shall be entitled to vote will be given to such holders at their addresses as they appear on the Stock Books. At any such meeting or adjournment thereof in the absence of a quorum, holders of shares of Defaulted Voting Parity
Preferred Stock representing a majority of the votes present in person or represented by proxy shall have the power to adjourn the meeting for the election of directors without notice, other than an announcement at the meeting, until a quorum is present. If any Voting
Period shall terminate after the notice of special meeting provided for in this paragraph 6(d)(i) has been given but before the special meeting shall have been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed to the holders of Defaulted Voting Parity Preferred Stock a notice of cancellation of such special meeting.

              (ii) The term of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of Defaulted Voting
Parity Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by such holders of the two additional directors.

              (iii) Simultaneously with the expiration of a Voting Period for all classes and series of Defaulted
Voting Parity Preferred Stock, the term of office of the directors elected by the holders of Defaulted
Voting Parity Preferred Stock shall terminate, the other persons who shall have been elected by the holders of stock of the Corporation (or by the Board of Directors prior to the beginning of the Voting Period) and who are incumbent shall constitute the directors of the Corporation, and the voting rights of the holders of Voting Parity Preferred Stock to elect directors shall cease.

              (iv) For so long as a Voting Period
continues, the directors elected at any time by the holders of Defaulted Voting Parity Preferred Stock may be removed without cause by, and shall not be removed without cause except by, the vote of the holders of record of the outstanding shares of Defaulted Voting
Parity Preferred Stock at any subsequent time, voting together as a single class without regard to class or series, at a meeting of the stockholders, or of the holders of shares of Defaulted Voting Parity Preferred
Stock, called for such purpose. So long as a Voting
Period continues, (A) any vacancy in the office of a director elected by the holders of Defaulted Voting
Parity Preferred Stock may be filled (except as provided in the following clause (B)) by the person appointed by an instrument in writing signed by the remaining director elected by the holders of Defaulted
Voting Parity Preferred Stock and filed with the Corporation or, in the event there is no remaining director elected by the holders of Defaulted Voting
Parity Preferred Stock, by vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred
Stock, voting together as a single class without regard to class or series, at a meeting of the stockholders or at a meeting of the then holders of shares of Defaulted
Voting Parity Preferred Stock called for such purpose, and (B) in the case of the removal of any director elected by the holders of Defaulted Voting Parity
Preferred Stock, the vacancy may be filled by the person elected by the vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred
    Stock, voting together as a single class without regard to class or series, at the same meeting at which such removal shall be voted or at any subsequent meeting.

             (e) Additional Vote. If any matter (excluding the election, removal or replacement of directors) requires the consent or affirmative vote of shares of any series of STRAPS, of all series of STRAPS, or of all Preferred Stock of the Corporation, whether pursuant to the provisions of such series, all such series or such Preferred Stock or pursuant to the provisions of the Articles of Redomestication of the Corporation or pursuant to applicable law, and if any shares of any series of STRAPS entitled to vote are held by the Corporation or by any of its Affiliates, then the following additional consent or vote will be required: the same consent or affirmative vote of shares otherwise required, except that shares of STRAPS held by the Corporation and/or its Affiliates shall be deemed not to be outstanding for purposes of such additional consent or vote: provided, such additional consent or vote will not be applicable if all outstanding shares of the STRAPS of such series (in the case of a class vote of such series) or of all series
    STRAPS (in the case of a vote of all series of STRAPS) are held by the Corporation and/or its Affiliates.













238850.3

                                                        Exhibit 2

         Great-West Life & Annuity Insurance Company hereby amends parts of ARTICLE IX of its Articles of Redomestication as follows:

         1. Article IX, Section A, paragraph 3 is hereby amended to read in its entirety as follows:

             3. Dividend and Liquidation Preference as between the Common Stock and the Preferred Stock. For so long as any shares of Preferred Stock are outstanding, the corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than any dividend or distribution payable solely in shares of Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends and liquidation) in respect of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, unless (i) full cumulative dividends on all shares of Preferred Stock as to which dividends are cumulative for all past dividend periods have been (a) paid or (b) declared and a sum sufficient irrevocably deposited with the paying agent for the payment of such dividends, and (ii) the corporation has redeemed the full number of shares of Preferred Stock, if any, it is then obligated to redeem in accordance with the terms of any series of Preferred Stock as fixed by the board of directors of the corporation in accordance with this Article IX.

         2. Article IX, Section B, paragraph 2 is hereby amended to read in its entirety as follows:

             2. No Dividend Preference Between Series of
    Preferred Stock. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared on the shares of each other series of Preferred Stock as to which dividends are cumulative through the most recent dividend payment date for each such other series. If at any time any accrued dividends on shares of any series of Preferred Stock as to which dividends are cumulative (a "cumulative series") have not been paid in full, then the corporation will, if paying any dividends on any shares of any cumulative series of

    Preferred Stock, pay dividends on shares of all cumulative series of Preferred Stock pro rata in proportion to the sums which would be payable on such cumulative series if all accrued but unpaid dividends, if any, through the most recent dividend payment date were declared and paid in full. Dividends on any series of Preferred Stock shall be cumulative only to the extent provided in the terms of that series .






















          0216633.01                     2

                                                          9/10/92

                                                        Exhibit 2

         Great-West Life & Annuity Insurance Company hereby amends parts of ARTICLE IX of its Articles of Redomestication as follows:

         1. Article IX, Section A, paragraph 3 is hereby amended to read in its entirety as follows:

             3. Dividend and Liquidation Preference as between the Common Stock and the Preferred Stock. For so long as any shares of Preferred Stock are outstanding, the corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than any dividend or distribution payable solely in shares of Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends and liquidation) in respect of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends or upon liquidation, unless (i) full cumulative dividends on all shares of Preferred Stock as to which dividends are cumulative for all past dividend periods have been (a) paid or (b) declared and a sum sufficient irrevocably deposited with the paying agent for the payment of such dividends, and (ii) the corporation has redeemed the full number of shares of Preferred Stock, if any, it is then obligated to redeem in accordance with the terms of any series of Preferred Stock as fixed by the board of directors of the corporation in accordance with this Article IX.

         2. Article IX, Section B, paragraph 2 is hereby amended to read in its entirety as follows:

             2. No Dividend Preference Between Series of
    Preferred Stock. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared on the shares of each other series of Preferred Stock as to which dividends are cumulative through the most recent dividend payment date for each such other series of Preferred Stock as to which dividends are cumulative (a "cumulative series") have not been paid in full, then the corporation will, if paying any dividends on any shares of any cumulative series of

    Preferred Stock, pay dividends on shares of all cumulative series of Preferred Stock pro rata in proportion to the sums which would be payable on such cumulative series if all accrued but unpaid dividends, if any, through the most recent dividend payment date were declared and paid in full. Dividends on any series of Preferred Stock shall be cumulative only to the extent provided in the terms of that series.






















0216633.

                     STATEMENT OF RESOLUTION
              ESTABLISHING SERIES E PREFERRED STOCK

          Pursuant to Section 7-4-102 of the Colorado Corporation Code, Great-West Life & Annuity Insurance Company, a Colorado corporation (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating one series of preferred stock and fixing and determining the relative rights and preferences thereof.

         1. The name of the Corporation is Great-West Life &
Annuity Insurance Company.

          2. On September 15, 1992, the following resolution establishing and designating one series of shares of the Corporation's preferred stock was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred upon the Board by the Corporation's Articles of Redomestication:

                   RESOLVED, that the Board of Directors
         hereby creates and establishes a series of Non-Cumulative Perpetual Preferred Stock,
         Series E, in accordance with the terms set forth in Exhibit A attached hereto [a copy of which is attached to this Statement of Resolution and is incorporated herein by this reference], and authorizes the officers of the Corporation to file this resolution with the Colorado Secretary of State in accordance with the Colorado Corporation Code.

   Dated: September 15, 1992  GREAT-WEST LIFE & ANNUITY
                                 INSURANCE COMPANY

                             By:
                                 William T. McCallum, President
                                  and Chief Executive Officer

                              BY:
                                 D. Craig Lennox, Senior Vice
                                   President, General Counsel
                                   and Secretary




238830 .

STATE OF COLORADO )
                 ) ss.
CoUNTY OF ARAPAHOE)

           Before me, Florence A. Aston, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Statement of Resolution Establishing Series E Preferred Stock as his voluntary act and deed, and that the facts contained therein are true.

           In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.


                              Notary Public

My commission expires: 4/26/93





STATE OF COLORADO )
               ) ss.
COUNTY OF ARAPAHOE)


           Before me, Florence A. Aston, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Statement of Resolution Establishing Series E Preferred Stock as his voluntary act and deed, and that the facts contained therein are true.

           In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.


                                   Notary Public

My commission expires: 4/26/93




238830.

                            EXHIBIT A
                STATEMENT OF RESOLUTION ESTABLISHING
                    A SERIES OF PREFERRED STOCK

           GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    PREFERRED STOCK, SERIES E
         RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

         The Board of Directors of Great-West Life & Annuity Insurance Company (the "Corporation") hereby creates a fifth series of Preferred Stock, designated as the Non-Cumulative Perpetual Preferred Stock, Series E (hereinafter referred to as the "Series E Preferred Stock") consisting of 2,000,000 shares of Preferred Stock The Series E Preferred Stock shall be subject to and governed by the provisions of the Articles of Redomestication of the Corporation as amended from time to time in accordance with applicable law (including, but not limited to, the provisions of the Articles of Redomestication concerning dividend and liquidation preferences) and shall, in addition to the rights, privileges, restrictions and conditions stated in such Articles of Redomestication for the Preferred Stock as a class, have the following rights, privileges, restrictions and conditions

                           ARTICLE 1

                 INTERPRETATION AND APPLICATION

1.1       Definitions

    (a) "Affiliate," as used herein, means any entity other than the Corporation (i) which owns beneficially, directly or indirectly 10% or more of the outstanding shares of the Common Stock, (ii) which is in control of the Corporation, as "control" is defined under
         Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R.
         Section 230.405, as in effect on the date of this Statement,
         (iii) of which 10% or more of the outstanding shares of common stock, or in which a 10% or greater general partnership or joint venture interest, is owned beneficially, directly or indirectly, by any entity described in clause (i) or (ii) above, or (iv) which controlled by any entity described in clause (i) or
         (ii) above, as "controlled by" is defined under such
         Section 230.405

     (b) "Common Stock" shall mean the shares of common stock, par value $1.00, in the capital of the Corporation;

     (c) "Corporation's Conversion Notice" shall have the meaning ascribed thereto in subsection 3.2(b) hereof;

     (d) "Conversion Number" shall mean the number of shares of Common Stock which are to be issued on a conversion of one share of the Series E Preferred Stock, which shall be either the Negotiated Conversion Number or the Formula Conversion Number:

     (e) "Formula Conversion Number" shall mean the number of shares of Common Stock used in connection with the conversion of Series E Preferred Stock into Common Stock determined in accordance with the provisions of section 4.6 hereof;

     (f) "Holder's Conversion Notice" shall have the meaning ascribed thereto in subsection 4.2(a) hereof; and

     (g) "Negotiated Conversion Number" shall mean that number of shares of Common Stock used in connection with the conversion of Series E Preferred Stock into Common Stock determined in accordance with the provisions of section 4.5 hereof.

1.2      Regulatory Approvals

         Notwithstanding anything to the contrary contained herein, the Corporation shall not redeem, purchase for cancellation or otherwise retire, reduce or make any return of capital in respect of any Series E Preferred Stock or exercise its option to convert the Series E Preferred Stock into shares of common stock or modify the rights, privileges, restrictions or conditions of the Series E Preferred Stock unless the same is in accordance with the Colorado law and all the necessary or appropriate consents of the Colorado Insurance Division and other regulatory authorities having jurisdiction have been obtained prior thereto.

                             ARTICLE 2

                             DIVIDENDS

2.1       Dividend Payment Dates and Dividend Periods

          The dividend payment dates (the "Dividend Payment Dates") in respect of the dividends payable on the Series E Preferred Stock shall be the last day of each of the months of March, June, September and December in each year. A Dividend Period shall mean the period from and including the date of issue of the Series E Preferred Stock to but excluding the first Dividend Payment Date and, thereafter, the period from and including each Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

2.2     Payment of Dividends

         The holders of Series E Preferred Stock shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation, out of moneys of the Corporation properly applicable to the payment of dividends, non-cumulative cash dividends (the "Quarterly Dividends") payable, with respect to each Dividend Period, on the Dividend Payment Date immediately following the end of such Dividend Period, the first of such dividends to be payable on December 31, 1992 and to be in an amount per share determined in accordance with section 2.3 hereof. For all subsequent Dividend Periods, dividends, subject to section 2.3 hereof, as and when declared by the board of directors of the Corporation, out of moneys of the Corporation properly applicable to the payment of dividends, shall be paid in an amount per share of Series E Preferred Stock equal to $0.39188.

2.3     Dividend for other than a Full Dividend Period

         The holders of Series E Preferred Stock shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors, out of moneys of the Corporation properly applicable to the payment of dividends, non-cumulative cash dividends for any period which is less than a full Dividend Period as follows:

     (a) an initial dividend per share in respect of the period from and including the date of the initial issue of the Series E Preferred Stock to but excluding December 31, 1992 (the "Initial Dividend Period") equal to $0.57976; and

     (b) a dividend in an amount per share with respect to any Series E Preferred Stock:

          (i) which is issued, redeemed or purchased by the Corporation or converted during any Dividend
               Period; or

         (ii) where the assets of the Corporation are distributed in the liquidation, dissolution or winding up of the Corporation to the holders of the Series E Preferred Stock with an effective date during any Dividend Period;

          equal to the amount obtained (rounded to five decimal places) when $1.5675 is multiplied by a fraction of which the numerator is the number of days in such

         Dividend Period that such share has been outstanding (excluding the date of issue, redemption, purchase or conversion or the effective date for the distribution of assets) and the denominator of which is the number of days in the year in which such Dividend Period falls.

2.4      Payment Procedure

         The Corporation shall pay the dividends on the Series E Preferred Stock to the holders of record thereof at the close of business on the second business day immediately preceding the relevant Dividend Payment Date (less any tax required to be deducted or withheld by the Corporation) by check drawn on a bank or trust company and payable in lawful money of the United States at any branch of such bank or trust company in the United States. The delivery or mailing of any check to a holder of Series E Preferred Stock shall be a full and complete discharge of the Corporation's obligation to pay the dividends to such holder (plus any tax required to be and in fact deducted and withheld therefrom and remitted to the proper taxing authority) unless such check is not honored when presented for payment. Dividends which are represented by a check which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of two years from the date on which they were declared to be payable may be reclaimed (including without limitation by cancellation of any check) and after such reclaiming the holders of Series E Preferred Stock entitled to the funds so reclaimed shall look only to the Corporation for such payment, without interest.

                            ARTICLE 3

               REDEMPTION, CONVERSION AND PURCHASE


3.1      General

      (a) Subject to the Articles of Redomestication and to the extent permitted by applicable law, the Series E
          Preferred Stock may be redeemed, converted or purchased by the Corporation as provided in this Article 3 and
          Article 4 but not otherwise.

      (b) For the purposes hereof, the Common Stock of the Corporation (the "Common Stock") shall mean (i) such common stock as currently constituted and (ii) any shares attributable to such common stock and resulting from a reclassification of the common stock of the Corporation or from a capital reorganization of the Corporation or a consolidation or merger of the Corporation with or into any other corporation (other than a capital reorganization, consolidation or merger which does not result in any reclassification of the common stock or a change of the common stock into other stock, shares or securities).

3.2      Redemption and Conversion Rights

    (a) The Series E Preferred Stock shall not be redeemable prior to April 1, 1999. The Corporation may, upon giving notice as hereinafter provided, redeem on or after April 1, 1999 at any time the whole or from time to time any part of the then outstanding Series E Preferred Stock, by the payment of an amount in cash for each share of Series E Preferred Stock so redeemed equal to the sum of $20.90 plus an amount equal to all declared and unpaid dividends thereon up to but excluding the date fixed for redemption (the "Redemption Price").

    (b) The Series E Preferred Stock shall not be convertible at the option of the Corporation prior to April 1, 1999. Subject to compliance with the rights, privileges, restrictions and conditions of the Common Stock and receipt of any required regulatory approval, the Corporation may, by giving notice as hereinafter provided (the "Corporation's Conversion Notice"), convert the whole or from time to time any part of the then outstanding Series E Preferred Stock into fully paid and non-assessable shares of Common Stock on the basis that the Series E Preferred Stock of each holder called for conversion by the Corporation will be converted into (subject to that exception as to fractions contained in section 3.7 hereof) that number (the "Conversion Number") of shares of Common Stock determined pursuant to Article 4 and that the Formula Conversion Number as provided in section 4.6 shall be used for this purpose.

    (c) If less than all of the outstanding Series E Preferred Stock are to be redeemed or converted, the shares to be redeemed or converted shall be selected by lot, pro rata (disregarding fractions) or in such other manner as the board of directors or a committee thereof in its sole discretion shall by resolution determine.

3.3      Manner of Redemption or Conversion

    (a) Notice of redemption or conversion of Series E Preferred Stock shall be given by the Corporation not less than 25 nor more than 60 calendar days prior to the date fixed for redemption and not less than 35 nor more than 60 calendar days prior to the date fixed for

                                -5
    conversion, to each holder of Series E Preferred Stock to be redeemed or converted, as the case may be. Such notice shall set out (i) the date (the "Redemption
    Date" or the "Conversion Date", as the case may be) on which the redemption or conversion is to take place;
    (ii) unless all the Series E Preferred Stock held by the holder to whom it is addressed is to be redeemed or converted, the number of shares of Series E Preferred
    Stock so held which are to be redeemed or converted;
    (iii) whether the Corporation shall redeem or convert such Series E Preferred stock; (iv) the Redemption
    Price or the method of determining the Conversion
    Number, as the case may be; and (v) where the Series E
    Preferred Stock is to be converted into Common Stock, the advice that such Common Stock will be registered in the name of the registered holder of the Series E
    Preferred Stock to be converted unless the Corporation receives from such holder, on or before the tenth calendar day prior to the Conversion Date (the
    "Transferee Notice Date"), at the head office of the Corporation, written notice in a form and executed in a manner satisfactory to the Corporation directing the Corporation to register such Common Stock in some other name or names (the "Transferee") and stating the name or names (with addresses) accompanied by payment to the Corporation of any transfer tax that may be payable by reason thereof and a written declaration of such matters as may be required by law in order to determine the entitlement of such Transferee to hold such Common
    Stock.

(b) In the case of a redemption, on and after the Redemption Date the Corporation shall pay or cause to be paid to the holders of the Series E Preferred Stock so called for redemption the Redemption Price therefor on presentation and delivery at the head office of the Corporation or such other place or places in the United
    States designated in the notice referred to in subsection 3.3(a), of the certificate or certificates representing the Series E Preferred Stock so called for redemption. Such payment shall be made by check and shall be a full and complete discharge of the Corporation's obligation to pay the Redemption Price owed to the holders of Series E Preferred Stock so called for redemption unless the check is not honored when presented for payment. From and after the Redemption Date, the holders of Series E Preferred
    Stock called for redemption shall cease to be entitled to dividends or to exercise any of the rights of holders of Series E Preferred Stock in respect of such shares except the right to receive therefor the Redemption Price, provided that if payment of such

                           -6

    Redemption Price is not duly made in accordance with the provisions hereof, then the rights of such holders shall remain unimpaired.

(c) In the case of a redemption, the Corporation shall have the right at any time after mailing a notice of redemp-tion to deposit irrevocably (subject to the repayment right set forth below in this subsection) the aggregate
    Redemption Price of the Series E Preferred Stock thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the holders entitled thereto, in a special account with a bank or trust company designated by the Corporation for the holders of such shares, and upon such deposit being made or upon the date fixed for redemption, whichever is the later, the Series E Preferred Stock in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each holder thereof shall be limited to receiving, without interest, his proportionate part of the Redemption
    Price so deposited upon presentation and surrender of the certificates representing the Series E Preferred
    Stock so redeemed. Any interest on any such deposit shall belong to the Corporation. Redemption moneys which remain unclaimed for a period of two years from the Redemption Date shall be repaid to the Corporation, and after such repayment, the holders of Series E
    Preferred Stock entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

 d) In the case of a conversion of Series E Preferred Stock into Common Stock, on and after the Conversion Date the Corporation shall deliver the Conversion Number of Common Stock on presentation and delivery by the holders at the head office of the Corporation or such other place or places in the United States designated in the notice referred to in subsection 3.3(a), of the certificate or certificates representing the Series E
    Preferred Stock so called for conversion. The
    Corporation shall deliver or cause to be delivered certificates representing such Common Stock registered in the name of the holders of Series E Preferred Stock to be converted, or as such holders shall have directed as aforesaid. Series E Preferred Stock so converted shall be converted effective on the Conversion Date.
    From and after the Conversion Date, the holders of Series E Preferred stock so converted who have not presented and delivered the certificate or certificates representing such shares as herein required shall cease to be entitled to dividends on such Series E Preferred
    Stock or to exercise any of the rights of holders of

         Series E Preferred Stock in respect of such shares except the right to receive a certificate for the Conversion Number of Common Stock and any payment with respect to a fraction of a share of Series E Preferred Stock.

    (e) If less than all the Series E Preferred Stock represented by any certificate shall be redeemed or converted, a new certificate for the balance shall be issued without cost to the holder.

3.4     Purchase

         The Corporation may purchase at any time all or from time to time any part of the outstanding Series E Preferred Stock in the open market (including purchases through or from an investment dealer or firm holding membership on a stock exchange) or pursuant to tenders received by the Corporation upon an invitation for tenders addressed to all holders of the Series E Preferred Stock, at a price per share in each case not exceeding the applicable Redemption Price at the time of purchase plus costs of purchase. If upon any invitation for tenders the Corporation receives tenders for Series E Preferred Stock at the same price in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the shares to be purchased shall be selected from the shares offered at such price as nearly as may be pro rata (to the nearest 10 shares) according to the number of shares of Series E Preferred Stock offered in each such tender, in such manner as the board of directors or a committee thereof in its sole discretion shall by resolution determine. If part only of the Series E Preferred Stock represented by any certificate shall be issued without cost to the holder.

3.5       Conversion into Another Series of Preferred Stock

          To the extent permitted by applicable law and the Articles of Redomestication and by-laws of the corporation, and with any required approval of the Colorado Insurance Division, the Corporation may at any time on or after September 30, 1997, designate a further series of preferred stock of the same class as the Series E Preferred Stock which qualifies as regulatory capital for Canadian insurance law purposes (the "New Preferred Stock") and notify the holders of Series E Preferred Stock that they have the right pursuant to the terms of the Series E Preferred Stock, at their option, to convert their Series E Preferred Stock into fully paid and non-assessable New Preferred Stock on a share for share basis on a date specified by the Corporation in such notice (the "Exchange Date"). Such notice shall provide the details of the terms and conditions of the New Preferred Stock and instructions on how to convert Series E

Preferred Stock into New Preferred Stock and shall be accompanied by the proper form of instrument of surrender.

3.6      Manner of Conversion into Another
         Series of Preferred Stock

          Series E Preferred Stock may be converted by the holder of such shares tendering to the Corporation on or prior to the Exchange Date the certificate or certificates representing the Series E Preferred Stock to be so converted accompanied by a written instrument of surrender in form satisfactory to the Corporation and duly executed by the registered holder of the Series E Preferred Stock represented by the certificate or certificates so surrendered in which instrument the holder may elect to convert all or a portion of the Series E Preferred Stock represented by such certificate or certificates into New Preferred Stock.

          The Corporation shall, on presentation and delivery at the head office of the Corporation or such other place or places in the United States as the Corporation may agree of the certificate or certificates representing the Series E Preferred Stock to be converted, issue and deliver or cause to be delivered as soon as is reasonably practicable after the Exchange Date a certificate or certificates representing the New Preferred Stock into which such Series E Preferred Stock have been converted. Such certificate or certificates shall be registered in the name of the holder of the Series E Preferred Stock so converted or in such name or names as the holder may specify in the written instrument accompanying the Series E Preferred Stock to be converted. The Series E Preferred Stock so converted shall be converted, and the holder thereof shall become a holder of record of New Preferred Stock, effective on the Exchange Date. The provisions of subsection 3.3(e) shall apply, mutatis mutandis, in the event of a conversion into New Preferred Stock of less than all of the Series E Preferred Stock represented by a particular share certificate.

3.7       Avoidance of Fractional Shares

          In any case where a fraction of a share of Common Stock would otherwise be issuable on conversion of one or more shares of Series E Preferred Stock, the Corporation shall adjust such fractional interest by payment by check in an amount equal to the value of such fractional interest computed on the basis of $20.90 divided by the Conversion Number determined in respect of the relevant Conversion Date.

                           ARTICLE 4

                   HOLDER'S CONVERSION RIGHT

4.1     Conversion Right

         Subject to the option of the Corporation in section 4.3 hereof and to the provisions of section 1.2 hereof, each share of Series E Preferred Stock shall, on and after September 30, 1993, at the option of the holder, be convertible on the last day of March, June, September and December in each year (a "permitted conversion date") into (subject to the exception as to fractions contained in section 4.4) that number of shares of fully paid and non-assessable Common Stock as is equal to the Conversion Number. The holder of Series E Preferred Stock to be converted is entitled to receive any dividend which has been declared and is payable on the date of such conversion.

         Not less than 90 nor more than 120 calendar days prior to September 30, 1999, the Corporation shall give to the registered holders of the Series E Preferred Stock notice of the conversion right containing instructions to such holders as to the method by which such conversion right may be exercised, as set out in section 4.2. However, a failure to give such notice shall not affect the conversion rights of the Series E Preferred Stock.

4.2      Manner of Conversion

     (a) Series E Preferred Stock may be converted by the holder of such shares tendering to the Corporation not less than 55 calendar days prior to the date (which must be a permitted conversion date) fixed for conversion by such holder the certificate or certificates for the Series E Preferred Stock to be converted with the notice of conversion on the reverse side thereof (the "Holder's Conversion Notice") duly completed. Subject to section 4.3 and to the right to accept an offer to convert Series E Preferred Stock into New Preferred Stock under section 3.5, such Conversion Notice shall be irrevocable and shall set out:

          (i) the date (the "Conversion Date") on which the conversion is to take place;

         (ii) unless all the Series E Preferred Stock held by the holder by whom such notice is given is to be converted, the number of shares of Series E
               Preferred Stock so held which are to be converted:
               and

       (iii) an acknowledgement that the Common Stock into which the Series E Preferred Stock is to be converted is to be registered in the name of the registered holder of the Series E Preferred Stock to be converted unless such holder, on or before the tenth calendar day prior to the Conversion Date (the "Transferee Notice Date") provides to the Corporation written notice in the form and executed in a manner satisfactory to the Corporation directing the Corporation to register such Common Stock in some other name or names (the "Transferee") and stating the name or names (with addresses) accompanied by payment to the Corporation of any transfer tax that may be payable by reason thereof and a written declaration of any matters as may be required by law in order to determine the entitlement of such Transferee to hold such common Stock.

          (b) Subject to section 4.3 hereof, the Corporation shall, on presentation and delivery at the head office of the corporation or such other place or places in the United States as the Corporation may agree of the certificate or certificates representing the Series E Preferred Stock so surrendered for conversion, issue and deliver or cause to be delivered certifi-cates representing the number of whole shares of Common Stock into which such Series E Preferred Stock is to be converted, registered in the name of the holder of the Series E Preferred Stock to be converted, or as such holder shall have directed as aforesaid, as the case may be, on the Conversion Date. The
Series E Preferred Stock so converted shall be converted, and the holder thereof shall become a holder of Common Stock of record, effective on the Conversion Date.

          (c) If less than all the Series E Preferred Stock represented by any certificate shall be converted, a new certificate for the balance shall be issued without cost to the holder.

4.3       Option of the Corporation

          Prior to any Conversion Date, the Corporation may, by notice given not less than 35 calendar days before such Conversion Date to all holders who have given a Conversion
Notice,

      (a) redeem on the Conversion Date all but not less than all of the Series E Preferred Stock forming the subject matter of the applicable Conversion Notice at the Redemption Price provided for in Article 3 hereof; or

    (b) request such holders to sell on the Conversion Date such Series E Preferred Stock to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase all but not less than all of such Series E Preferred Stock at a price equal to the Redemption Price is or are found by the Corporation and such holders shall sell such Series E Preferred Stock at a price equal to the Redemption Price to such purchaser or purchasers.

Any such redemption or purchase shall be made on the Conversion Date by mailing a check of the Corporation or the Corporation's causing such purchaser to mail a check (as the case may be) in an amount equal to the Redemption Price to the holder of the Series E Preferred Stock entitled thereto. The provisions of subsection 3.3(e) shall apply, mutatis mutandis, in the event of a redemption or purchase of less than all the Series E Preferred Stock represented by a particular share certificate. The
Series E Preferred Stock so purchased or redeemed shall not be converted on the Conversion Date. In the event that for any reason the redemption or purchase provided for in this section is not effected in respect of a share or shares of Series E Preferred Stock on the Conversion Date, the option of the Corporation in respect of such Series E Preferred Stock shall lapse and such Series E Preferred Stock shall be deemed to have been converted on the Conversion Date.

4.4     Avoidance of Fractional Shares

         In any case where a fraction of a share of Common Stock would otherwise be issuable on conversion of one or more shares of Series E Preferred Stock under this Article 4, the Corporation shall adjust such fractional interest by the payment by check in an amount equal to the value of such fractional interest computed on the basis of $20.90 divided by the Conversion Number deter-mined in respect of the relevant Conversion Date.

4.5      Negotiated Conversion Number

    (a) No later than 10 days following the receipt of a Holder's Conversion Notice, the Corporation may notify the holders of the Series E Preferred Stock, or such holders as have delivered a Holder's Conversion Notice, of a proposed Conversion Number in connection with the conversion of the Series E Preferred Stock into Common Stock. Such notification to holders shall also:

          (i) specify a date by which each holder must notify the Corporation in writing of its acceptance of the proposed Conversion Number, if such holder intends to accept such number, which date shall be at least 25 days prior to the Conversion Date, and

                              -12

               (ii) specify that the proposed Conversion Number shall
                      become effective for the purposes of
determining
                      the number of Common Stock to be issued upon the
                      conversion of the Series E Preferred Stock only if
                      all of the holders of Series E Preferred
Stock who
                      have delivered a Holder's Conversion Notice accept
                      such number.

            (b) If, by the time prescribed in clause (a)(i), all of the holders of Series E Preferred Stock who have delivered
                 a Holder's Conversion Notice have accepted the proposed
                 Conversion Number, as evidenced by notice in writing to
                 the Corporation, and at least 20 days prior to the Conversion Date the Corporation has notified all of
                 such holders that each of them has agreed with the Corporation as to such number, then such
Conversion
                 Number (the "Negotiated Conversion Number") shall apply
                 for the purposes of determining the number of shares of
                 Common Stock to be issued upon the conversion of the
                 Series E Preferred Stock in respect of the Holder's
                 Conversion Notice then outstanding in accordance with
                 the provisions of section 4.7 hereof.

4.6              Formula Conversion Number

            (a) Subject to the provisions of subsection (b) hereof, the
                 Corporation shall determine a Conversion Number
(the
                 "Formula Conversion Number") which shall be equal to
                 the quotient obtained when (i) an amount equal to the
                 total assets minus all preferred stock minus undistributed participating policyholder earnings as
                 shown on the Corporation's balance sheet as at the end
                 of the most recently completed calendar quarter, prepared in accordance with U.S. generally accepted
                 accounting principles as in effect at the time of determination and applicable to the Corporation, is
                 divided by (ii) the number of shares of Common
Stock
                 outstanding, on a fully diluted basis (excluding any
                 shares issuable upon conversion of the Series E Preferred Stock), at such quarter-end.

            (b) In the event that the Corporation proposes to utilize
                 the Formula Conversion Number, it shall so notify all
                 of the holders of Series E Preferred Stock (in the case
                 of the issuance of a Corporation's Conversion
Notice)
                 or each holder of Series E Preferred Stock who has submitted a Holder's Conversion Notice, not less than 5
                 days prior to the Conversion Date, that the Corporation
                 intends to use the Formula Conversion Number in respect
                 of such Conversion Date and notifying such holders of
                 the basis upon which such Number has been determined.
                 The Corporation will, if requested by any holder of

                                       -13

                 Series E Preferred Stock converting the same into Common Stock, provide such holder with a letter from
                 the auditors of the Corporation stating that: (i) if
                 the above-referenced quarter-end is not also the end of
                 a fiscal year of the Corporation, (A) on the basis of a
                 review of such unaudited quarter-end financial state-
                 ments, nothing has come to the attention of the auditors that cause them to believe that the unaudited
                 financial statements for the completed quarter referenced above are not in conformity with generally
                 accepted accounting principles, and (B) in using the
                 numbers contained in such unaudited quarter-end financial statements and information provided by the
                 Corporation's management, the auditors have recalculated the Financial Conversion Number and found
                 it to be accurate or (ii) if the above-referenced quarter is the end of a fiscal year of the
Corporation,
                 (A) the auditors indicate that they have issued their
                 opinion on the audited financial statement for such
                 fiscal year and (B) in using the numbers contained in
                 such audited financial statements and information provided by the Corporation's management, the auditors
                 have recalculated the Financial Conversion Number and
                 found it to be accurate.

4.7    Conversion Ratio

       Each share of Series E Preferred Stock shall be convertible into that number of shares of Common Stock which is
       equal to the Conversion Number, with the result of such calculation being rounded down to the nearest share of
Common
       Stock. For these purposes, the Conversion Number shall be the
       Negotiated Conversion Number agreed to in accordance with the provisions of section 4.5 hereof with respect to shares of Series E Preferred Stock subject to a Holder's Conversion
Notice
       or, if no such number be agreed upon, the Formula Conversion Number determined pursuant to the provisions of section 4.6 hereof.

4.8   Reservation of Shares

       The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized
       Common Stock, for the purpose of effecting the conversion of shares of Series E Preferred Stock, at least the full number of
       shares of Common Stock then deliverable upon conversion of all shares of Series E Preferred Stock then outstanding on the basis of the Formula Conversion Number.

4.9   Governmental Approvals

                                      -14

         If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series E Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                           ARTICLE 5

                          VOTING RIGHTS

5.1     No Voting

         Except as required by law and except as otherwise provided herein or in the Corporation's Articles of Redomestication, the holders of Series E Preferred Stock shall have no voting rights and shall not be entitled as such to receive notice of or to attend any meeting of shareholders of the Corporation.

5.2      Default in Dividend

    (a) The shares of Series E Preferred Stock are intended to be "Voting Parity Preferred Stock" as that term is used in the Voting Rights of Stated Rate Auction Preferred Stock, Series A through Series D, of the Corporation (the "STRAPS"). During any period (a "Voting Period") when a "Default in Preferred Dividends" (as hereinafter defined) shall exist on the shares of Series E Preferred Stock, or any class or series of preferred stock ranking on a parity with the shares of Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation and the terms of which expressly provide that such shares are "Voting Parity Preferred Stock" within the meaning of this paragraph or the terms of the STRAPS and voting rights thereunder are then exercisable (all such shares, and all shares of Series E Preferred Stock, being hereinafter referred to collectively as the "Voting Parity Preferred Stock"), the authorized number of members of the Board of Directors shall automatically be increased by two. The two vacancies so created shall be filled by the vote of the holders of the "Defaulted Voting Parity Preferred Stock" as hereinbelow defined, voting together as a single class without regard to class or series, to the exclusion of the holders of the Common Stock of the Corporation and any other class or series of stock other than such shares of Defaulted Voting Parity Preferred Stock. A

                                -15

    "Default in Preferred Dividends" means any default or event specified in the terms of any class of preferred stock or series of preferred stock by reason of which the holders of such preferred stock are entitled to elect directors of the Corporation. A "Default in Preferred Dividends" with respect to Series E Preferred
    Stock shall be deemed to have occurred whenever the Corporation fails to declare and pay the whole amount of Quarterly Dividend for any Dividend Period on or before the last day of such Dividend Period, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, the Corporation declares and pays the full amount of Quarterly Dividend for a Dividend Period. At such time as the Corporation may again fail to declare the full amount of any Quarterly Dividend upon any Series E Preferred Stock for any Dividend Period, a "Default in Preferred
    Dividends" shall again have occurred. "Defaulted
    Voting Parity Preferred Stock" at any time shall mean those classes and series of Voting Parity Preferred
    Stock in respect of which, at or prior to such time, a Default in Preferred Dividends has occurred and of which the holders are entitled at that time by the terms of such Voting Parity Preferred Stock to elect directors of the Corporation. Upon the termination of a Voting Period with respect to any class or series of Defaulted Voting Parity Preferred Stock, the voting rights described in this section 5.2 shall cease for such class or series of Defaulted Voting Parity
    Preferred Stock, subject always, however, to revesting of such voting rights in the holders of such Voting
    Parity Preferred Stock upon the further occurrence of a Default in Preferred Dividends. If any Voting Period shall have terminated before the holders of a class or series of Voting Parity Preferred Stock shall have exercised the voting rights provided in this section 5.2, the holders of such class or series of Voting Parity Preferred Stock shall be deemed not to have acquired such voting rights.

(b) If the holders of any class or series of Defaulted
    Voting Parity Preferred Stock (the "first Defaulted
    Voting Parity Preferred Stock") have elected one or more directors prior to the happening of the default or event permitting the holders of any other class or series of Defaulted Voting Parity Preferred Stock to elect directors, then the directors so previously elected will be deemed to have been elected by and on behalf of the holders of such other class or series of Defaulted Voting Parity Preferred Stock as well as the first Defaulted Voting Parity Preferred Stock, without prejudice to the right of the holders of such other

                          -16
     class or series to vote for directors if such previously elected directors shall resign, cease to serve or stand for reelection while the holders of such other class or series are entitled to vote. If the holders of any first Defaulted Voting Parity Preferred Stock are entitled to elect in excess of two directors, the holders of such other class or series shall not participate in the election of more than two such directors.



(c)  No shares of any Defaulted Voting Parity Preferred
     Stock held by the Corporation or any of the Corporation's Affiliates shall be voted, or counted in determining a quorum, for the election, removal or replacement of any director elected by any Defaulted
     Voting Parity Preferred Stock.

5.3  Voting Procedures

 (a) As soon as practicable after the commencement of a Voting Period, the Corporation shall call or cause to be called a special meeting of the holders of Defaulted Voting Parity Preferred Stock by mailing or causing to be mailed a notice of such special meeting to such holders not less than 10 nor more than 45 days after the date such notice is given. If the Corporation does not call or cause to be called such a special meeting, it may be called by any of such holders on like notice. The record date for determining the holders of Defaulted Voting Parity Preferred Stock entitled to notice of and to vote at such meeting shall be the close of business on the Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of stockholders held during a Voting Period at which directors are to be elected, removed or replaced, the holders of Defaulted Voting Parity Preferred Stock, voting together as a single class (to the exclusion of the holders of all other securities, series and classes of capital stock of the Corporation), voting by a majority of the votes of shares present in person or by proxy, shall be entitled to elect two directors. In regard to such elections, each holder of shares of Defaulted Voting Parity Preferred Stock shall be entitled to one or more votes and/or a fractional vote on the basis of one vote for each $100,000 of liquidation preference (excluding amounts in respect of accumulated and unpaid dividends) attributable to such shares. Cumulative voting in such elections shall not be permitted. Shares of Defaulted Voting Parity Preferred Stock then outstanding, present in person or represented by proxy, representing one-third of the votes of the Defaulted Voting Parity

    Preferred Stock, will constitute a quorum for the election of directors. Notice of all meetings at which holders of Defaulted Voting Parity Preferred Stock of any series shall be entitled to vote will be given to such holders at their addresses as they appear on the Stock Books. At any such meeting or adjournment thereof in the absence of a quorum, holders of shares of Defaulted Voting Parity Preferred Stock representing a majority of the votes present in person or represented by proxy shall have the power to adjourn the meeting for the election of directors without notice, other than an announcement at the meeting, until a quorum is present. If any Voting Period shall terminate after the notice of special meeting provided for in this section 5.3 has been given but before the special meeting shall have been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed to the holders of Defaulted
    Voting Parity Preferred Stock a notice of cancellation of such special meeting.

(b) The term of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of Defaulted Voting Parity Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by such holders of the two additional directors.

(c) Simultaneously with the expiration of a Voting Period for all classes and series of Defaulted Voting Parity
    Preferred Stock, the term of office of the directors elected by the holders of Defaulted Voting Parity
    Preferred Stock shall terminate, the other persons who shall have been elected by the holders of stock of the Corporation (or by the Board of Directors prior to the beginning of the Voting Period) and who are incumbent shall constitute the directors of the Corporation, and the voting rights of the holders of Voting Parity
    Preferred Stock to elect directors shall cease.

(d) For so long as a Voting Period continues, the directors elected at any time by the holders of Defaulted Voting
    Parity Preferred Stock may be removed without cause by, and shall not be removed without cause except by, the vote of the holders of record of the outstanding shares of Defaulted Voting Parity Preferred Stock at any subsequent time, voting together as a single class without regard to class or series, at a meeting of the stockholders, or of the holders of shares of Defaulted
    Voting Parity Preferred Stock, called for such purpose.
    So long as a Voting Period continues, (A) any vacancy in the office of a director elected by the holders of

                          -18

         Defaulted Voting Parity Preferred Stock may be filled (except as provided in the following clause (B)) by the person appointed by an instrument in writing signed by the remaining director elected by the holders of Defaulted Voting Parity Preferred Stock and filed with the Corporation or, in the event there is no remaining director elected by the holders of Defaulted Voting Parity Preferred Stock, by vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred Stock, voting together as a single class without regard to class or series, at a meeting of the stockholders or at a meeting of the then holders of shares of Defaulted Voting Parity Preferred Stock called for such purpose, and (B) in the case of the removal of any director elected by the holders of Defaulted Voting Parity Preferred Stock, the vacancy may be filled by the person elected by the vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred Stock, voting together as a single class without regard to class or series, at the same meeting at which such removal shall be voted or at any subsequent meeting.

5.4      Additional Vote

         If any matter (excluding the election, removal or replacement of directors) requires the consent or affirmative vote of shares of Series E Preferred Stock or of all Preferred Stock of the Corporation, whether pursuant to the provisions of such Series or such Preferred Stock or pursuant to the provisions of the Articles of Redomestication of the Corporation or pursuant to applicable law, and if any shares of Series E Preferred Stock entitled to vote are held by the Corporation or by any of its Affiliates, then the following additional consent or vote will be required: the same consent or affirmative vote of shares otherwise required, except that shares of Series E Preferred Stock held by the Corporation and/or its Affiliates shall be deemed not to be outstanding for purposes of such additional consent or vote; provided, such additional consent or vote will not be applicable if all outstanding shares of Series E Preferred Stock are held by the Corporation and/or its Affiliates.

                            ARTICLE 6

                           ISSUE PRICE

          The price or consideration for which each share of Series E Preferred Stock shall be issued is $20.90 and, upon payment of such price, each such share shall be issued as fully paid and non-assessable.

                           ARTICLE 7

                   NOTICE AND INTERPRETATION


7.1      Notices

     (a) Any notice, check, invitation for tenders or other Communication from the Corporation herein provided for shall be sufficiently given if delivered or if sent by first class unregistered mail, postage prepaid, to the holders of the Series E Preferred Stock at their respective addresses appearing on the books of the Corporation or, in the event of the address of any of such holders not so appearing, then at the last address of such holder known to the Corporation. Except for notices required by law, accidental failure to give such notice, invitation for tenders or other communica-tion to one or more holders of the Series E Preferred Stock shall-not affect the validity of the notices, invitations for tenders or other communications properly given or any action taken pursuant to such notice, invitation for tenders or other communication but, upon such failure being discovered, the notice, invitation for tenders or other communication, as the case may be, shall be sent forthwith to such holder or holders.

     (b) If any notice, check, invitation for tenders or other communication from the Corporation given to a holder of Series E Preferred Stock pursuant to paragraph (a) is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give or mail any further notices, checks, invita-tions for tenders or other communications, to such shareholder until another address for such shareholder is made known to the Corporation.

7.2      Interpretation

     (a) In the event that any day on which any dividend on the Series E Preferred Stock is payable or on or by which any other action is required to be taken hereunder is not a business day, then such dividend shall be payable or such other action shall be required to be taken on or before the next succeeding day that is a business day. A "business day" means a day other than a Saturday, a Sunday or any other day that is a legal holiday on which banking institutions in the place where the Corporation has its head office are closed.

                              -20

    (b) All references herein to a holder of Series E Preferred stock shall be interpreted as referring to a registered holder of the Series E Preferred Stock.

                            ARTICLE 8

                     CERTAIN MODIFICATIONS

          In addition to any other vote or consent of shareholders of the Corporation then required by applicable law or by the Articles of Redomestication of the Corporation, subject to any regulatory consents referred to in section 1.2 hereof, so long as any shares of Series E Preferred Stock remain outstanding, the Corporation shall not, without the prior approval of the holders of Series E Preferred Stock outstanding at that time, given in accordance with Article 9 below in person or by proxy, either in writing or at a meeting (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to Series E Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, dissolution or winding up of the Corporation, or reclassify any authorized stock of the Corporation into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, or (ii) amend, alter or repeal any of the provisions of the Corporation's Articles of Redomestication of the Corporation or this Statement of Designation so as to adversely affect any right, preference, privilege or voting power of Series E Preferred Stock: provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of any series of preferred stock or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to Series E Preferred Stock with regard to dividends, or upon liquidation, dissolution or winding up of the Corporation (which includes without limitation any shares of the same class of preferred stock as the Series E Preferred Stock, whether or not providing for cumulative dividends), shall not be deemed to adversely affect such rights, preferences, privileges or voting powers.

                            ARTICLE 9

           APPROVAL OF SERIES E PREFERRED STOCKHOLDERS

          When holders of Series E Preferred Stock are voting separately as a class, any approval of the holders of Series E Preferred Stock with respect to any and all matters referred to herein or of any other matters requiring the consent of the

                                -21
holders of the Series E Preferred Stock may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by the holders of a majority of the outstanding Series E Preferred Stock (or, if required at that time by applicable law, signed by all holders of the outstanding Series E Preferred Stock) or passed by the affirmative vote of a majority of the votes cast by the holders of Series E Preferred Stock who voted in respect of the resolution at a general meeting of the holders of the Series E Preferred Stock duly called for that purpose and held upon at least 10 days notice at which the holders of at least one-third of the outstanding Series E Preferred Stock (which shall constitute a quorum) are present in person or represented by proxy. The proxy rules applicable to the giving of notice of and the formalities to be observed in respect of the conduct of, any such meeting or any adjourned meeting shall be those from time to time prescribed by the Articles of Redomestication and by-laws of the Corporation with respect to meetings of the holders of Preferred Stock, or if not so prescribed, as required by the Colorado Corporation Code or by such other federal or state legislation as may be applicable in the circumstances. Subject to Article 5 hereof, on every vote taken at every meeting of holders of Series E Preferred Stock, each holder of Series E Preferred Stock entitled to vote thereat shall be entitled to one vote for each share of Series E Preferred Stock held.

                           ARTICLE 10

                      RIGHTS ON LIQUIDATION

          In the event of the liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series E Preferred Stock shall be entitled to receive, out of assets of the Corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution on the Common Stock or on any other class of stock ranking junior to the shares of Series E Preferred Stock upon liquidation, a liquidation distribution in the amount of S20.90 per share plus an amount equal to all dividends declared and unpaid on each share to the date of such distribution. Additional provisions regarding the preferences and rights of holders of Series E Preferred Stock to receive liquidating distributions are set forth in Article IX of the Articles of Redomestication of the Corporation. Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the consolidation or merger of the Corporation with or into any other entity, nor the merger or consolidation of any other entity with or into the Corporation, shall be deemed to be a liquidation, dissolution, or winding up

                                -22
of the affairs of the Corporation, either voluntary or involuntary, for purposes of this Article 10.

                         STATEMENT OF RESOLUTION

                    ESTABLISHING SERIES E PREFERRED STOCK


         Pursuant to Section 7-4-102 of the Colorado Corporation Code, Great-West Life & Annuity Insurance Company, a
Colorado
         corporation (the "Corporation"), hereby submits the following statement for the purpose of establishing and designating one series of preferred stock and fixing and determining the relative rights and preferences thereof.

         1. The name of the Corporation is Great-West Life &
         Annuity Insurance Company.

         2. On September 15, 1992, the following resolution establishing and designating one series of shares of the Corporation's preferred stock was duly adopted by the
Board of
         Directors of the Corporation pursuant to authority conferred upon the Board by the Corporation's Articles of
Redomestication:

                   RESOLVED, that the Board of Directors
                   hereby creates and establishes a series of Non-Cumulative Perpetual Preferred Stock, Series E, in accordance with the terms set forth in Exhibit A attached hereto [a copy of which is attached to this Statement of Resolution and is incorporated herein by this reference], and authorizes the officers of the Corporation to file this resolution with the Colorado Secretary of State in accordance with the Colorado Corporation Code.


         Dated: September 15, 1992           GREAT-WEST LIFE &
ANNUITY
                                   INSURANCE COMPANY


                                       By:
                                           William T. McCallum,
President
                                             and Chief Executive
Officer



                                       By:
                                           D. Craig Lennox, Senior
Vice
                                             President, General
Counsel
                                             and Secretary

STATE OF COLORADO  )
                   ) ss.
COUNTY OF ARAPAHOE )

          Before me, Florence A. Aston, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.


                         Notary Public


My commission expires: 4/26/93



STATE OF COLORADO  )
                   ) ss.
COUNTY OF ARAPAHOE )

          Before me, Florence A. Aston, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice President, General Counsel and Secretary of
Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of

Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts contained therein are true.

          In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.



                              Notary Public

 My commission expires: 4/26/93

                                     EXHIBIT A
                      STATEMENT OF RESOLUTIONS ESTABLISHING
                           A SERIES OF PREFERRED STOCK

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                           PREFERRED STOCK, SERIES E
                RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

         The Board of Directors of Great-West Life & Annuity Insurance Company (the "Corporation") hereby creates a fifth series of Preferred Stock, designated as the Non-Cumulative Perpetual Preferred Stock, Series E (hereinafter referred to as
       the "Series E Preferred Stock") consisting of 2,000,000 shares of
       Preferred Stock The Series E Preferred Stock shall be subject to and governed by the provisions of the Articles of Redomestication of the Corporation as amended from time to time
       in accordance with applicable law (including, but not limited to, the provisions of the Articles of Redomestication concerning dividend and liquidation preferences) and shall, in addition to
       the rights, privileges, restrictions and conditions stated in such Articles of Redomestication for the Preferred Stock as a
       class, have the following rights, privileges, restrictions and conditions

                                    ARTICLE 1

                         INTERPRETATION AND APPLICATION

 1.1             Definitions

             (a) "Affiliate," as used herein, means any entity other
                 than the Corporation (i) which owns beneficially, directly or indirectly, 10% or more of the outstanding
                 shares of the Common Stock, (ii) which is in control of
                 the Corporation, as "control" is defined under
                 Section 230.405 of the Rules and Regulations of the
                 Securities and Exchange Commission, 17 C.F.R.
                 Section 230.405, as in effect on the date of this Statement,
                 (iii) of which 10% or more of the outstanding shares of
                 common stock, or in which a 10% or greater general partnership or joint venture interest, is owned beneficially, directly or indirectly, by any entity
                 described in clause (i) or (ii) above, or (iv) which is
                 controlled by any entity described in clause (i) or
                 (ii) above, as "controlled by" is defined under such
                 Section 230.405.



             (b) "common Stock" shall mean the shares of common stock,
                 par value $1.00, in the capital of the
Corporation;

    (c) "Corporation's Conversion Notice" shall have the meaning ascribed thereto in subsection 3.2(b) hereof;

    (d) "Conversion Number" shall mean the number of shares of Common Stock which are to be issued on a conversion of one share of the Series E Preferred Stock, which shall be either the Negotiated Conversion Number or the Formula Conversion Number;

     (e) "Formula Conversion Number" shall mean the number of shares of Common Stock used in connection with the conversion of Series E Preferred Stock into Common Stock determined in accordance with the provisions of section 4.6 hereof;

     (f) "Holder's Conversion Notice" shall have the meaning ascribed thereto in subsection 4.2(a) hereof; and

     (g) "Negotiated Conversion Number" shall mean that number of shares of Common Stock used in connection with the conversion of Series E Preferred Stock into Common Stock determined in accordance with the provisions of section 4.5 hereof.

1.2      Regulatory Approvals

         Notwithstanding anything to the contrary contained herein, the Corporation shall not redeem, purchase for cancellation or otherwise retire, reduce or make any return of capital in respect of any Series E Preferred Stock or exercise its option to convert the Series E Preferred Stock into shares of common stock or modify the rights, privileges, restrictions or conditions of the Series E Preferred Stock unless the same is in accordance with the Colorado law and all the necessary or appropriate consents of the Colorado Insurance Division and other regulatory authorities having jurisdiction have been obtained prior thereto.

                            ARTICLE 2

                            DIVIDENDS

2.1       Dividend Payment Dates and Dividend Periods

          The dividend payment dates (the "Dividend Payment Dates") in respect of the dividends payable on the Series E Preferred Stock shall be the last day of each of the months of March, June, September and December in each year. A Dividend Period shall mean the period from and including the date of issue of the Series E Preferred Stock to but excluding the first Dividend Payment Date and, thereafter, the period from and including each Dividend Payment Date to but excluding the next succeeding Dividend Payment Date.

2.2     Payment of Dividends

         The holders of Series E Preferred Stock shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation, out of moneys of the Corporation properly applicable to the payment of dividends, non-cumulative cash dividends (the "Quarterly Dividends") payable, with respect to each Dividend Period, on the Dividend Payment Date immediately following the end of such Dividend Period, the first of such dividends to be payable on December 31, 1992 and to be in an amount per share determined in accordance with section 2.3 hereof. For all subsequent Dividend Periods, dividends, subject to section 2.3 hereof, as and when declared by the board of directors of the Corporation, out of moneys of the Corporation properly applicable to the payment of dividends, shall be paid in an amount per share of Series E Preferred Stock equal to $0.39188.

2.3     Dividend for other than a Full Dividend Period

         The holders of Series E Preferred Stock shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors, out of moneys of the Corporation properly applicable to the payment of dividends, non-cumulative cash dividends for any period which is less than a full Dividend Period as follows:

     (a) an initial dividend per share in respect of the period from and including the date of the initial issue of the Series E Preferred Stock to but excluding December 31, 1992 (the "Initial Dividend Period") equal to $0.57976; and

     (b) a dividend in an amount per share with respect to any Series E Preferred Stock:

          (i) which is issued, redeemed or purchased by the Corporation or converted during any Dividend
               Period; or

         (ii)  where the assets of the Corporation are
               distributed in the liquidation, dissolution or winding up of the Corporation to the holders of the Series E Preferred Stock with an effective date during any Dividend Period;

          equal to the amount obtained (rounded to five decimal places) when $1.5675 is multiplied by a fraction of which the numerator is the number of days in such

         Dividend Period that such share has been outstanding (excluding the date of issue, redemption, purchase or conversion or the effective date for the distribution of assets) and the denominator of which is the number of days in the year in which such Dividend Period falls.

2.4      Payment Procedure

         The Corporation shall pay the dividends on the Series E Preferred Stock to the holders of record thereof at the close of business on the second business day immediately preceding the relevant Dividend Payment Date (less any tax required to be deducted or withheld by the Corporation) by check drawn on a bank or trust company and payable in lawful money of the United States at any branch of such bank or trust company in the United States. The delivery or mailing of any check to a holder of Series E Preferred Stock shall be a full and complete discharge of the Corporation's obligation to pay the dividends to such holder (plus any tax required to be and in fact deducted and withheld therefrom and remitted to the proper taxing authority) unless such check is not honored when presented for payment. Dividends which are represented by a check which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of two years from the date on which they were declared to be payable may be reclaimed (including without limitation by cancellation of any check) and after such reclaiming the holders of Series E Preferred Stock entitled to the funds so reclaimed shall look only to the Corporation for such payment, without interest.

                            ARTICLE 3

               REDEMPTION, CONVERSION AND PURCHASE

3.1       General

     (a) Subject to the Articles of Redomestication and to the extent permitted by applicable law, the Series E
          Preferred Stock may be redeemed, converted or purchased by the Corporation as provided in this Article 3 and
          Article 4 but not otherwise.

     (b) For the purposes hereof, the Common Stock of the Corporation (the "Common Stock") shall mean (i) such common stock as currently constituted and (ii) any shares attributable to such common stock and resulting from a reclassification of the common stock of the Corporation or from a capital reorganization of the Corporation or a consolidation or merger of the Corporation with or into any other corporation (other than a capital reorganization, consolidation or merger
                which does not result in any reclassification of the
                common stock or a change of the common stock into other
                stock, shares or securities).

 3.2            Redemption and Conversion Rights

           (a) The Series E Preferred Stock shall not be redeemable
                prior to April 1, 1999. The Corporation may, upon giving notice as hereinafter provided, redeem on or after April 1, 1999 at any time the whole or from time
                to time any part of the then outstanding Series E Preferred Stock, by the payment of an amount in cash
                for each share of Series E Preferred Stock so redeemed
                equal to the sum of $20.90 plus an amount equal to all
                declared and unpaid dividends thereon up to but excluding the date fixed for redemption (the "Redemption Price").

           (b) The Series E Preferred Stock shall not be convertible
                at the option of the Corporation prior to April 1, 1999. Subject to compliance with the rights, privileges, restrictions and conditions of the
Common
                Stock and receipt of any required regulatory approval,
                the Corporation may, by giving notice as hereinafter
                provided (the "Corporation's Conversion Notice"), convert the whole or from time to time any part of the
                then outstanding Series E Preferred Stock into fully
                paid and non-assessable shares of Common Stock on the
                basis that the Series E Preferred Stock of each holder
                called for conversion by the Corporation will be converted into (subject to that exception as to fractions contained in section 3.7 hereof) that number
                (the "Conversion Number") of shares of Common Stock determined pursuant to Article 4 and that the
Formula
                Conversion Number as provided in section 4.6 shall be
                used for this purpose.

           (c)  If less than all of the outstanding Series E
Preferred
                Stock are to be redeemed or converted, the shares to be
                redeemed or converted shall be selected by lot, pro rata (disregarding fractions) or in such other manner
                as the board of directors or a committee thereof in its
                sole discretion shall by resolution determine.

3.3             Manner of Redemption or Conversion

           (a) Notice of redemption or conversion of Series E Preferred Stock shall be given by the Corporation not
                less than 25 nor more than 60 calendar days prior to
                the date fixed for redemption and not less than 35 nor
                more than 60 calendar days prior to the date fixed for
    conversion, to each holder of Series E Preferred Stock to be redeemed or converted, as the case may be. Such notice shall set out (i) the date (the "Redemption
    Date" or the "Conversion Date", as the case may be) on which the redemption or conversion is to take place;
    (ii) unless all the Series E Preferred Stock held by the holder to whom it is addressed is to be redeemed or converted, the number of shares of Series E Preferred
    Stock so held which are to be redeemed or converted:
    (iii) whether the Corporation shall redeem or convert such Series E Preferred stock; (iv) the Redemption
    Price or the method of determining the Conversion
    Number, as the case may be; and (v) where the Series E Preferred Stock is to be converted into Common Stock, the advice that such Common Stock will be registered in the name of the registered holder of the Series E
    Preferred Stock to be converted unless the Corporation receives from such holder, on or before the tenth calendar day prior to the Conversion Date (the
    "Transferee Notice Date"), at the head office of the Corporation, written notice in a form and executed in a manner satisfactory to the Corporation directing the Corporation to register such Common Stock in some other name or names (the "Transferee") and stating the name or names (with addresses) accompanied by payment to the Corporation of any transfer tax that may be payable by reason thereof and a written declaration of such matters as may be required by law in order to determine the entitlement of such Transferee to hold such Common
    Stock.

(b) In the case of a redemption, on and after the Redemption Date the Corporation shall pay or cause to be paid to the holders of the Series E Preferred Stock so called for redemption the Redemption Price therefor on presentation and delivery at the head office of the Corporation or such other place or places in the United
    States designated in the notice referred to in subsection 3.3(a), of the certificate or certificates representing the Series E Preferred Stock so called for redemption. Such payment shall be made by check and shall be a full and complete discharge of the Corporation's obligation to pay the Redemption Price owed to the holders of Series E Preferred Stock so called for redemption unless the check is not honored when presented for payment. From and after the Redemption Date, the holders of Series E Preferred
    Stock called for redemption shall cease to be entitled to dividends or to exercise any of the rights of holders of Series E Preferred Stock in respect of such shares except the right to receive therefor the Redemption Price, provided that if payment of such

    Redemption Price is not duly made in accordance with the provisions hereof, then the rights of such holders shall remain unimpaired.

(c) In the case of a redemption, the Corporation shall have the right at any time after mailing a notice of redemp-tion to deposit irrevocably (subject to the repayment right set forth below in this subsection) the aggregate
    Redemption Price of the Series E Preferred Stock thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the holders entitled thereto, in a special account with a bank or trust company designated by the Corporation for the holders of such shares, and upon such deposit being made or upon the date fixed for redemption, whichever is the later, the Series E Preferred Stock in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each holder thereof shall be limited to receiving, without interest, his proportionate part of the Redemption
    Price so deposited upon presentation and surrender of the certificates representing the Series E Preferred
    Stock so redeemed. Any interest on any such deposit shall belong to the Corporation. Redemption moneys which remain unclaimed for a period of two years from the Redemption Date shall be repaid to the Corporation, and after such repayment, the holders of Series E
    Preferred Stock entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

(d) In the case of a conversion of Series E Preferred Stock into Common Stock, on and after the Conversion Date the Corporation shall deliver the Conversion Number of Common Stock on presentation and delivery by the holders at the head office of the Corporation or such other place or places in the United States designated in the notice referred to in subsection 3.3(a), of the certificate or certificates representing the Series E
    Preferred Stock so called for conversion. The
    Corporation shall deliver or cause to be delivered certificates representing such Common Stock registered in the name of the holders of Series E Preferred Stock to be converted, or as such holders shall have directed as aforesaid. Series E Preferred Stock so converted shall be converted effective on the Conversion Date.
    From and after the Conversion Date, the holders of Series E Preferred stock so converted who have not presented and delivered the certificate or certificates representing such shares as herein required shall cease to be entitled to dividends on such Series E Preferred
    Stock or to exercise any of the rights of holders of

                 Series E Preferred Stock in respect of such shares except the right to receive a certificate for the Conversion Number of Common Stock and any payment with
                 respect to a fraction of a share of Series E
Preferred
                 Stock.

            (e) If less than all the Series E Preferred Stock
                 represented by any certificate shall be redeemed or
                 converted, a new certificate for the balance shall be
                 issued without cost to the holder.

3.4     Purchase

         The Corporation may purchase at any time all or from time to time any part of the outstanding Series E Preferred
Stock
      in the open market (including purchases through or from an investment dealer or firm holding membership on a stock exchange)
      or pursuant to tenders received by the Corporation upon an invitation for tenders addressed to all holders of the Series
E
      Preferred Stock, at a price per share in each case not exceeding the applicable Redemption Price at the time of purchase plus costs of purchase. If upon any invitation for tenders the Corporation receives tenders for Series E Preferred Stock at the
      same price in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the shares
      to be purchased shall be selected from the shares offered at such price as nearly as may be pro rata (to the nearest 10 shares) according to the number of shares of Series E Preferred Stock offered in each such tender, in such manner as the board of directors or a committee thereof in its sole discretion shall by
       resolution determine. If part only of the Series E Preferred Stock represented by any certificate shall be purchased, a new
       certificate for the balance of such shares shall be issued without cost to the holder.

3.5       Conversion into Another Series of Preferred Stock

         To the extent permitted by applicable law and the Articles of Redomestication and by-laws of the corporation,
and
       with any required approval of the Colorado Insurance
Division,
       the Corporation may at any time on or after September 30, 1997, designate a further series of preferred stock of the same class as the Series E Preferred Stock which qualifies as regulatory capital for Canadian insurance law purposes (the "New
Preferred
       Stock") and notify the holders of Series E Preferred Stock that they have the right pursuant to the terms of the Series E Preferred Stock, at their option, to convert their Series E Preferred Stock into fully paid and non-assessable New
Preferred
       Stock on a share for share basis on a date specified by the Corporation in such notice (the "Exchange Date"). Such notice
       shall provide the details of the terms and conditions of the New
       Preferred Stock and instructions on how to convert Series E

Preferred Stock into New Preferred Stock and shall be accompanied by the proper form of instrument of surrender.

3.6  Manner of Conversion into Another
         Series of Preferred Stock

         Series E Preferred Stock may be converted by the holder of such shares tendering to the Corporation on or prior to the Exchange Date the certificate or certificates representing the Series E Preferred Stock to be so converted accompanied by a written instrument of surrender in form satisfactory to the Corporation and duly executed by the registered holder of the Series E Preferred Stock represented by the certificate or certificates so surrendered in which instrument the holder may elect to convert all or a portion of the Series E Preferred Stock represented by such certificate or certificates into New Preferred Stock.

         The Corporation shall, on presentation and delivery at the head office of the Corporation or such other place or places in the United States as the Corporation may agree of the certificate or certificates representing the Series E Preferred Stock to be converted, issue and deliver or cause to be delivered as soon as is reasonably practicable after the Exchange Date a certificate or certificates representing the New Preferred Stock into which such Series E Preferred Stock have been converted. Such certificate or certificates shall be registered in the name of the holder of the Series E Preferred Stock so converted or in such name or names as the holder may specify in the written instrument accompanying the Series E Preferred Stock to be converted. The Series E Preferred Stock so converted shall be converted, and the holder thereof shall become a holder of record of New Preferred Stock, effective on the Exchange Date. The provisions of subsection 3.3(e) shall apply, mutatis mutandis, in the event of a conversion into New Preferred Stock of less than all of the Series E Preferred Stock represented by a particular share certificate.

 3.7      Avoidance of Fractional Shares

         In any case where a fraction of a share of Common Stock would otherwise be issuable on conversion of one or more shares of Series E Preferred Stock, the Corporation shall adjust such fractional interest by payment by check in an amount equal to the value of such fractional interest computed on the basis of $20.90 divided by the Conversion Number determined in respect of the relevant Conversion Date.

                           ARTICLE 4

                      HOLDER'S CONVERSION RIGHT

4.1  Conversion Right

         Subject to the option of the Corporation in section 4.3 hereof and to the provisions of section 1.2 hereof, each share of Series E Preferred Stock shall, on and after September 30, 1999, at the option of the holder, be convertible on the last day of March, June, September and December in each year (a "permitted conversion date") into (subject to the exception as to fractions contained in section 4.4) that number of shares of fully paid and non-assessable Common Stock as is equal to the Conversion Number. The holder of Series E Preferred Stock to be converted is entitled to receive any dividend which has been declared and is payable on the date of such conversion.

         Not less than 90 nor more than 120 calendar days prior to September 30, 1999, the Corporation shall give to the registered holders of the Series E Preferred Stock notice of the conversion right containing instructions to such holders as to the method by which such conversion right may be exercised, as set out in section 4.2. However, a failure to give such notice shall not affect the conversion rights of the Series E Preferred Stock.

4.2       Manner of Conversion

     (a) Series E Preferred Stock may be converted by the holder of such shares tendering to the Corporation not less than 55 calendar days prior to the date (which must be a permitted conversion date) fixed for conversion by such holder the certificate or certificates for the Series E Preferred Stock to be converted with the notice of conversion on the reverse side thereof (the "Holder's Conversion Notice") duly completed. Subject to section 4.3 and to the right to accept an offer to convert Series E Preferred Stock into New Preferred Stock under section 3.5, such Conversion Notice shall be irrevocable and shall set out:

          (i) the date (the "Conversion Date") on which the conversion is to take place;

         (ii) unless all the Series E Preferred Stock held by the holder by whom such notice is given is to be converted, the number of shares of Series E
              Preferred Stock so held which are to be converted;
              and

        (iii) an acknowledgement that the Common Stock into which the Series E Preferred Stock is to be converted is to be registered in the name of the registered holder of the Series E Preferred Stock to be converted unless such holder, on or before the tenth calendar day prior to the Conversion Date (the "Transferee Notice Date") provides to the Corporation written notice in the form and executed in a manner satisfactory to the Corporation directing the Corporation to register such Common Stock in some other name or names (the "Transferee") and stating the name or names (with addresses) accompanied by payment to the Corporation of any transfer tax that may be payable by reason thereof and a written declaration of any matters as may be required by law in order to determine the entitlement of such Transferee to hold such common Stock.

          (b) Subject to section 4.3 hereof, the Corporation shall, on presentation and delivery at the head office of the corporation or such other place or places in the United States as the Corporation may agree of the certificate or certificates representing the Series E Preferred Stock so surrendered for conversion, issue and deliver or cause to be delivered certifi-cates representing the number of whole shares of Common Stock into which such Series E Preferred Stock is to be converted, registered in the name of the holder of the Series E Preferred Stock to be converted, or as such holder shall have directed as aforesaid, as the case may be, on the Conversion Date. The
Series E Preferred Stock so converted shall be converted, and the holder thereof shall become a holder of Common Stock of record, effective on the Conversion Date.

          (c) If less than all the Series E Preferred Stock represented by any certificate shall be converted, a new certificate for the balance shall be issued without cost to the holder.

4.3       Option of the Corporation

          Prior to any Conversion Date, the Corporation may, by notice given not less than 35 calendar days before such Conversion Date to all holders who have given a Conversion
Notice,

     (a) redeem on the Conversion Date all but not less than all of the Series E Preferred Stock forming the subject matter of the applicable Conversion Notice at the Redemption Price provided for in Article 3 hereof; or

    (b) request such holders to sell on the Conversion Date such Series E Preferred Stock to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase all but not less than all of such Series E Preferred Stock at a price equal to the Redemption Price is or are found by the Corporation and such holders shall sell such Series E Preferred Stock at a price equal to the Redemption Price to such purchaser or purchasers.

Any such redemption or purchase shall be made on the Conversion Date by mailing a check of the Corporation or the Corporation's causing such purchaser to mail a check (as the case may be) in an amount equal to the Redemption Price to the holder of the Series E Preferred Stock entitled thereto. The provisions of subsection 3.3(e) shall apply, mutatis mutandis, in the event of a redemption or purchase of less than all the Series E Preferred Stock represented by a particular share certificate. The
Series E Preferred Stock so purchased or redeemed shall not be converted on the Conversion Date. In the event that for any reason the redemption or purchase provided for in this section is not effected in respect of a share or shares of Series E Preferred Stock on the Conversion Date, the option of the Corporation in respect of such Series E Preferred Stock shall lapse and such Series E Preferred Stock shall be deemed to have been converted on the Conversion Date.

4.4  Avoidance of Fractional Shares

         In any case where a fraction of a share of Common Stock would otherwise be issuable on conversion of one or more shares of Series E Preferred Stock under this Article 4, the Corporation shall adjust such fractional interest by the payment by check in an amount equal to the value of such fractional interest computed on the basis of $20.90 divided by the Conversion Number deter-mined in respect of the relevant Conversion Date.

4.5       Negotiated Conversion Number

     (a) No later than 10 days following the receipt of a Holder's Conversion Notice, the Corporation may notify the holders of the Series E Preferred Stock, or such holders as have delivered a Holder's Conversion Notice, of a proposed Conversion Number in connection with the conversion of the Series E Preferred Stock into Common Stock. Such notification to holders shall also:

          (i) specify a date by which each holder must notify the Corporation in writing of its acceptance of the proposed Conversion Number, if such holder intends to accept such number, which date shall be at least 25 days prior to the Conversion Date, and

   (ii) specify that the proposed Conversion Number shall become effective for the purposes of determining the number of Common Stock to be issued upon the conversion of the Series E Preferred Stock only if all of the holders of Series E Preferred Stock who have delivered a Holder's Conversion Notice accept such number.

(b) If, by the time prescribed in clause (a)(i), all of the holders of Series E Preferred Stock who have delivered a Holder's Conversion Notice have accepted the proposed
    Conversion Number, as evidenced by notice in writing to the Corporation, and at least 20 days prior to the Conversion Date the Corporation has notified all of such holders that each of them has agreed with the Corporation as to such number, then such Conversion
    Number (the "Negotiated Conversion Number") shall apply for the purposes of determining the number of shares of Common Stock to be issued upon the conversion of the Series E Preferred Stock in respect of the Holder's
    Conversion Notice then outstanding in accordance with the provisions of section 4.7 hereof.

4.6 Formula Conversion Number

(a) Subject to the provisions of subsection (b) hereof, the Corporation shall determine a Conversion Number (the
    "Formula Conversion Number") which shall be equal to the quotient obtained when (i) an amount equal to the total assets minus all preferred stock minus undistributed participating policyholder earnings as shown on the Corporation's balance sheet as at the end of the most recently completed calendar quarter, prepared in accordance with U.S. generally accepted accounting principles as in effect at the time of determination and applicable to the Corporation, is divided by (ii) the number of shares of Common Stock outstanding, on a fully diluted basis (excluding any shares issuable upon conversion of the Series E
    Preferred Stock), at such quarter-end.

(b) In the event that the Corporation proposes to utilize the Formula Conversion Number, it shall so notify all of the holders of Series E Preferred Stock (in the case of the issuance of a Corporation's Conversion Notice) or each holder of Series E Preferred Stock who has submitted a Holder's Conversion Notice, not less than 5 days prior to the Conversion Date, that the Corporation intends to use the Formula Conversion Number in respect of such Conversion Date and notifying such holders of the basis upon which such Number has been determined.
    The Corporation will, if requested by any holder of

         Series E Preferred Stock converting the same into Common Stock, provide such holder with a letter from the auditors of the Corporation stating that: (i) if the above-referenced quarter-end is not also the end of a fiscal year of the Corporation, (A) on the basis of a review of such unaudited quarter-end financial state-ments, nothing has come to the attention of the auditors that cause them to believe that the unaudited financial statements for the completed quarter referenced above are not in conformity with generally accepted accounting principles, and (B) in using the numbers contained in such unaudited quarter-end financial statements and information provided by the Corporation's management, the auditors have recalculated the Financial Conversion Number and found it to be accurate or (ii) if the above-referenced quarter is the end of a fiscal year of the Corporation,
         (A) the auditors indicate that they have issued their opinion on the audited financial statement for such fiscal year and (B) in using the numbers contained in such audited financial statements and information provided by the Corporation's management, the auditors have recalculated the Financial Conversion Number and found it to be accurate.

4.7  Conversion Ratio

         Each share of Series E Preferred Stock shall be convertible into that number of shares of Common Stock which is equal to the Conversion Number, with the result of such calculation being rounded down to the nearest share of Common Stock. For these purposes, the Conversion Number shall be the Negotiated Conversion Number agreed to in accordance with the provisions of section 4.5 hereof with respect to shares of Series E Preferred Stock subject to a Holder's Conversion Notice or, if no such number be agreed upon, the Formula Conversion Number determined pursuant to the provisions of section 4.6 hereof.

4.8  Reservation of Shares

         The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of shares of Series E Preferred Stock, at least the full number of shares of Common Stock then deliverable upon conversion of all shares of Series E Preferred Stock then outstanding on the basis of the Formula Conversion Number.

4.9       Governmental Approvals

                              -14

         If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series E Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                            ARTICLE 5

                          VOTING RIGHTS

5.1  No Voting

         Except as required by law and except as otherwise provided herein or in the Corporation's Articles of Redomestication, the holders of Series E Preferred Stock shall have no voting rights and shall not be entitled as such to receive notice of or to attend any meeting of shareholders of the corporation.

5.2      Default in Dividend

    (a) The shares of Series E Preferred Stock are intended to be "Voting Parity Preferred Stock" as that term is used in the Voting Rights of Stated Rate Auction Preferred Stock, Series A through Series D, of the Corporation
         (the " STRAPS n ) . During any period (a "Voting Period") when a "Default in Preferred Dividends" (as hereinafter defined) shall exist on the shares of Series E
         Preferred Stock, or any class or series of preferred stock ranking on a parity with the shares of Series E Preferred Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation and the terms of which expressly provide that such shares are "Voting Parity Preferred Stock" within the meaning of this paragraph or the terms of the STRAPS and voting rights thereunder are then exercisable (all such shares, and all shares of Series E Preferred Stock, being hereinafter referred to collectively as the "Voting Parity Preferred Stock"), the authorized number of members of the Board of Directors shall automatically be increased by two. The two vacancies so created shall be filled by the vote of the holders of the "Defaulted Voting Parity Preferred Stock" as hereinbelow defined, voting together as a single class without regard to class or series, to the exclusion of the holders of the Common Stock of the Corporation and any other class or series of stock other than such shares of Defaulted Voting Parity Preferred Stock. A

    "Default in Preferred Dividends" means any default or event specified in the terms of any class of preferred stock or series of preferred stock by reason of which the holders of such preferred stock are entitled to elect directors of the Corporation. A "Default in Preferred Dividends" with respect to Series E Preferred
    Stock shall be deemed to have occurred whenever the Corporation fails to declare and pay the whole amount of Quarterly Dividend for any Dividend Period on or before the last day of such Dividend Period, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, the Corporation declares and pays the full amount of Quarterly Dividend for a Dividend Period. At such time as the Corporation may again fail to declare the full amount of any Quarterly Dividend upon any Series E Preferred Stock for any Dividend Period, a "Default in Preferred
    Dividends" shall again have occurred. "Defaulted
    Voting Parity Preferred Stock" at any time shall mean those classes and series of Voting Parity Preferred
    Stock in respect of which, at or prior to such time, a Default in Preferred Dividends has occurred and of which the holders are entitled at that time by the terms of such Voting Parity Preferred Stock to elect directors of the Corporation. Upon the termination of a Voting Period with respect to any class or series of Defaulted Voting Parity Preferred Stock, the voting rights described in this section 5.2 shall cease for such class or series of Defaulted Voting Parity
    Preferred Stock, subject always, however, to revesting of such voting rights in the holders of such Voting
    Parity Preferred Stock upon the further occurrence of a Default in Preferred Dividends. If any Voting Period shall have terminated before the holders of a class or series of Voting Parity Preferred Stock shall have exercised the voting rights provided in this section 5.2, the holders of such class or series of Voting Parity Preferred Stock shall be deemed not to have acquired such voting rights.

(b) If the holders of any class or series of Defaulted
    Voting Parity Preferred Stock (the "first Defaulted
    Voting Parity Preferred Stock") have elected one or more directors prior to the happening of the default or event permitting the holders of any other class or series of Defaulted Voting Parity Preferred Stock to elect directors, then the directors so previously elected will be deemed to have been elected by and on behalf of the holders of such other class or series of Defaulted Voting Parity Preferred Stock as well as the first Defaulted Voting Parity Preferred Stock, without prejudice to the right of the holders of such other class or series to vote for directors if such previously elected directors shall resign, cease to serve or stand for reelection while the holders of such other class or series are entitled to vote. If the holders of any first Defaulted Voting Parity Preferred
    Stock are entitled to elect in excess of two directors, the holders of such other class or series shall not participate in the election of more than two such directors.

(c) No shares of any Defaulted Voting Parity Preferred
    Stock held by the Corporation or any of the Corporation's Affiliates shall be voted, or counted in determining a quorum, for the election, removal or replacement of any director elected by any Defaulted
    Voting Parity Preferred Stock.

5.3 Voting Procedures

(a) As soon as practicable after the commencement of a Voting Period, the Corporation shall call or cause to be called a special meeting of the holders of Defaulted
    Voting Parity Preferred Stock by mailing or causing to be mailed a notice of such special meeting to such holders not less than 10 nor more than 45 days after the date such notice is given. If the Corporation does not call or cause to be called such a special meeting, it may be called by any of such holders on like notice.
    The record date for determining the holders of Defaulted Voting Parity Preferred Stock entitled to notice of and to vote at such meeting shall be the close of business on the Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of stockholders held during a Voting Period at which directors are to be elected, removed or replaced, the holders of Defaulted Voting
    Parity Preferred Stock, voting together as a single class (to the exclusion of the holders of all other securities, series and classes of capital stock of the Corporation), voting by a majority of the votes of shares present in person or by proxy, shall be entitled to elect two directors. In regard to such elections, each holder of shares of Defaulted Voting Parity
    Preferred Stock shall be entitled to one or more votes and/or a fractional vote on the basis of one vote for each Sloo , ooo of liquidation preference (excluding amounts in respect of accumulated and unpaid dividends) attributable to such shares. Cumulative voting in such elections shall not be permitted. Shares of Defaulted
    Voting Parity Preferred Stock then outstanding, present in person or represented by proxy, representing one-third of the votes of the Defaulted Voting Parity

           Preferred Stock, will constitute a quorum for the election of directors. Notice of all meetings at which holders of Defaulted Voting Parity Preferred Stock of any series shall be entitled to vote will be given to such holders at their addresses as they appear on the Stock Books. At any such meeting or adjournment thereof in the absence of a quorum, holders of shares of Defaulted Voting Parity Preferred Stock representing a majority of the votes present in person or represented by proxy shall have the power to adjourn the meeting for the election of directors without notice, other than an announcement at the meeting, until a quorum is present. If any Voting Period shall terminate after the notice of special meeting provided for in this section 5.3 has been given but before the special meeting shall have been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed to the holders of Defaulted Voting Parity Preferred Stock a notice of cancellation of such special meeting.

      (b) The term of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of Defaulted Voting Parity Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by such holders of the two additional directors.

      (c) Simultaneously with the expiration of a Voting Period for all classes and series of Defaulted Voting Parity Preferred Stock, the term of office of the directors elected by the holders of Defaulted Voting Parity Preferred Stock shall terminate, the other persons who shall have been elected by the holders of stock of the Corporation (or by the Board of Directors prior to the beginning of the Voting Period) and who are incumbent shall constitute the directors of the Corporation, and the voting rights of the holders of Voting Parity
          Preferred Stock to elect directors shall cease.

      (d) For so long as a Voting Period continues, the directors elected at any time by the holders of Defaulted Voting Parity Preferred Stock may be removed without cause by, and shall not be removed without cause except by, the vote of the holders of record of the outstanding shares of Defaulted Voting Parity Preferred Stock at any subsequent time, voting together as a single class without regard to class or series, at a meeting of the stockholders, or of the holders of shares of Defaulted Voting Parity Preferred Stock, called for such purpose. So long as a Voting Period continues, (A) any vacancy in the office of a director elected by the holders of

         Defaulted Voting Parity Preferred Stock may be filled (except as provided in the following clause (B)) by the person appointed by an instrument in writing signed by the remaining director elected by the holders of Defaulted Voting Parity Preferred Stock and filed with the Corporation or, in the event there is no remaining director elected by the holders of Defaulted Voting Parity Preferred Stock, by vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred Stock, voting together as a single class without regard to class or series, at a meeting of the stockholders or at a meeting of the then holders of shares of Defaulted Voting Parity Preferred Stock called for such purpose, and (B) in the case of the removal of any director elected by the holders of Defaulted Voting Parity Preferred Stock, the vacancy may be filled by the person elected by the vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred Stock, voting together as a single class without regard to class or series, at the same meeting at which such removal shall be voted or at any subsequent meeting.

5.4  Additional Vote

         If any matter (excluding the election, removal or replacement of directors) requires the consent or affirmative vote of shares of Series E Preferred Stock or of all Preferred Stock of the Corporation, whether pursuant to the provisions of such Series or such Preferred Stock or pursuant to the provisions of the Articles of Redomestication of the Corporation or pursuant to applicable law, and if any shares of Series E Preferred Stock entitled to vote are held by the Corporation or by any of its Affiliates, then the following additional consent or vote will be required: the same consent or affirmative vote of shares otherwise required, except that shares of Series E Preferred Stock held by the Corporation and/or its Affiliates shall be deemed not to be outstanding for purposes of such additional consent or vote; provided, such additional consent or vote will not be applicable if all outstanding shares of Series E Preferred Stock are held by the Corporation and/or its Affiliate.

                            ARTICLE 6

                           ISSUE PRICE

          The price or consideration for which each share of Series E Preferred Stock shall be issued is $20.90 and, upon payment of such price, each such share shall be issued as fully paid and non-assessable.

                            ARTICLE 7

                    NOTICE AND INTERPRETATION

 7.1      Notices

     (a) Any notice, check, invitation for tenders or other Communication from the Corporation herein provided for shall be sufficiently given if delivered or if sent by first class unregistered mail, postage prepaid, to the holders of the Series E Preferred Stock at their respective addresses appearing on the books of the Corporation or, in the event of the address of any of such holders not so appearing, then at the last address of such holder known to the Corporation. Except for notices required by law, accidental failure to give such notice, invitation for tenders or other communica-tion to one or more holders of the Series E Preferred Stock shall-not affect the validity of the notices, invitations for tenders or other communications properly given or any action taken pursuant to such notice, invitation for tenders or other communication but, upon such failure being discovered, the notice, invitation for tenders or other communication, as the case may be, shall be sent forthwith to such holder or holders.

   (b) If any notice, check, invitation for tenders or other communication from the Corporation given to a holder of Series E Preferred Stock pursuant to paragraph (a) is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give or mail any further notices, checks, invita-tions for tenders or other communications, to such shareholder until another address for such shareholder is made known to the Corporation.

          Interpretation

     (a) In the event that any day on which any dividend on the Series E Preferred Stock is payable or on or by which any other action is required to be taken hereunder is not a business day, then such dividend shall be payable or such other action shall be required to be taken on or before the next succeeding day that is a business day. A "business day" means a day other than a Saturday, a Sunday or any other day that is a legal holiday on which banking institutions in the place where the Corporation has its head office are closed.

    (b) All references herein to a holder of Series E Preferred stock shall be interpreted as referring to a registered holder of the Series E Preferred Stock.

                            ARTICLE 8

                     CERTAIN MODIFICATIONS

         In addition to any other vote or consent of shareholders of the Corporation then required by applicable law or by the Articles of Redomestication of the Corporation, subject to any regulatory consents referred to in section 1.2 hereof, so long as any shares of Series E Preferred Stock remain outstanding, the Corporation shall not, without the prior approval of the holders of Series E Preferred Stock outstanding at that time, given in accordance with Article 9 below in person or by proxy, either in writing or at a meeting (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to Series E Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, dissolution or winding up of the Corporation, or reclassify any authorized stock of the Corporation into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, or (ii) amend, alter or repeal any of the provisions of the Corporation's Articles of Redomestication of the Corporation or this Statement of Designation so as to adversely affect any right, preference, privilege or voting power of Series E Preferred Stock: provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of any series of preferred stock or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to Series E Preferred Stock with regard to dividends, or upon liquidation, dissolution or winding up of the Corporation (which includes without limitation any shares of the same class of preferred stock as the Series E Preferred Stock, whether or not providing for cumulative dividends), shall not be deemed to adversely affect such rights, preferences, privileges or voting powers.

                            ARTICLE 9

          APPROVAL OF SERIES E PREFERRED STOCKHOLDERS

          When holders of Series E Preferred Stock are voting separately as a class, any approval of the holders of Series E Preferred Stock with respect to any and all matters referred to herein or of any other matters requiring the consent of the holders of the Series E Preferred Stock may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by
        the holders of a majority of the outstanding Series E
Preferred
        Stock (or, if required at that time by applicable law, signed by all holders of the outstanding Series E Preferred Stock) or passed by the affirmative vote of a majority of the votes cast by
        the holders of Series E Preferred Stock who voted in respect of the resolution at a general meeting of the holders of the Series E Preferred Stock duly called for that purpose and held
        upon at least 10 days notice at which the holders of at least one-third of the outstanding Series E Preferred Stock
(which
        shall constitute a quorum) are present in person or represented by proxy. The proxy rules applicable to the giving of notice of and the formalities to be observed in respect of the conduct of, any such meeting or any adjourned meeting shall be those from time to time prescribed by the Articles of Redomestication and by-laws of the Corporation with respect to meetings of the holders of Preferred Stock, or if not so prescribed, as required
        by the Colorado Corporation Code or by such other federal or state legislation as may be applicable in the circumstances.
        Subject to Article 5 hereof, on every vote taken at every meeting of holders of Series E Preferred Stock, each holder of Series E
        Preferred Stock entitled to vote thereat shall be entitled to one vote for each share of Series E Preferred Stock held.

                                    ARTICLE 10

                               RIGHTS ON LIQUIDATION

         In the event of the liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary
         or involuntary, the holders of Series E Preferred Stock shall be entitled to receive, out of assets of the Corporation available for distribution to stockholders after satisfying claims of creditors but before any payment or distribution on the Common
         Stock or on any other class of stock ranking junior to the shares of Series E Preferred Stock upon liquidation, a liquidation distribution in the amount of $20.90 per share plus an amount equal to all dividends declared and unpaid on each share to the date of such distribution. Additional provisions regarding the preferences and rights of holders of Series E Preferred
Stock to
         receive liquidating distributions are set forth in Article
IX of
         the Articles of Redomestication of the Corporation.
Neither the
         sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the consolidation or merger of the
         Corporation with or into any other entity, nor the merger or consolidation of any other entity with or into the Corporation, shall be deemed to be a liquidation, dissolution, or winding up

                                         -22-
                                                      - f z
         of the affairs of the Corporation, either voluntary or involuntary, for purposes of this Article 10.




                     ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION


        Pursuant to the provisions of the Colorado Corporation
    Code, Great-West Life & Annuity Insurance Company (the
    "Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

        FIRST: The name of the Corporation is Great-West
       Life & Annuity Insurance Company.

        SECOND: The Amendments set forth on Exhibit 1 and
       Exhibit 2 attached hereto were adopted by a vote of the sole shareholder of the Corporation on September 15, 1992. The number
       of shares voted for the Amendments was sufficient for approval.

        THIRD: The amendments do not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

        FOURTH: The amendments do not effect a change in the amount of stated capital of the Corporation.

       Dated: September 15, 1992 THE GREAT-WEST LIFE & ANNUITY
                                           INSURANCE COMPANY

                                      By

                                        William T. McCallum,
President
                                           and Chief Executive
Officer


                                        D. Craig Lennox, Senior
Vice
                                           President, General
Counsel
                                           and Secretary

        STATE OF COLORADO   )
                            )    ss.
        COUNTY OF           )


         Before me,                         , a notary public,
        personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West
Life &
        Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Statement of Resolution Establishing
Series
        E Preferred Stock as his voluntary act and deed, and that the facts contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this 5th day of September, 1992.

                                      Notary Public

       My commission expires:


        STATE OF COLORADO     )
                              )  ss.

        COUNTY OF             )





              Before me,                           , a notary
public,
       personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Statement of Resolution Establishing Series E Preferred Stock as his
voluntary
       act and deed, and that the facts contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this 15th day of September, 1992.



                                     Notary Public


       My commission expires:



         238830.                        -2-

Exhibit 1

        Great-West Life & Annuity Insurance Company hereby amends the following parts of the terms for four series of
Stated
       Rate Option Preferred Stock as set forth in the Statement of Resolution Establishing Four Series of Preferred Stock dated as
       of September 18, 1991 and filed with the Secretary of State of
       Colorado on September 30, 1991:

        Paragraphs 6(c), 6(d) and 6(e) are hereby amended to read in their entirety as follows:

                 (c) Default in Dividend.

             (i) During any period (a "Voting Period")
            when a "Default in Preferred Dividends" (as hereinafter defined) shall exist on the shares of any series of the STRAPS, or any class or series of preferred stock ranking on a parity with the shares of the STRAPS as to dividends or upon liquidation, dissolution or winding up of the Corporation and the terms of which expressly provide that such shares are "Voting Parity Preferred Stock" within the meaning of this paragraph and voting rights thereunder are then exercisable (all such shares, and all shares of each series of the STRAPS, being hereinafter referred to collectively as the "Voting Parity Preferred Stock"), the authorized number of members of the Board of Directors shall automatically be increased by two. The two vacancies so created shall be filled by the vote of the holders of the "Defaulted Voting Parity Preferred Stock" as hereinbelow defined, voting together as a single class without regard to class or series, to the exclusion of the holders of the Common Stock of the Corporation and any other class or series of stock other than such shares of Defaulted Voting Parity Preferred Stock. "Default in Preferred Dividends" means any default event specified in the terms of any class of preferred stock or series of preferred stock by reason of which the holders of such preferred stock are entitled to elect directors of the Corporation. A "Default in Preferred Dividends" with respect to any series of STRAPS shall be deemed to have occurred whenever the amount of unpaid accumulated dividends upon such series through the last preceding dividend period therefor shall be equivalent to six quarterly dividends (which, with respect to any series of the STRAPS, shall be deemed to be dividends with respect to a number of dividend periods containing not less than 540 days) or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accumulated and unpaid dividends (whether or not earned or declared) on all shares of all STRAPS of each and every series then outstanding shall have been paid to the end of the last preceding dividend period.
"Defaulted Voting Parity Preferred Stock" at any time shall mean those classes and series of Voting Parity
Preferred Stock in respect of which, at or prior to such time, a Default in Preferred Dividends has occurred and of which the holders are entitled at that time by the terms of such Voting Parity Preferred Stock to elect directors of the Corporation. Upon the termination of a Voting Period with respect to any class or series of Defaulted Voting Parity Preferred
Stock, the voting rights described in this paragraph
6(c) shall cease for such class or series of Defaulted
Voting Parity Preferred Stock, subject always, however, to revesting of such voting rights in the holders of such Voting Parity Preferred Stock upon the further occurrence of a Default in Preferred Dividends. If any Voting Period shall have terminated before the holders of a class or series of Voting Parity Preferred Stock shall have exercised the voting rights provided in this paragraph 6(c), the holders of such class or series of Voting Parity Preferred Stock shall be deemed not to have acquired such voting rights.

              (ii) If the holders of any class or series of Defaulted Voting Parity Preferred Stock (the "first
Defaulted Voting Parity Preferred Stock") have elected one or more directors prior to the happening of the default or event permitting the holders of any other class or series of Defaulted Voting Parity Preferred
Stock to elect directors, then the directors so previously elected will be deemed to have been elected by and on behalf of the holders of such other class or series of Defaulted Voting Parity Preferred Stock as well as the first Defaulted Voting Parity Preferred
Stock, without prejudice to the right of the holders of such other class or series to vote for directors if such previously elected directors shall resign, cease to serve or stand for reelection while the holders of such other class or series are entitled to vote. If the holders of any first Defaulted Voting Parity
Preferred Stock are entitled to elect in excess of two directors, the holders of such other class or series shall not participate in the election of more than two such directors.

              (iii) No shares of any Defaulted Voting
Parity Preferred Stock held by the Corporation or any of the Corporation's Affiliates shall be voted, or counted in determining a quorum, for the election, removal or replacement of any director elected by any Defaulted Voting Parity Preferred Stock.

     (d) Voting Procedures.

              (i) As soon as practicable after the
commencement of a Voting Period, the Corporation shall call or cause to be called a special meeting of the holders of Defaulted Voting Parity Preferred Stock by mailing or causing to be mailed a notice of such special meeting to such holders not less than 10 nor more than 45 days after the date such notice is given.
If the Corporation does not call or cause to be called such a special meeting, it may be called by any of such holders on like notice. The record date for determining the holders of Defaulted Voting Parity
Preferred Stock entitled to notice of and to vote at such meeting shall be the close of business on the Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of stockholders held during a Voting Period at which directors are to be elected, removed or replaced, the holders of Defaulted Voting Parity Preferred Stock, voting together as a single ^lass (to the exclusion of the holders of all other securities, series and classes of capital stock of the Corporation), voting by a majority of the votes of shares present in person or by proxy, shall be entitled to elect two directors. In regard to such elections, holders of shares of Defaulted Voting Parity Preferred Stock shall be entitled to one or more votes and/or a fractional vote on the basis of one vote for each $100,000 of liquidation preference (excluding amounts in respect of accumulated and unpaid dividends) attributable to such shares. Cumulative voting in such elections shall not be permitted. Shares of Defaulted Voting Parity
Preferred Stock then outstanding, present in person or represented by proxy, representing one-third of the votes of the Defaulted Voting Parity Preferred Stock, will constitute a quorum for the election of directors.
Notice of all meetings at which holders of Defaulted
Voting Parity Preferred Stock of any series shall be entitled to vote will be given to such holders at their addresses as they appear on the Stock Books. At any such meeting or adjournment thereof in the absence of a quorum, holders of shares of Defaulted Voting Parity
Preferred Stock representing a majority of the votes present in person or represented by proxy shall have the power to adjourn the meeting for the election of directors without notice, other than an announcement at the meeting, until a quorum is present. If any Voting
Period shall terminate after the notice of special meeting provided for in this paragraph 6(d)(i) has been given but before the special meeting shall have been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed to the holders of Defaulted Voting Parity Preferred Stock a notice of cancellation of such special meeting.

              (ii) The term of office of all persons who are directors of the Corporation at the time of a special meeting of the holders of Defaulted Voting
Parity Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by such holders of the two additional directors.

              (iii) Simultaneously with the expiration of a Voting Period for all classes and series of Defaulted
Voting Parity Preferred Stock, the term of office of the directors elected by the holders of Defaulted
Voting Parity Preferred Stock shall terminate, the other persons who shall have been elected by the holders of stock of the Corporation (or by the Board of Directors prior to the beginning of the Voting Period) and who are incumbent shall constitute the directors of the Corporation, and the voting rights of the holders of Voting Parity Preferred Stock to elect directors shall cease.

              (iv) For so long as a Voting Period
continues, the directors elected at any time by the holders of Defaulted Voting Parity Preferred Stock may be removed without cause by, and shall not be removed without cause except by, the vote of the holders of record of the outstanding shares of Defaulted Voting
Parity Preferred Stock at any subsequent time, voting together as a single class without regard to class or series, at a meeting of the stockholders, or of the holders of shares of Defaulted Voting Parity Preferred
Stock, called for such purpose. So long as a Voting
Period continues, (A) any vacancy in the office of a director elected by the holders of Defaulted Voting
Parity Preferred Stock may be filled (except as provided in the following clause (B)) by the person appointed by an instrument in writing signed by the remaining director elected by the holders of Defaulted
Voting Parity Preferred Stock and filed with the Corporation or, in the event there is no remaining director elected by the holders of Defaulted Voting
Parity Preferred Stock, by vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred
Stock, voting together as a single class without regard to class or series, at a meeting of the stockholders or at a meeting of the then holders of shares of Defaulted
Voting Parity Preferred Stock called for such purpose, and (B) in the case of the removal of any director elected by the holders of Defaulted Voting Parity
Preferred Stock, the vacancy may be filled by the
           person elected by the vote of the holders of the outstanding shares of Defaulted Voting Parity Preferred Stock, voting together as a single class without regard to class or series, at the same meeting at which such removal shall be voted or at any subsequent meeting.

             (e) Additional Vote. If any matter (excluding the election, removal or replacement of directors) requires the consent or affirmative vote of shares of any series of STRAPS, of all series of STRAPS, or of all Preferred Stock of the Corporation, whether pursuant to the provisions of such series, all such series or such Preferred Stock or pursuant to the provisions of the Articles of Redomestication of the Corporation or pursuant to applicable law, and if any shares of any series of STRAPS entitled to vote are held by the Corporation or by any of its Affiliates, then the following additional consent or vote will be required: the same consent or affirmative vote of shares otherwise required, except that shares of STRAPS held by the Corporation and/or its Affiliates shall be deemed not to be outstanding for purposes of such additional consent or vote; provided, such additional consent or vote will not be applicable if all outstanding shares of the STRAPS of such series (in the case of a class vote of such series) or of all series STRAPS (in the case of a vote of all series of STRAPS) are held by the Corporation and/or its Affiliates.













      Z38850 .3

Fs





Exhibit 2

        Great-West Life & Annuity Insurance Company hereby amends parts of ARTICLE IX of its Articles of Redomestication as
      follows:

        1. Article IX, Section A, paragraph 3 is hereby amended to read in its entirety as follows:

             3. Dividend and Liquidation Preference as between the Common Stock and the Preferred Stock. For so long as any shares of Preferred Stock are outstanding, the
           corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than any dividend or distribution payable solely in shares of Common Stock or any other stock of the corporation ranking junior to the shares of Preferred Stock as to dividends and liquidation)
           in respect of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred
Stock
           as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other stock of the corporation ranking junior to the shares of Preferred
Stock
           as to dividends or upon liquidation, unless (i) full cumulative dividends on all shares of Preferred Stock as to
           which dividends are cumulative for all past dividend periods have been (a) paid or (b) declared and a sum sufficient irrevocably deposited with the paying agent for the payment
           of such dividends, and (ii) the corporation has redeemed the full number of shares of Preferred Stock, if any, t is then obligated to redeem in accordance with the terms of any series of Preferred Stock as fixed by the board of directors
           of the corporation in accordance with this Article IX.

        2. Article IX, Section B, paragraph 2 is hereby amended to read in its entirety as follows:

             2. No Dividend Preference Between Series of
           Preferred Stock. No dividends shall be declared on shares
           of any series of Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared on the shares of each other series of Preferred Stock as to which dividends are cumulative through the most recent dividend payment date for
           each such other series. If at any time any accrued dividends on shares of any series of Preferred Stock as to
           which dividends are cumulative (a "cumulative series") have not been paid in full, then the corporation will, if paying any dividends on any shares of any cumulative series of

    Preferred Stock, pay dividends on shares of all cumulative series of Preferred Stock pro rata in proportion to the sums which would be payable on such cumulative series if all accrued but unpaid dividends, if any, through the most recent dividend payment date were declared and paid in full. Dividends on any series of Preferred Stock shall be cumulative only to the extent provided in the terms of that series.






















                         ~b

          0216633.01                     2

                         ARTICLES OF AMENDMENT

                                                       APPROVED AS
TO FORM
                                                     ASSISTANT
ATT0RNEY GENERAL
                                                     DATE

         Pursuant to the provisions of the Colorado Business
       Corporation Act, Great-West Life & Annuity Insurance Company
(the
       "Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

         FIRST: The name of the Corporation is Great-West Life &
       Annuity Insurance Company.

         SECOND: The amendments to the Articles of Redomestication set forth on Exhibit 1 attached hereto were adopted on
January
       24, 1995 by the sole shareholder of the Corporation, as prescribed by the Colorado Business Corporation Act. The number
       of shares voted for the amendments was sufficient for approval.
       The number of votes cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group.

         THIRD: The amendments do not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

       Dated: January 24, 1995
                                      GREAT-WEST LIFE & ANNUITY
INSURANCE
                                      COMPANY

                                      By
                                        W.T. McCallum, President
and
                                        Chief Executive Officer

                                        D.C. Lennox, Senior Vice
                                                   Vice
                                        President, General Counsel
and
                                        Secretary

                                                        Exhibit 1

         Great-West Life & Annuity Insurance Company hereby amends, as set forth below, parts of its Articles of Redomestication consisting of the Statement of Resolution Establishing Four
Series of Preferred Stock dated as of September 18, 1991 and filed with the Secretary of State of Colorado on September 30, 1991, as amended by Articles of Amendment to Articles of Redomestication dated as of June 16, 1992 and filed with the Secretary of State of Colorado on June 30, 1992, and by Articles of Amendment to Articles of Redomestication, dated September 15, 1992 and filed with the Secretary of State of Colorado on September 29, 1992 (as so amended, "the Statement").

         1. The definition of "Initial Long-Term Dividend Period" contained in paragraph 2 of the Statement is hereby amended to read in its entirety as follows:

          "'Initial Long-Term Dividend Period' means (i) with respect to the Series A STRAPS, Series C STRAPS and Series D STRAPS, the period from and including the respective Dates of Original Issue for such series to and excluding December 31, 2002 and (ii) with respect to Series B STRAPS, the period from and including the Date of Original Issue for such series to and excluding December 31, 1995."

          2. Clause (I) of paragraph 3(c)(i) of the Statement is hereby amended to read in its entirety as follows:

          "(I) during the Initial Long-Term Dividend Period for each series of STRAPS, the respective dividend rates per annum applicable to such series shall be as follows: Series A, C and D: 8% to and excluding December 31, 1993, 4.05% from December 31, 1993 to and excluding February 18, 1994, 4.29% from February 18, '994 to and excluding April 8, 1994, 4.7E% from April 8, 1994 to and excluding May 27, 1994, 5.46% from May 27, 1994 to and excluding July 15, 1994, 5.16% from July 15, 1994 to and excluding September 2, 1994, 6.00% from September 2, 1994 to and excluding October 21, 1994, 6.29% from October 21, 1994 to and excluding December 9, 1994, 7.58% from December 9, 1994 to and excluding January 27, 1995, and 7.30% for the balance of such Period; and Series B: 7% throughout such Period; and..."

                            )
   COUNTY OF ARAPAHOE       ) ss.
   STATE OF COLORADO        )

         Before me, Diane Herwitz, a notary public, personally appeared William T. McCallum, who acknowledged that he is the President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts
   contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this 24th day of January, 1995.

                                 Notary Public



  My commission expires: 4-27-91


   STATE OF COLORADO       )
                           )  ss.
   COUNTY OF ARAPAHOE      )

         Before me, Diane Herwitz, a notary public, personally appeared D. Craig Lennox, who acknowledged that he is the Senior Vice President, General Counsel and Secretary of Great-West Life & Annuity Insurance Company, a Colorado corporation, and that he signed the foregoing Articles of Amendment to Articles of Redomestication as his voluntary act and deed, and that the facts
   contained therein are true.

         In witness whereof, I have hereunto set my hand and seal this 24th day of January, 1995.


                                 Notary Public

   My commission expires: 4-27-97

                      ARTICLES OF AMENDMENT
                 TO ARTICLES OF REDOMESTICATION


     Pursuant to the provisions of the Colorado Business
Corporation Act, Great-West Life & Annuity Insurance Company (the
"Corporation") hereby adopts the following Articles of Amendment to its Articles of Redomestication:

     FIRST:  The name of the Corporation is Great-West Life &
Annuity Insurance Company.

     SECOND: The amendments to the Articles of Redomestication set forth on Exhibit 1 attached hereto were adopted on April 22, 1996 by the sole shareholder of the Corporation, as prescribed by the Colorado Business Corporation Act. The number of shares voted for the amendments was sufficient for approval. The number of votes cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group.

     THIRD: The amendments do not effect an exchange, reclassification, or cancellation of issued shares of the Corporation.

Dated:  April 22, 1996             GREAT-WEST LIFE & ANNUITY
                                        INSURANCE COMPANY



                                   W.T.McCallum, President and
                                   Chief Executive Officer



                                   D.C. Lennox, Senior Vice
                                   President, General Counsel and
                                   Secretary

                                                       Exhibit 1

     Great-West Life & Annuity Insurance Company hereby amends, as set forth below, parts of its Articles of Redomestication consisting of the Statement of Resolution Establishing Four Series of Preferred Stock dated as of September 18, 1991 and filed with the Secretary of State of Colorado on September 30, 1991, as amended by Articles of Amendment to Articles of Redomestication dated as of June 16, 1992 and filed with the Secretary of State of Colorado on June 30, 1992, by Articles of Amendment to Articles of Redomestication dated September 15, 1992 and filed with the Secretary of State of Colorado on September 29, 1992, and by Articles of Amendment to Articles of Redomestication dated January 24, 1995 and filed with the Secretary of State of Colorado on February 7, 1995 (as so amended, "the Statement").

     1. The definition of "Initial Long-Term Dividend Period" contained in paragraph 2 of the Statement is hereby amended to read in its entirety as follows:

          "'Initial Long-Term Dividend Period' means (i) with respect to the Series A STRAPS, Series C STRAPS and Series D STRAPS, the period from and including the respective Dates of Original Issue for such series to and excluding December 31, 2002 and (ii) with respect to Series B STRAPS, the period from and including the Date of Original Issue for such series to and excluding December 31, 1997."

     2. Clause (I) of paragraph 3(c)(i) of the Statement is hereby amended to read in its entirety as follows:

          "(I) during the Initial Long-Term Dividend Period for each series of STRAPS, the respective dividend rates per annum applicable to such series shall be as follows:
          Series A, C and D: 8% to and excluding December 31, 1993, 4.05% from December 31, 1993 to and excluding February 18, 1994, 4.29% from February 18, 1994 to and excluding April 8, 1994, 4.75% from April 8, 1994 to and excluding May 27, 1994, 5.46% from May 27, 1994 to and excluding July 15, 1994, 5.16% from July 15, 1994 to and excluding September 2, 1994, 6.00% from September 2, 1994 to and excluding October 21, 1994, 6.29% from October 21, 1994 to and excluding December 9, 1994, 7.58% from December 9, 1994 to and excluding January 27, 1995, and 7.30% for the balance of such Period; and Series B: 7% to and excluding December 31, 1995, 7.16% from December 31, 1995 to and excluding February 16, 1996, 6.59% from February 16, 1996 to and excluding April 5, 1996, 6.79% from April 5, 1996 to and excluding May 24, 1996, and 5.80% for the balance of such Period; and..."